                                  Law Offices
                          Drinker Biddle & Reath LLP
                      Philadelphia National Bank Building
                             1345 Chestnut Street
                         Philadelphia, PA  19107-3496
                           Telephone: (215) 988-2700
                              Fax: (215) 988-2757

                                April 29, 1999

VIA EDGAR TRANSMISSION
----------------------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC  20549

  Re:  The Kent Funds Form N-1A
       Post-Effective Amendment No. 31
       File Nos. 33-8398 and 811-4824
       -------------------------------

Ladies and Gentlemen:

       Please accept for filing Post-Effective Amendment No. 31 (the "Amendment") to the Registration Statement on Form N-1A of The Kent Funds (the "Trust") under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended. The Amendment is being filed pursuant to Rule 485(b) under the Securities Act of 1933 in order to (i) include the Company's audited financial statements for the fiscal year ended December 31, 1998, (ii) update certain financial information and (iii) make other non-material changes. On behalf of the Trust, I hereby certify that this Amendment does not contain disclosures that would render it ineligible to become effective under paragraph (b) of Rule 485. As requested in the staff's generic comment letter dated February 25, 1994, we note for your information that shares of the Trust are marketed in part through banks.
       Questions and comments concerning the enclosed materials may be directed to the undersigned at (215) 988-1146.

                                      Sincerely,

                                      /s/ Diana E. McCarthy
                                      ---------------------
                                      Diana E. McCarthy

          As filed with the Securities and Exchange Commission on April 29, 1999

                                                 Securities Act File No. 33-8398
                                        Investment Company Act File No. 811-4824

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
                    Pre-Effective Amendment No.____                        [_]

                    Post-Effective Amendment No. 31 and/or                 [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

                               Amendment No. 32
                       (Check appropriate box or boxes)

                                THE KENT FUNDS
                                --------------
              (Exact Name of Registrant as Specified in Charter)

                    3435 Stelzer Road, Columbus, Ohio 43219
                    ---------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (614) 470-8000

                         W. Bruce McConnel, III, Esq.
                          Drinker Biddle & Reath LLP
                 1345 Chestnut Street, Philadelphia, PA 19107
                 --------------------------------------------
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[X]  immediately upon filing pursuant to paragraph (b)
[_]  on                pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  on (date) pursuant to paragraph (a)(1)
[_]  75 days after filing pursuant to paragraph (a)(2)
[_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered........................................None

The purpose of this filing is to:



  (i) update certain financial and other annual information in the Kent Funds' Prospectus and Statement of Additional Information covering the Growth and Income, Index Equity, Large Company Growth, Small Company Growth, International Growth, Income, Intermediate Bond, Short Term Bond, Tax-Free Income, Intermediate Tax-Free, Michigan Municipal Bond, Money Market, Government Money Market and Michigan Municipal Money Market Funds.

[KENT FUNDS RIGHT ON THE MONEY LOGO APPEARS HERE]


Prospectus                 EQUITY FUNDS


May 1, 1999                Kent Growth and Income Fund

                           Kent Index Equity Fund

                           Kent Large Company Growth Fund

                           Kent Small Company Growth Fund

                           Kent International Growth Fund

                           BOND FUNDS

                           Kent Income Fund

                           Kent Intermediate Bond Fund

                           Kent Short Term Bond Fund

                           MUNICIPAL BOND FUNDS

                           Kent Tax-Free Income Fund

                           Kent Intermediate Tax-Free Fund

                           Kent Michigan Municipal Bond Fund

                           MONEY MARKET FUNDS

                           Kent Money Market Fund

                           Kent Government Money Market Fund

                           Kent Michigan Municipal Money Market Fund

                           -----------------------------------------------
                             NEED INFORMATION?

                             Call 1-800-633-KENT (5368)
                             or your Investment Representative.
                           -----------------------------------------------

                             THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PRO-SPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTA-TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS

     Carefully review   RISK/RETURN SUMMARY AND FUND EXPENSES
  this important sec-
   tion, which summa-
    rizes each Fund's
  investments, risks,
    past performance,
            and fees.

                      3 Overview

                       EQUITY FUNDS

                      4 Investment Objectives,
                        Principal Investment Strategies and
                        Performance Information

                      9 Principal Risks

                     11 Fees and Expenses

                       BOND FUNDS

                     12 Investment Objectives,
                        Principal Investment Strategies and
                        Performance Information

                     16 Principal Risks

                     17 Fees and Expenses

                       MUNICIPAL BOND FUNDS

                     18 Investment Objectives,
                        Principal Investment Strategies and
                        Performance Information

                     21 Principal Risks

                     23 Fees and Expenses

                       MONEY MARKET FUNDS

                     24 Investment Objectives,
                        Principal Investment Strategies and
                        Performance Information

                     27 Principal Risks

                     29 Fees and Expenses

                        ADDITIONAL INFORMATION

                      30 Investing for Defensive Purposes

                      30 Year 2000 and the Kent Funds


  Review this section   FUND MANAGEMENT
          for details
    on the people and 31 Investment Adviser
        organizations
      who oversee the 32 Portfolio Managers
               Funds.
                      32 Distributor, Administrator and Sub-Administrator

  Review this section   SHAREHOLDER INFORMATION
       for details on
       how shares are 33 Pricing of Fund Shares valued, how to pur-
      chase, sell and 34 Purchasing and Selling Your Investment Shares exchange shares, related charges and 40 Purchasing and Selling Your Institutional Shares
          payments of
        dividends and 40 General Policies on Selling Shares distributions.
                      41 Distribution and Service Fees

                      42 Exchanging Your Shares

                      43 Dividends and Distributions

                      43 Taxation


                      45 FINANCIAL HIGHLIGHTS


                        BACK COVER

                         Where to learn more about the Funds

RISK/RETURN SUMMARY AND FUND EXPENSES



This prospectus describes the following funds offered by the Kent Funds (the "Funds"). On the following pages, you will find important information about each Fund, including:

 . the investment objective

 . principal investment strategy

 . performance information

 . fees and expenses, and

 . principal risks associated with each Fund

The Funds are managed by Lyon Street Asset Management Company ("Lyon Street" or the "Adviser").

Equity Funds

Growth and Income Fund        Risk/Return Profile of Mutual Funds

Index Equity Fund                      [CHART APPEARS HERE]

Large Company Growth Fund

Small Company Growth Fund

International Growth Fund

Bond Funds

Income Fund

Intermediate Income Fund

Short Term Bond Fund

Municipal Bond Funds

Tax-Free Income Fund

Intermediate Tax-Free Fund

Michigan Municipal Bond Fund

Money Market Funds

Money Market Fund

Government Money Market Fund

Michigan Municipal Money Market Fund

Principal Risks of the Funds

                                              Foreign   Interest
                            Market Selection Investment   Rate   Credit Concentration
                             Risk    Risk       Risk      Risk    Risk      Risk
-------------------------------------------------------------------------------------
  Growth and Income Fund       X        X
-------------------------------------------------------------------------------------
  Index Equity Fund            X        X
-------------------------------------------------------------------------------------
  Large Company Growth
   Fund                        X        X
-------------------------------------------------------------------------------------
  Small Company Growth
   Fund                        X        X
-------------------------------------------------------------------------------------
  International Growth
   Fund                        X        X         X                            X
-------------------------------------------------------------------------------------
  Income Fund                  X        X                   X       X
-------------------------------------------------------------------------------------
  Intermediate Income Fund     X        X                   X       X
-------------------------------------------------------------------------------------
  Short Term Bond Fund         X        X                   X       X
-------------------------------------------------------------------------------------
  Tax-Free Income Fund         X        X                   X       X
-------------------------------------------------------------------------------------
  Intermediate Tax-Free
   Fund                        X        X                   X       X
-------------------------------------------------------------------------------------
  Michigan Municipal Bond
   Fund                        X        X                   X       X          X
-------------------------------------------------------------------------------------
  Money Market Fund            X        X                   X       X
-------------------------------------------------------------------------------------
  Government Money Market
   Fund                        X        X                   X       X
-------------------------------------------------------------------------------------
  Michigan Municipal Money
   Market Fund                 X        X                   X       X          X

A complete description of these and other risks can be found in the sections "Equity Funds - Principal Risks," "Bond Funds - Principal Risks," "Municipal Bond Funds - Principal Risks" and "Money Market Funds - Principal Risks".

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES     Long-term capital growth with current income as a
                          secondary objective.

PRINCIPAL INVESTMENT      The Fund normally invests at least 65% of its total
STRATEGIES                assets in equity securities of U.S. companies each
                          having $100 million or more in market capitalization,
--------------------      that are traded on the New York Stock Exchange, Amer-
 Market                   ican Stock Exchange or over-the-counter. The Fund in-
 Capitalization           tends to invest at least 65% of its total assets in
 is a common              equity securities that Lyon Street believes have po-
 measure of the           tential primarily for capital growth and secondarily
 size of a                for income. A portion of the Fund's assets may be in-
 company. It is           vested in preferred stock or bonds convertible into
 the market price         common stock. The Fund expects to earn current income
 of a share of            mainly from stock dividends and from interest on con-
 the company's            vertible bonds. The average market capitalization of
 stock multiplied         the Fund's portfolio securities was $32.7 billion as
 by the number of         of December 31, 1998.
 shares that are
 outstanding.
--------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500") in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Institutional Shares

(Both the chart and the table assume reinvestment of dividends and distribu-tions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.


      [BAR CHART APPEARS HERE]

           1993    11.98%
           1994     0.51%
           1995    34.91%
           1996    19.47%
           1997    24.14%
           1998    28.07%


Best quarter: Q4 199821.19%

Worst quarter: Q3 1998-9.38%

Past performance does not indicate how the Fund will perform in the future.


Average Annual Total Returns (for the periods ending December 31, 1998)

                        Inception Date Past Year Past 5 Years Since Inception
-----------------------------------------------------------------------------
  Investment Shares         12/1/92     27.68%      20.58%        18.90%
-----------------------------------------------------------------------------
  Institutional Shares      11/2/92     28.07%      20.83%        19.46%
-----------------------------------------------------------------------------
  S&P 500 Index            10/31/92     28.60%      24.05%        21.86%
-----------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT INDEX EQUITY FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES    Long-term capital appreciation with current income as
                         a secondary objective.

PRINCIPAL INVESTMENT     To achieve its objectives, the Fund invests substan-
STRATEGIES               tially all of its assets in common stock of companies
                         that make up the S&P 500. Lyon Street will generally
                         try to match the industry composition of the S&P 500;
                         however, the Fund may be invested in the S&P 500 com-
                         panies in different proportions. The Fund will try to
                         achieve a close correlation between the performance
                         that it generates and that of the S&P 500. Several
                         factors may affect the Fund's ability to exactly
                         track the S&P 500's performance, including the timing
                         of purchases and redemptions, changes in securities
                         markets and in the size of the Fund.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
-----------------------

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500") in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Institutional Shares

(Both the chart and the table assume reinvestment of dividends and distribu-tions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.


        [BAR CHART APPEARS HERE]

             1993     9.11%
             1994     0.86%
             1995    36.23%
             1996    22.18%
             1997    32.55%
             1998    28.26%


Best quarter: Q4 199821.26%

Worst quarter: Q3 1998-9.99%

Past performance does not indicate how the Fund will perform in the future.


Average Annual Total Returns (for the periods ending December 31, 1998)

                        Inception Date Past Year Past 5 Years Since Inception
-----------------------------------------------------------------------------
  Investment Shares        11/25/92     27.93%      23.05%        20.60%
-----------------------------------------------------------------------------
  Institutional Shares      11/2/92     28.26%      23.33%        21.08%
-----------------------------------------------------------------------------
  S&P 500 Index            10/31/92     28.60%      24.05%        21.86%
-----------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE        Long-term capital appreciation.

PRINCIPAL INVESTMENT        The Fund normally invests at least 65% of its total
STRATEGIES                  assets in equity securities of U.S. companies with
                            at least $4 billion in market capitalization. The
                            Fund intends to invest at least 65% of its total
                            assets in securities of companies which Lyon Street
                            believes have potential for above-average growth as
                            measured by projected earnings per share and growth
                            in sales.
--------------------------------------------------------------------------------

No performance information
is shown for the Large
Company Growth Fund which
has not commenced
operations as of the date
of this prospectus.

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES      Long-term capital appreciation.

PRINCIPAL INVESTMENT       The Fund normally invests at least 65% of its total
STRATEGIES                 assets in the equity securities of a diverse group of
                           companies whose market capitalizations are less than
----------------------     $2 billion at the time of purchase. The Fund intends
 Market                    to invest at least 65% of its total assets in equity
 Capitalization            securities of companies that Lyon Street believes
 is a common               have above-average potential for growth in revenues,
 measure of the            earnings or assets. The Fund intends generally to
 size of a                 purchase common stock issued by companies that meet
 company. It is            this market capitalization criteria that are listed
 the market price          on the New York Stock Exchange, but may also purchase
 of a share of             shares of companies that meet this capitalization
 the company's             criteria that are listed on other U.S. securities ex-
 stock multiplied          changes or trade over the counter. The value of the
 by the number of          shares purchased will be based on the company's capi-
 shares that are           talization relative to all of the other eligible com-
 outstanding.              panies. Lyon Street may elect to exclude an eligible
----------------------     company from the Fund's portfolio if it believes the
                           company is in financial difficulty or if it believes
                           that the company's stock is too illiquid. Lyon Street
                           will consider selling shares if the issuer's market
                           capitalization increases to the point that it is
                           ranked in the top half of all NYSE companies.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
-----------------------

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Russell 2000 In-dex, in the table below, is an unmanaged index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as an index that accurately reflects the universe of small capitalization stocks.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Institutional Shares

(Both the chart and the table assume reinvestment of dividends and distribu-tions.)


The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.


        [BAR CHART APPEARS HERE]

           1993     17.04%
           1994     -0.06%
           1995     23.75%
           1996     19.56%
           1997     27.56%
           1998     -6.15%


 Best quarter: Q2 199718.02%

 Worst quarter: Q3 1998-21.20%

Past performance does not indicate how the Fund will perform in the future.


Average Annual Total Returns (for the periods ending December 31, 1998)

                        Inception Date Past Year Past 5 Years Since Inception
-----------------------------------------------------------------------------
  Investment Shares         12/4/92     -6.40%      11.94%        12.94%
-----------------------------------------------------------------------------
  Institutional Shares      11/2/92     -6.15%      12.17%        14.15%
-----------------------------------------------------------------------------
  Russell 2000 Index       10/31/92     -2.55%      11.87%        14.62%
-----------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE       Long-term capital appreciation.

PRINCIPAL INVESTMENT       The Fund normally invests at least 65% of its total
STRATEGIES                 assets in the common and preferred stocks of compa-
                           nies located in at least three countries in Europe, Australia and the Far East.

                           Lyon Street considers a country's Gross Domestic Product and market capitalization relative to other countries when determining region and country alloca-tions among Europe, Australia and the Pacific Rim. Allocation among companies is determined based on a stock's market capitalization and industry attrac-tiveness. Stocks are selected from the companies rep-resented in the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE In-dex"). The allocation of Fund assets may shift from time to time from countries that the Fund considers overvalued to countries that it considers underval-ued. Although the Fund seeks to equal or exceed the return of the EAFE Index, the Fund may invest its as-sets in proportions that differ from this index. The Fund is not, therefore, an "index" fund, which typi-cally holds securities in approximately the same pro-portion as the index it attempts to replicate. The Fund may at times invest more than 25% of its total assets in a particular country.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
-----------------------
The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Morgan Stanley Capital International Europe, Australia and Far East Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries; the Morgan Stanley Capital International Europe Index is an unmanaged index of European stocks; and the Morgan Stanley Capital International Pacific Index is an unmanaged index of stocks in the Pacific re-gion.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Institutional Shares

(Both the chart and the table assume reinvestment of dividends and distribu-tions.)

                           [BAR CHART APPEARS HERE]

                 1993    1994    1995    1996    1997    1998
                 ----    ----    ----    ----    ----    ----
                 30.32%  5.73%   13.00%  5.87%   2.54%   17.92%


                  Best quarter: Q4 1998   19.50%

                  Worst quarter: Q3 1998 -13.69%

                  Past performance does not indicate how the Fund will perform in the future.

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.

Average Annual Total Returns (for the periods ending December 31, 1998)
-----------------------------------------------------------------------

                                   Inception Date Past Year Past 5 Years Since Inception
----------------------------------------------------------------------------------------
  Investment Shares                    12/4/92     17.60%       8.62%        11.77%
----------------------------------------------------------------------------------------
  Institutional Shares                 12/4/92     17.92%       8.87%        12.07%
----------------------------------------------------------------------------------------
  Morgan Stanley Capital
  International Europe, Australia
  and Far East Index                  11/30/92     20.33%       9.50%        13.01%
----------------------------------------------------------------------------------------
  Morgan Stanley Capital
  International Europe Index          11/30/92     28.91%      19.53%        21.33%
----------------------------------------------------------------------------------------
  Morgan Stanley Capital
  International Pacific Index         11/30/92      2.69%      -3.95%         1.57%
----------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

PRINCIPAL RISKS
--------------------------------------------------------------------------------

Principal                Investing in the Equity Funds involves risks common
Investment Risks -       to any investment in securities. By itself, no Fund
  All Equity Funds       constitutes a balanced investment program.

                         An investment in an Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal De-posit Insurance Corporation or any other government agency.

                         The Equity Funds will invest principally in common stocks, which have historically presented greater po-tential for capital appreciation than fixed income securities, but do not provide the same protection of capital or assurance of income. There is no guarantee that the Funds will meet their goals. When you sell your shares in the Funds, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Funds.

                         Two principal risks of equity investing are market risk and selection risk. Market risk means that the stock market in general has ups and downs, which may affect the performance of any individual stock. Se-lection risk means that the particular stocks that are selected for a Fund may underperform the market or other funds with similar objectives.

Additional               Investment Style Risk
Principal                While stocks of smaller companies can provide greater
Investment Risks         growth potential and potentially higher returns, they
                         carry higher risks than those of larger companies.
                         They may trade infrequently or in lower volumes, mak-ing it difficult for a Fund to sell its shares at the price it wants. Smaller companies may be more sensi-tive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Small
                         Company Growth Fund's net asset value may be subject to rapid and substantial changes. The Growth and In-come Fund is also subject to the same risk.

                         Growth stocks offer strong revenue and earnings po-tential and accompanying capital growth, with less dividend income than value stocks. Growth stocks present the risk that they may not perform as well as other types of stocks, such as value stocks. Each of the Equity Funds may invest in growth stocks.

                         Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks. Each of the Equity Funds may invest in value stocks.

                         Indexing is a strategy whereby the Index Equity Fund attempts to weight its securities to match those of a broadly-based securities index (the S&P 500) in an attempt to approximate the index's performance. There is the risk that the Index Equity Fund's investment results may fail to match those of the S&P 500. There is also the risk that if the S&P 500 does not perform well, the investment results of the Index Equity Fund may not be as favorable as other funds.

RISK/RETURN SUMMARY AND FUND EXPENSES

--------------------------------------------------------------------------------

                         Foreign Investment Risk
                         -----------------------

                         Investment in the International Growth Fund involves additional risks not present in equity funds which invest in shares of U.S. companies.

                         Stocks of foreign companies are subject to special risks:
                         . Currency risk means that fluctuations in foreign
                           exchange rates could affect the dollar value of a Fund's securities. A decline in the value of a for-eign currency versus the U.S. dollar reduces the dollar value of securities denominated in that cur-rency.

                         . Compared to companies in the U.S., there is gener-
                           ally less publicly available information about for-eign companies and there may be less government oversight of foreign stock exchanges and the compa-nies traded on them. There may also be less strin-gent accounting, auditing and financial reporting standards. In addition, foreign markets may have lower trading volumes, resulting in stocks that may be more difficult to sell and more volatile in price. Investments in some foreign countries could be subject to such factors as expropriation, con-fiscation or difficulties enforcing contracts. All of these factors can make foreign investments more risky than U.S. investments.

                         . Furthermore, transaction fees may be higher for
                           foreign investments, due to higher brokerage com-missions, fees on currency exchanges, and possible imposition of dividend or interest withholding by foreign governments. These may cause higher trans-action costs which can result in lower returns or decreased liquidity.

                         Concentration Risk
                         ------------------

                         The International Growth Fund may invest more than 25% of its assets in a particular foreign country. A concentration of investments in any one country could expose the Fund to increased risk due to changes in the economic or political environment within that country.

                         A full discussion of all permissible investments can be found in the Statement of Additional Information.

Who May Want to          Consider investing in an Equity Fund if you are:
Invest?                  .pursuing a long-term goal such as retirement
                         .seeking to add a growth component to your portfolio
                         .willing to accept higher risks of investing in the
                          stock market in exchange for potentially higher long term returns

                         The Equity Funds will not be appropriate for anyone:
                         .seeking monthly income
                         .pursuing a short-term goal or investing emergency
                          reserves
                         .seeking safety of principal

RISK/RETURN SUMMARY AND FUND EXPENSES

FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                           GROWTH AND                 INDEX                LARGE COMPANY
                                                          INCOME FUND              EQUITY FUND              GROWTH FUND
                                                    Investment Institutional Investment Institutional Investment Institutional
                                                      Shares      Shares       Shares      Shares       Shares      Shares
------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid
directly from
your investment)
Maximum Sales
Charge (Load)
Imposed on
Purchases                                              None        None         None        None         None        None
Annual Fund
Operating
Expenses
(expenses that
are deducted
from Fund
assets)
Management Fees                                      0.70%       0.70%        0.30%/2/    0.30%/2/     0.70%       0.70%
Distribution
(12b-1) Fees/6/                                      0.25%         None       0.25%         None       0.25%         None
Other Expenses                                       0.24%/1/    0.24%/1/     0.25%/2/    0.25%/2/     0.40%/3/    0.40%/3/
                                                     --------    --------     --------    --------     --------    --------
Total Annual
Fund
Operating Expenses                                   1.19%/1/    0.94%/1/     0.80%/2/    0.55%/2/     1.35%/3/    1.10%/3/
Fee Waiver                                           0.01%/1/    0.01%/1/     0.13%/2/    0.13%/2/        -            -
                                                     --------    --------     --------    --------     --------    --------
Net Annual Fund
Operating Expenses                                   1.18%/1/    0.93%/1/     0.67%/2/    0.42%/2/     1.35%       1.10%
--------------------------------------------------
                                                     ========    ========     ========    ========     ========    ========
                                                         SMALL COMPANY            INTERNATIONAL
                                                          GROWTH FUND              GROWTH FUND
                                                    Investment Institutional Investment Institutional
                                                      Shares      Shares       Shares      Shares
------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid
directly from
your investment)
Maximum Sales
Charge (Load)
Imposed on
Purchases                                              None        None         None        None
Annual Fund
Operating
Expenses
(expenses that
are deducted
from Fund
assets)
Management Fees                                      0.70%       0.70%        0.75%       0.75%
Distribution
(12b-1) Fees/6/                                      0.25%         None       0.25%         None
Other Expenses                                       0.25%/4/    0.25%/4/     0.31%/5/    0.31%/5/
                                                    ---------- ------------- ---------- -------------
Total Annual
Fund
Operating Expenses                                   1.20%/4/    0.95%/4/     1.31%/5/    1.06%/5/
Fee Waiver                                           0.01%/4/    0.01%/4/     0.01%/5/    0.01%/5/
                                                    ---------- ------------- ---------- -------------
Net Annual Fund
Operating Expenses                                   1.19%/4/    0.94%/4/     1.30%/5/    1.05%/5/
--------------------------------------------------
                                                    ========== ============= ========== =============

 1 The Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. As a result, Other Expenses would be 0.23%. You will be notified if the waiver is discontinued after that date.

 2 The Fund's Investment Adviser and its Administrator have contractually agreed to waive a portion of their investment advisory and administration fees at least until December 31, 1999. As a result, Management Fees would be 0.25% for each class and Other Expenses would be 0.17% for each class. You will be notified if either of these waivers is discontinued after that date.

 3 The Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. As a result, Other Expenses are expected to be 0.39% for both classes. You will be notified if the waiver is discontinued after that date. Expenses for the Large Company Growth Fund are estimated based on expenses expected to be incurred in the current fiscal year.

 4 The Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. As a result, Other Expenses would be 0.24% for each class. You will be notified if the waiver is discontinued after that date.

 5 The Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. As a result, Other Expenses would be 0.30% for each class. You will be notified if the waiver is discontinued after that date.

 6 Investors should be aware that, due to the distribution fees, a long term shareowner in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example as-sumes:
 .  $10,000 investment
 .  5% annual return
 .  redemption at the end of each period

 . no changes in the Fund's operating expenses, except for the expiration of the current contractual fee waivers on December 31, 1999 (with the exception of the Large Company Growth Fund which assumes no contractual fee waivers)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        GROWTH AND                 INDEX                LARGE COMPANY            SMALL COMPANY
                       INCOME FUND              EQUITY FUND              GROWTH FUND              GROWTH FUND
                 Investment Institutional Investment Institutional Investment Institutional Investment Institutional
                   Shares      Shares       Shares      Shares       Shares      Shares       Shares      Shares
--------------------------------------------------------------------------------------------------------------------
One Year
 After Purchase    $  120      $   95        $ 68        $ 43        $  137      $  112       $  121      $   96
Three Years
 After Purchase    $  377      $  299        $242        $163        $  428      $  350       $  381      $  302
Five Years
 After Purchase    $  653      $  519        $431        $294        $  739      $  606       $  660      $  525
Ten Years
 After Purchase    $1,442      $1,154        $978        $677        $1,624      $1,340       $1,458      $1,165
                      INTERNATIONAL
                       GROWTH FUND
                 Investment Institutional
                   Shares      Shares
--------------------------------------------------------------------------------------------------------------------
One Year
 After Purchase    $  132      $  107
Three Years
 After Purchase    $  414      $  336
Five Years
 After Purchase    $  717      $  584
Ten Years
 After Purchase    $1,578      $1,293

RISK/RETURN SUMMARY AND FUND EXPENSES


KENT INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE     Current income.

PRINCIPAL INVESTMENT     The Fund normally invests at least 65% of its total
STRATEGIES               assets in corporate and government debt securities.
                         The Fund is permitted to purchase U.S. Government ob-ligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and investment-grade corporate debt obligations
                         (those that are rated in one of the four highest cat-egories by Nationally Recognized Statistical Rating
                         Organizations ("Rating Agencies"), or unrated securi-ties of comparable quality. However, the Fund intends to invest at least 65% of its total assets in U.S.
                         Government obligations and corporate debt obligations that are rated in one of the three highest categories by Rating Agencies (or unrated securities of compara-ble quality). The Fund will maintain a dollar-weighted average portfolio maturity between seven and twenty years.

                         While maturity and credit quality are the most impor-tant investment factors, the Fund also considers the following when making investment decisions:
                         .Current yield and yield to maturity.
                         .Potential for capital gain.

                         While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as eco-nomic conditions and market prices dictate based on the Fund's investment objective. The Fund may also sell a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively im-pact Fund performance, and cause additional taxable gains to shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Government/ Corporate Bond Index and the Lehman Brothers Long Government/Corporate Bond Index, in the table below, are unmanaged indices comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt.


Performance Bar Chart and Table Year-by-Year Total Returns as of 12/31 for Institutional Shares

(Both the chart and the table assume reinvestment of dividends and distribu-tions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.

                           [BAR CHART APPEARS HERE]

                             1996    1997    1998
                             ----    ----    ----
                             1.19%   10.55%  9.29%

                     Best quarter: Q2 1997   4.63%

                     Worst quarter: Q1 1996 -3.63%

                Past performance does not indicate how the Fund will perform in the future.


Average Annual Total Returns (for the periods ending December 31, 1998)

                                              Inception Date Past Year Since Inception
--------------------------------------------------------------------------------------
  Investment Shares                              3/22/95       9.04%        9.14%
--------------------------------------------------------------------------------------
  Institutional Shares                           3/20/95       9.29%        9.41%
--------------------------------------------------------------------------------------
  Lehman Brothers
  Government/Corporate Bond Index                3/31/95       9.47%        9.48%
--------------------------------------------------------------------------------------
  Lehman Brothers
  Long Government/Corporate Bond Index           3/31/95      11.77%       12.63%
--------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE     Current income.

PRINCIPAL INVESTMENT     The Fund normally invests at least 65% of its total
STRATEGIES               assets in corporate and government debt securities.
                         The Fund is permitted to purchase U.S. Government ob-ligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and investment-grade corporate debt obligations
                         (those that are rated in one of the four highest cat-egories by Rating Agencies), or unrated securities of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity between three and ten years.

                         While maturity and credit quality are the most impor-tant investment factors, the Fund also considers the following when making investment decisions:
                         .Current yield and yield to maturity.
                         .Potential for capital gain.

                         The Fund will actively buy and sell securities or types of securities based on changing economic and market conditions. The Fund may also sell a security if it falls below the minimum credit quality required for purchase. If the Fund buys and sells securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders.

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
-----------------------
The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Intermediate Government/Corporate Bond Index in the table below, is an unmanaged index com-prised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt.

Performance Bar Chart and Table Year-by-Year Total Returns as of 12/31 for Institutional Shares

(Both the chart and the table assume reinvestment of dividends and distribu-tions.)


The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.

                           [BAR CHART APPEARS HERE]

                 1993    1994    1995    1996    1997    1998
                 ----    ----    ----    ----    ----    ----
                 8.42%   -3.19%  16.18%  3.01%   7.80%   7.65%


                   Best quarter: Q2 1995   5.56%

                   Worst quarter: Q1 1994 -2.55%

                  Past performance does not indicate how the Fund will perform in the future.


Average Annual Total Returns (for the periods ending December 31, 1998)

                            Inception Date Past Year Past 5 Years Since Inception
---------------------------------------------------------------------------------
  Investment Shares            11/25/92      7.26%      5.89%          6.22%
---------------------------------------------------------------------------------
  Institutional Shares          11/2/92      7.65%      6.09%          6.45%
---------------------------------------------------------------------------------
  Lehman Brothers
  Intermediate Government/
  Corporate Bond Index         10/31/92      8.44%      6.60%          6.93%
---------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT SHORT TERM BOND FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE     Current income.

PRINCIPAL INVESTMENT     The Fund normally invests at least 65% of its total
STRATEGIES               assets in corporate and government debt securities.
                         The Fund is permitted to purchase U.S. Government ob-ligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and investment-grade corporate debt obligations
                         (those that are rated in one of the four highest cat-egories by Rating Agencies), or unrated securities of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity between one and three years.

                         While maturity and credit quality are the most impor-tant investment factors, the Fund also considers the following when making investment decisions:

                         .Current yield and yield to maturity.

                         .Potential for capital gain.

                         The Fund may also sell a security if it falls below
                         the minimum credit quality required for purchase.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. In the table below, the Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years; the 91-day Treasury Bill return tracks the investment returns paid on U.S. Treasury bills maturing in 91 days; and, the Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of consumer products.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Institutional Shares
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.

                           [BAR CHART APPEARS HERE]

                 1993    1994    1995    1996    1997    1998
                 ----    ----    ----    ----    ----    ----
                 3.36%   1.03%   10.53%  4.22%   6.42%   6.14%


                   Best quarter: Q2 1995   3.16%

                   Worst quarter: Q1 1996 -0.01%

                  Past performance does not indicate how the Fund will perform in the future.



Average Annual Total Returns (for the periods ending December 31, 1998)

                            Class Inception Past Year Past 5 Years Since Inception
----------------------------------------------------------------------------------
  Investment Shares             12/4/92       6.00%      5.48%          5.06%
----------------------------------------------------------------------------------
  Institutional Shares          11/2/92       6.14%      5.62%          5.20%
----------------------------------------------------------------------------------
  Lehman Brothers 1-3 Year
  Government Bond Index        10/31/92       6.97%      5.96%          5.84%
----------------------------------------------------------------------------------
  Consumer Price Index         10/31/92       1.61%      2.37%          2.38%
----------------------------------------------------------------------------------
  91-Day Treasury Bill         10/31/92       4.88%      5.02%          4.65%
----------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

PRINCIPAL RISKS
--------------------------------------------------------------------------------


Principal Investment     Investing in the Bond Funds involves the risks common
Risks -   All Bond Funds to any investment in securities. By itself, no Fund constitutes a balanced investment program.


                         The Bond Funds will invest primarily in fixed income securities, which provide income and a level of pro-tection of capital, but present a lesser potential for capital appreciation than equity securities. There is no guarantee that the Funds will meet their goals. When you sell your shares in the Funds, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Funds.

                         An investment in a Bond Fund is not a bank deposit and is not insured or guaranteed by the Federal De-posit Insurance Corporation or any other government agency.

                         Two principal risks of fixed income (bond) investing are market risk and selection risk. Market risk means that the bond market in general has ups and downs, which may affect the performance of any individual fixed income security. Selection risk means that the particular bonds that are selected for a Fund may underperform the market or other funds with similar objectives.

                         Interest Rate Risk
                         ------------------
                         All bonds fluctuate in value as interest rates fluc-tuate. Generally, as interest rates rise, the value of a Fund's bond investments will decline, resulting in capital losses to shareholders. In general, the shorter the maturity, the lower the risk and the lower the return.

                         Credit Risk
                         -----------

                         The Bond Funds can acquire corporate bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the four highest rating categories. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. In addition, interest and principal payments on these securities may not be insured or guaranteed.

                         An issuer of fixed income securities could default on its obligations to pay interest and repay principal. A bond's credit rating could be downgraded. Both of these events could cause a Fund to lose money.

                         A full discussion of all permissible investments can be found in the SAI.



Who May Want to Invest?  Consider investing in a Bond Fund if you are:
                         . seeking to add a monthly income component to your
                           portfolio
                         . seeking higher potential returns than those provided
                           by money market funds
                         . willing to accept the risks of price and dividend
                           fluctuations

                         These Funds will not be appropriate for anyone:

                         . seeking safety of principal

RISK/RETURN SUMMARY AND FUND EXPENSES

FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                                    INTERMEDIATE               SHORT TERM
                                                          INCOME FUND                BOND FUND                 BOND FUND
                                                    Investment  Institutional Investment  Institutional Investment  Institutional
                                                      Shares       Shares       Shares       Shares       Shares       Shares
---------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from
 your investment)
Maximum Sales Charge (Load) Imposed on Purchases       None          None        None          None        None          None
Annual Fund Operating Expenses/1/ (expenses that
 are deducted from Fund assets)
Management Fees                                       0.60%         0.60%       0.55%         0.55%       0.50%         0.50%
Distribution (12b-1) Fees/4/                          0.25%          None       0.25%          None       0.25%/3/       None
Other Expenses                                        0.24%/1/      0.24%/1/    0.22%/2/      0.22%/2/    0.27%/3/      0.27%/3/
                                                      -----         -----       -----         -----       -----         -----
Total Annual Fund Operating Expenses                  1.09%/1/      0.84%/1/    1.02%/2/      0.77%/2/    1.02%/3/      0.77%/3/
Fee Waiver                                            0.01%/1/      0.01%/1/    0.01%/2/      0.01%/2/    0.11%/3/      0.01%/3/
                                                      -----         -----       -----         -----       -----         -----
Net Annual Fund Operating Expenses                    1.08%/1/      0.83%/1/    1.01%/2/      0.76%/2/    0.91%/3/      0.76%
                                                      =====         =====       =====         =====       =====         =====

 1 The Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. As a result, Other Expenses would be 0.23% for both classes. You will be notified if the waiver is discontinued after that date.

 2 The Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. As a result, Other Expenses would be 0.21% for both classes. You will be notified if the waiver is discontinued after that date.

 3 The Fund's Distributor has contractually agreed to waive a portion of the Fund's 12b-1 fees for Investment Shares at least until December 31, 1999. In addition, the Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. Accordingly, Distribution Fees would be 0.15% and Other Expenses would be 0.26% for the Investment Shares and Other Expenses would be 0.26% for the Institutional Shares. You will be notified if either of these waivers is discontinued after that date.

 4 Investors should be aware that, due to the distribution fees, a long term shareowner in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example as-sumes:
 . $10,000 investment
 . 5% annual return
 . redemption at the end of each period
 . no changes in the Fund's operating expenses, except for the expiration of the current contractual fee waivers on December 31, 1999

Although your actual costs may be higher or lower, based upon these assump-tions, your costs would be:

                                                         INTERMEDIATE              SHORT TERM
                                INCOME FUND               BOND FUND                BOND FUND
                          Investment Institutional Investment Institutional Investment Institutional
                            Shares      Shares       Shares      Shares       Shares      Shares
----------------------------------------------------------------------------------------------------
One Year After Purchase     $  110      $   85       $  103       $ 78        $   93       $ 78
Three Years
 After Purchase             $  346      $  267       $  324       $245        $  314       $245
Five Years
 After Purchase             $  600      $  465       $  562       $427        $  553       $427
Ten Years After Purchase    $1,328      $1,036       $1,247       $953        $1,238       $953

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT TAX-FREE INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE     Current income that is exempt from federal income tax


PRINCIPAL INVESTMENT     The Fund normally invests at least 80% of its net as-
STRATEGIES               sets in federally tax-exempt obligations. Federally
                         tax-exempt obligations consist of municipal bonds, notes and commercial paper issued by states and other local governments that are exempt from federal taxes.
                         Securities whose interest is considered a tax prefer-ence item under the federal alternative minimum tax will be considered taxable for purposes of this poli-cy. The Fund maintains a dollar-weighted average portfolio maturity between ten and twenty-five years.

                         The Fund will purchase securities rated in one of the four highest rating categories by Rating Agencies or unrated securities of comparable quality.

                         While maturity and credit quality are the most impor-tant investment factors, the Fund also considers the following when making investment decisions:
                         . Current yield and yield to maturity.
                         . Potential for capital gain.

                         The Fund may also sell a security if it falls below
                         the minimum credit quality required for purchase.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of general obligation municipal debt instruments with long-term maturities greater than two years.

Performance Bar Chart and Table Year-by-Year Total Returns as of 12/31 for Institutional Shares

(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.

                           [BAR CHART APPEARS HERE]

                             1996    1997    1998
                             ----    ----    ----
                             3.92%   8.59%   5.71%

                       Best quarter: Q2 1997  3.44%

                       Worst quarter: Q1 1996 -0.89%

                  Past performance does not indicate how the Fund will perform in the future.


Average Annual Total Returns (for the periods ending December 31, 1998)

                                        Inception Date Past Year Since Inception
--------------------------------------------------------------------------------
  Investment Shares                        3/31/95       5.43%        6.82%
--------------------------------------------------------------------------------
  Institutional Shares                     3/20/95       5.71%        7.07%
--------------------------------------------------------------------------------
  Lehman Brothers Municipal Bond Index     3/31/95       6.48%        7.94%
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE     Current income that is exempt from federal income tax
PRINCIPAL INVESTMENT     The Fund normally invests at least 80% of its net
STRATEGIES               assets in federally tax-exempt obligations. Federally
                         tax-exempt obligations consist of municipal bonds, notes and commercial paper issued by states and other local governments that are exempt from federal taxes.
                         Securities whose interest is considered a tax preference item under the federal alternative minimum tax will be considered taxable for purposes of this policy. The Fund maintains a dollar-weighted average portfolio maturity between three and ten years.

                         The Fund will purchase securities rated in one of the four highest rating categories by Rating Agencies or unrated securities of comparable quality.

                         While maturity and credit quality are the most important investment factors, the Fund also considers the following when making investment decisions:
                         .Current yield and yield to maturity.
                         .Potential for capital gain.

                         The Fund may also sell a security if it falls below
                         the minimum credit quality required for purchase.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities in dex. The Lehman Brothers Three-Year General Obliga-tion Municipal Bond Index and the Lehman Brothers Five-Year General Obliga tion Municipal Bond Index are unmanaged indices of debt instruments issued by municipalities.

Performance Bar Chart and Table Year-by-Year Total Returns as of 12/31 for Institutional Shares
(Both the chart and the table assume reinvestment of dividends and distribu-tions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.


                           [BAR CHART APPEARS HERE]

                 1993    1994    1995    1996    1997    1998
                 ----    ----    ----    ----    ----    ----
                 8.51%   -3.00%  12.90%  3.41%   7.07%   5.37%


                      Best quarter: Q1 1995   5.42%

                      Worst quarter: Q1 1994 -3.95%

                  Past performance does not indicate how the Fund will perform in the future.

Average Annual Total Returns (for the periods ending December 31, 1998)

                                Inception Date Past Year Past 5 Years Since Inception
-------------------------------------------------------------------------------------
  Investment Shares                12/18/92      5.09%      4.83%          5.44%
-------------------------------------------------------------------------------------
  Institutional Shares             12/16/92      5.37%      5.04%          5.64%
-------------------------------------------------------------------------------------
  Lehman Brothers Three-Year
  General Obligation Municipal
  Bond Index                       12/31/92      5.17%      4.93%          5.12%
-------------------------------------------------------------------------------------
  Lehman Brothers Five-Year
  General Obligation Municipal
  Bond Index                       12/31/92      5.84%      5.36%          5.88%
-------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT MICHIGAN MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE     Current income that is exempt from federal income tax
                         and Michigan personal income tax

PRINCIPAL INVESTMENT     The Fund normally invests at least 80% of its net
STRATEGIES               assets in federally tax-exempt obligations. Federally
                         tax-exempt obligations consist of municipal bonds, notes and commercial paper issued by states and other local governments that are exempt from federal taxes.
                         In addition, under normal market conditions, at least
                         65% of the Fund's total assets will be invested in municipal obligations issued by the State of Michigan or its political subdivisions. The Fund maintains a dollar-weighted average portfolio maturity between three and five years. No security in the Fund will have a remaining maturity of more than ten years.

                         The Fund will purchase securities rated in one of the four highest rating categories by Rating Agencies or unrated securities of comparable quality.

                         While maturity and credit quality are the most important investment factors, the Fund also considers the following when making investment decisions:
                         .Current yield and yield to maturity.
                         .Potential for capital gain.

                         The Fund may also sell a security if it falls below
                         the minimum credit quality required for purchase.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of debt obligations issued by municipalities.

Performance Bar Chart and Table Year-by-Year Total Returns as of 12/31 for Institutional Shares
(Both the chart and the table assume reinvestment of dividends and distribu-tions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.


                           [BAR CHART APPEARS HERE]

                     1994    1995    1996    1997    1998
                     ----    ----    ----    ----    ----
                     0.36%   8.20%   3.51%   5.52%   4.75%


                      Best quarter: Q1 1995   3.01%

                      Worst quarter: Q1 1994 -1.48%

                   Past performance does not indicate
                   how the Fund will perform in the future.


Average Annual Total Returns (for the periods ending December 31, 1998)

                              Inception Date Past Year Past 5 Years Since Inception
-----------------------------------------------------------------------------------
  Investment Shares              5/11/93       4.60%      4.27%          4.29%
-----------------------------------------------------------------------------------
  Institutional Shares            5/3/93       4.75%      4.43%          4.46%
-----------------------------------------------------------------------------------
  Lehman Brothers Three-Year
  General Obligation
  Municipal Bond Index           4/30/93       5.17%      4.93%          4.96%
-----------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

PRINCIPAL RISKS
--------------------------------------------------------------------------------

Principal                Investing in the Municipal Bond Funds involves the
Investment Risks -       risks common to any investment in securities. By it-
All Municipal Bond       self, no Fund constitutes a balanced investment pro-
Funds                    gram.

                         The Municipal Bond Funds will invest primarily in fixed income securities, which provide income and a level of protection of capital, but present a lower potential for capital appreciation than equity secu-rities.

                         There is no guarantee that the Funds will meet their goals. When you sell your shares in the Funds, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Funds.

                         An investment in a Municipal Bond Fund is not a bank deposit and is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other gov-ernment agency.

                         Two principal risks of fixed income (bond) investing are market risk and selection risk. Market risk means that the bond market in general has ups and downs, which may affect the performance of any individual fixed income security. Selection risk means that the particular bonds that are selected for a Fund may underperform the market or other Funds with similar objectives.

                         Interest rate risk
                         All bonds fluctuate in value as interest rates fluc-tuate. Generally, as interest rates rise, the value of a Fund's bond investments will decline, resulting in capital losses to shareholders. In general, the shorter the maturity, the lower the risk and the lower the return.

                         Credit risk

                         The Bond Funds can acquire bonds that carry invest-ment grade credit ratings, which are bonds rated by a Rating Agency in the four highest rating categories. Obligations rated in the fourth highest rating cate-gory are considered to have speculative characteris-tics. In addition, interest and principal payments on these securities may not be insured or guaranteed.

                         An issuer of fixed income securities could default on its obligations to pay interest and repay principal. A bond's credit rating could be downgraded. Both of these events could cause a Fund to lose money.

                         The types of obligations the Funds generally invest in are listed below in descending order of credit quality:
                         . general obligation bonds, which are backed by the
                           full faith, credit and taxing power of the munici-pality
                         . revenue bonds, which are backed only by revenues
                           from a particular facility or revenue source
                         . private activity bonds issued by industrial devel-
                           opment authorities, which are used to finance pri-vately owned facilities and which are backed by private entities. The credit quality of these bonds is a function of the creditworthiness of the pri-vate entity.

RISK/RETURN SUMMARY AND FUND EXPENSES

--------------------------------------------------------------------------------

                         . moral obligation securities, which are typically
                           issued by special purpose public authorities and are backed by a reserve fund. If the issuer draws on the reserve fund, the municipality is under no legal obligation to restore the funds.

Additional Principal     Concentration (State) Risk - Michigan Municipal Bond
Investment Risks         Fund

                         Due to the level of investment in municipal obliga-tions issued by the State of Michigan and its politi-cal subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an invest-ment in the Fund may be riskier than an investment in other types of municipal bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and histori-cally has been highly cyclical. When a Fund's assets are concentrated in obligations from revenues of sim-ilar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such secu-rities to a greater extent than if its assets were not so concentrated.

Who May Want to
Invest? Consider investing in a Municipal Bond Fund if you are:
                         .seeking to add a monthly income component to your
                          portfolio
                         .seeking higher potential returns than those provided
                          by money market funds
                         .willing to accept the risks of price and dividend
                          fluctuations
                         .seeking current income that is exempt from federal
                          income taxes (and, in the case of the Michigan Municipal Bond Fund, current income that is exempt from Michigan personal income taxes)
                         .willing to receive dividend distributions a portion
                          of which may be subject to the federal alternative minimum tax

                         The Municipal Bond Funds are not appropriate for:
                         .tax-exempt institutions and certain retirement plans
                          that are unable to benefit from the receipt of tax-exempt dividends
                         .anyone seeking safety of principal

RISK/RETURN SUMMARY AND FUND EXPENSES

FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                            TAX-FREE                INTERMEDIATE           MICHIGAN MUNICIPAL
                                                          INCOME FUND              TAX-FREE FUND               BOND FUND
                                                    Investment  Institutional Investment  Institutional Investment  Institutional
                                                      Shares       Shares       Shares       Shares       Shares       Shares
---------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from
your investment)
Maximum Sales (Load) Charge Imposed on Purchases       None          None        None          None        None          None
Annual Fund Operating Expenses (expenses that
are deducted from Fund assets)                        0.55%         0.55%       0.50%         0.50%       0.45%         0.45%
Management Fees
Distribution (12b-1) Fees/4/                          0.25%          None       0.25%          None       0.25%/3/       None
Other Expenses                                        0.27%/1/      0.27%/1/    0.24%/2/      0.24%/2/    0.25%/3/      0.25%/3/
                                                      -----         -----       -----         -----       -----         -----
Total Annual Fund Operating Expenses                  1.07%/1/      0.82%/1/    0.99%/2/      0.74%/2/    0.95%/3/      0.70%/3/
Fee Waiver                                            0.01%/1/      0.01%/1/    0.01%/2/      0.01%/2/    0.11%/3/      0.01%/3/
                                                      -----         -----       -----         -----       -----         -----
Net Annual Fund Operating Expenses                    1.06%/1/      0.81%/1/    0.98%/2/      0.73%/2/    0.84%/3/      0.69%/3/
                                                      =====         =====       =====         =====       =====         =====

 1 The Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. As a result, Other Expenses would be 0.26% for each class. You will be notified if the waiver is discontinued after that date.

 2 The Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. As a result, Other Expenses would be 0.23% for each class. You will be notified if the waiver is discontinued after that date.

 3 The Fund's Distributor has contractually agreed to waive a portion of the Fund's 12b-1 fees for Investment Shares at least until December 31, 1999. In addition, the Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. Accordingly, Distribution Fees would be 0.15% for the Investment Shares, and Other Expenses would be 0.24%, for the Investment Shares and Institutional Shares. You will be notified if either of these waivers is discontinued after that date.

 4 Investors should be aware that, due to the distribution fees, a long term shareowner in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example as-sumes:
 . $10,000 investment
 . 5% annual return
 . redemption at the end of each period
 . no changes in the Fund's operating expenses, except for the expiration of the current contractual fee waivers on December 31, 1999

Although your actual costs may be higher or lower, based upon these assump-tions, your cost would be:

                        TAX-FREE               INTERMEDIATE          MICHIGAN MUNICIPAL
                      INCOME FUND             TAX-FREE FUND              BOND FUND
                Investment Institutional Investment Institutional Investment Institutional
                  Shares      Shares       Shares      Shares       Shares      Shares
------------------------------------------------------------------------------------------
One Year
 After Purchase   $  108      $   83       $  100       $ 75        $   86       $ 70
Three Years
 After Purchase   $  339      $  261       $  314       $236        $  292       $223
Five Years
 After Purchase   $  589      $  454       $  546       $410        $  515       $389
Ten Years
 After Purchase   $1,305      $1,013       $1,212       $917        $1,156       $870

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT MONEY MARKET FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE           Current income.

PRINCIPAL INVESTMENT           The Fund invests in a broad range of U.S. Gov-
STRATEGIES                     ernment, bank and commercial obligations which
                               are considered to be of high credit quality and
                               easily sold in the secondary market. These se-
                               curities will have short term debt ratings in
                               the two highest rating categories of at least
                               two Rating Agencies or will be unrated securi-
                               ties of comparable quality. The Fund's dollar-
                               weighted average portfolio maturity will not
                               exceed 90 days. The Fund will not purchase any
                               security which matures in more than 397 days.
                               The Fund seeks to maintain a stable net asset
                               value of $1.00 per share, although there is no
                               guarantee that the net asset value will not
                               vary.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Institutional Shares

(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.

                           [BAR CHART APPEARS HERE]

         1991    1992    1993    1994    1995    1996    1997    1998
         ----    ----    ----    ----    ----    ----    ----    ----
         5.65%   3.40%   2.68%   3.75%   5.58%   5.06%   5.23%   5.13%


                       Best quarter: Q1 1991  1.56%

                       Worst quarter: Q4 1993 0.55%

                Past performance does not indicate how the Fund will perform in the future.

Average Annual Total Returns (for the periods ending December 31, 1998)

                        Class Inception Past Year Past 5 Years Since Inception
------------------------------------------------------------------------------
  Investment Shares         12/9/92       5.13%      4.94%          4.48%
------------------------------------------------------------------------------
  Institutional Shares      12/3/90       5.13%      4.95%          4.58%
------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE     Current income.

PRINCIPAL INVESTMENT     The Fund invests in a broad range of U.S. Treasury
STRATEGIES               bills and notes and other obligations issued by the
                         U.S. Government and its agencies, repurchase agree-
                         ments based on these securities and shares of regis-
                         tered money market investment companies that invest
                         exclusively in these securities. The Fund's dollar-
                         weighted average portfolio maturity will not exceed
                         90 days. The Fund will not purchase any security
                         which matures in more than 397 days. The Fund seeks
                         to maintain a stable net asset value of $1.00 per
                         share, although there is no guarantee that the net
                         asset value per share will not vary.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance for its first full fiscal year.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Institutional Shares
(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.

                           [BAR CHART APPEARS HERE]

                                     1998
                                     ----
                                     5.17%


                        Best quarter: Q3 1998  1.30%

                        Worst quarter: Q4 1998 1.21%

                Past performance does not indicate how the Fund will perform in the future.

Average Annual Total Returns (for the periods ending December 31, 1998)

                            Class Inception         Past Year         Since Inception
-------------------------------------------------------------------------------------
  Investment Shares             6/2/97                5.17%                5.23%
-------------------------------------------------------------------------------------
  Institutional Shares          6/2/97                5.17%                5.25%
-------------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

KENT MICHIGAN MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE     Current income that is exempt from federal income tax
                         and Michigan personal income tax.

PRINCIPAL INVESTMENT     The Fund normally invests at least 80% of its net as-
STRATEGIES               sets in federally tax-exempt obligations, which con-
                         sist of municipal bonds, notes and commercial paper
                         issued by states and local governments that are ex-
                         empt from federal taxes. The securities will have
                         short term debt ratings in the two highest rating
                         categories of at least two Rating Agencies or will be
                         unrated securities of comparable quality. Normally,
                         the Fund will invest at least 65% of its total assets
                         in municipal obligations issued by the State of Mich-
                         igan and its localities. The Fund's dollar-weighted
                         average portfolio maturity will not exceed 90 days.
                         The Fund will not purchase any security which matures
                         in more than 397 days. The Fund seeks to maintain a
                         stable net asset value of $1.00 per share, although
                         there is no guarantee that the net asset value will
                         not vary.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Institutional Shares

(Both the chart and the table assume reinvestment of dividends and distributions.)

The returns for Investment Shares will be lower than the Institutional Shares' returns shown in the bar chart because expenses of the classes differ.

                           [BAR CHART APPEARS HERE]

             1992    1993    1994    1995    1996    1997    1998
             ----    ----    ----    ----    ----    ----    ----
             2.63%   2.00%   2.40%   3.50%   3.11%   3.31%   3.06%


                       Best quarter: Q4 1995  0.90%

                       Worst quarter: Q4 1993 0.40%

                  Past performance does not indicate how the Fund will perform in the future.

Average Annual Total Returns (for the periods ending December 31, 1998)

                        Class Inception Past Year Past 5 Years Since Inception
------------------------------------------------------------------------------
  Investment Shares        12/15/92       3.06%      3.07%          2.83%
------------------------------------------------------------------------------
  Institutional Shares       6/3/91       3.06%      3.07%          2.94%
------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

PRINCIPAL RISKS
--------------------------------------------------------------------------------

Principal Investment     Investing in the Money Market Funds involves the
Risks -                  risks common to any investing in securities. By it-
All Money Market Funds   self, no Fund constitutes a balanced investment pro-
                         gram.

                         An investment in a Money Market Fund is not a bank deposit and is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other gov-ernment agency.

                         The Money Market Funds expect to maintain a net asset value of $1.00 per share, but there is no assurance that they will be able to do so on a continuous ba-sis.

                         There can be no assurance that the investment objec-tives of each Money Market Fund will be achieved.

                         Market Risk and Selection Risk
                         The Funds' performance per share will change daily based on many factors, including fluctuation in in-terest rates, the quality of the instruments in each Fund's investment portfolio, national and interna-tional economic conditions and general market condi-tions.

                         Credit Risk
                         The Money Market Funds may also be subject to credit risks. Therefore, they could lose money if the issuer of a security is unable to meet its financial obliga-tions.

Additional Principal     Concentration (State) Risk - Michigan Municipal Money
Investment Risks         Market Fund

                         Due to the level of investment in municipal obliga-tions issued by the State of Michigan and its local governments, the performance of the Michigan Munici-pal Money Market Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. The State's economy is princi-pally dependent upon manufacturing (particularly au-tomobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Michigan Municipal Money Market Fund may also be subject to credit risks of municipal issuers which may have historically experienced peri-ods of financial difficulties. When a Fund's assets are concentrated in obligations from revenues of sim-ilar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such secu-rities to a greater extent than if its assets were not so concentrated.

Who May Want to
Invest?                  Consider investing in a Money Market Fund if you:
                         .are seeking preservation of capital
                         .have a low risk tolerance
                         .are willing to accept lower potential returns in
                          exchange for a high degree of safety
                         .are investing short-term reserves

                         .(in the case of the Michigan Municipal Money Market
                          Fund) are seeking current income exempt from federal income taxes and Michigan state personal income taxes

      RISK/RETURN SUMMARY AND FUND EXPENSES

--------------------------------------------------------------------------------

                         The Money Market Funds will not be appropriate for anyone:
                         .seeking high total returns
                         .pursuing a long-term goal or investing for
                          retirement

                         The Michigan Municipal Money Market Fund will not be appropriate for:
                         .tax-exempt institutions and certain retirement plans
                          that are unable to benefit from the receipt of tax-exempt dividends

                         .residents of states other than Michigan that are
                          unable to benefit from the receipt of dividends exempt from Michigan personal income taxes

RISK/RETURN SUMMARY AND FUND EXPENSES

FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                             MONEY                GOVERNMENT MONEY         MICHIGAN MUNICIPAL
                                                          MARKET FUND               MARKET FUND            MONEY MARKET FUND
                                                    Investment  Institutional Investment  Institutional Investment  Institutional
                                                      Shares       Shares       Shares       Shares       Shares       Shares
---------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
Maximum Sales (Load) Charge Imposed on Purchases       None          None        None          None        None          None
Annual Fund Operating Expenses (expenses that
are deducted from Fund assets)
Management Fees                                       0.40%         0.40%       0.40%/2/      0.40%/2/    0.40%         0.40%
Distribution (12b-1) Fees/4/                           None          None        None          None        None          None
Other Expenses                                        0.24%/1/      0.24%/1/    0.29%/2/      0.29%/2/    0.24%/3/      0.24%/3/
                                                      -----         -----       -----         -----       -----         -----
Total Annual Fund Operating Expenses                  0.64%/1/      0.64%/1/    0.69%/2/      0.69%/2/    0.64%/3/      0.64%/3/
Fee Waiver                                            0.09%/1/      0.09%/1/    0.31%/2/      0.31%/2/    0.10%/3/      0.10%/3/
                                                      -----         -----       -----         -----       -----         -----
Net Annual Fund Operating Expenses                    0.55%/1/      0.55%/1/    0.38%/2/      0.38%/2/    0.54%/3/      0.54%/3/
                                                      =====         =====       =====         =====       =====         =====

 1 The Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. As a result, Other Expenses would be 0.15% for both classes. You will be notified if the waiver is discontinued after that date.

 2 The Fund's Investment Adviser and its Administrator have contractually agreed to waive a portion of their investment advisory and administration fees at least until December 31, 1999. As a result, Management Fees would be 0.20% and Other Expenses would be 0.18% for both classes. You will be notified if either of these waivers is discontinued after that date.

 3 The Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. As a result, Other Expenses would be 0.14% for both classes. You will be notified if the waiver is discontinued after that date.

 4 Investors should be aware that, due to the distribution fees, a long term shareowner in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example as-sumes:
 . $10,000 investment
 . 5% annual return
 . redemption at the end of each period
 . no changes in the Fund's operating expenses, except for the expiration of the current contractual fee waivers on December 31, 1999

Although your actual costs may be higher or lower, based upon these assump-tions, your costs would be:

                         MONEY                  GOVERNMENT           MICHIGAN MUNICIPAL
                      MARKET FUND           MONEY  MARKET FUND       MONEY MARKET FUND
                Investment Institutional Investment Institutional Investment Institutional
                  Shares      Shares       Shares      Shares       Shares      Shares
------------------------------------------------------------------------------------------
One Year
 After Purchase    $ 56        $ 56         $ 39        $ 39         $ 55        $ 55
Three Years
 After Purchase    $196        $196         $190        $190         $195        $195
Five Years
 After Purchase    $348        $348         $353        $353         $347        $347
Ten Years
 After Purchase    $790        $790         $829        $829         $789        $789

ADDITIONAL INFORMATION

Investing for
Defensive Purposes       When Lyon Street determines that market conditions
                         are appropriate, each of the Equity, Bond and Munici-pal Bond Funds may, for temporary defensive purposes, invest up to 100% of its assets in money market in-struments. Each of the Bond and Municipal Bond Funds may also shorten its dollar-weighted average maturity below its normal range if such action is deemed ap-propriate by Lyon Street for temporary defensive pur-poses. In addition, the Michigan Municipal Bond Fund may invest up to 100% of its total assets for tempo-rary defensive purposes in municipal bonds the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The Mich-igan Municipal Money Market Fund may, for temporary defensive purposes, hold uninvested cash reserves or invest in short-term taxable money market obligations in such proportions as, in the opinion of Lyon
                         Street, prevailing market or economic conditions war-rant. If a Fund is investing defensively, it will not be pursuing its investment objective.

Year 2000 and the        Like other funds and business organizations around
Kent Funds               the world, the Fund could be adversely affected if
                         the computer systems used by the Adviser and the Fund's other service providers do not properly proc-ess and calculate date-related information for the year 2000 and beyond. In addition, year 2000 issues may adversely affect companies in which the Funds in-vest where, for example, such companies incur sub-stantial costs to address year 2000 issues or suffer losses caused by the failure to adequately or timely do so.

                         The Funds have been assured that the Adviser and other service providers have developed and are imple-menting clearly defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with year 2000 issues. Internal efforts include a commitment to dedicate adequate staff and funding to identify and remedy year 2000 issues, and specific actions such as inventorying software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems, and retest-ing for year 2000 readiness. The Adviser and the Funds' service providers are likewise seeking assur-ances from their respective vendors and suppliers that such entities are addressing any year 2000 is-sues, and each provider intends to engage, where ap-propriate, in private and/or industry interface test-ing of systems for year 2000 readiness.

                         In the event that any systems upon which the Funds are dependent are not year 2000 ready by December 31, 1999, administrative errors and account maintenance failure would like occur.

                         While the ultimate costs or consequences of incom-plete or untimely resolution of year 2000 issues by the Adviser or the Funds' service providers cannot be accurately assessed at this time, the Fund currently has no reason to believe that the year 2000 plans of the Adviser and the Funds' service providers will not be completed by December 31, 1999, or that the antic-ipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condi-tions or those of the Funds. The Funds and the Ad-viser will continue to closely monitor developments relating to this issue, including development by the Adviser and the Funds' service providers of contin-gency plans for providing back-up computer services in the event of a systems failure or the inability of any provider to achieve year 2000 readiness. Sepa-rately, the Adviser will monitor potential investment risk related to year 2000 issues.

FUND MANAGEMENT

INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Funds are advised by Lyon Street, a wholly owned subsidiary of Old Kent Bank. Lyon Street maintains offices at 111 Lyon Street, NW, Grand Rapids, Mich-igan 49503. Old Kent Bank is a wholly owned subsidiary of Old Kent Financial Corporation, which is a financial services company with total assets as of De-cember 31, 1998 of approximately $16.6 billion. The Investment Management Group ("IMG") at Lyon Street has managed the Kent Funds since their inception. Prior to 1998, IMG managed the Funds as a division of Old Kent Bank. Old Kent Bank has managed the financial assets of individual and institutional investors for over 100 years. Lyon Street employs an experienced staff of professional in-vestment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

For these advisory services, the Funds paid fees as follows during the fiscal year ended December 31, 1998:


                                         As a percentage of
                                         average net assets
                                          as of 12 /31/98
-----------------------------------------------------------
   Growth and Income Fund                      0.70%
-----------------------------------------------------------
   Index Equity Fund                           0.25%*
-----------------------------------------------------------
   Large Company Growth Fund                     N/A**
-----------------------------------------------------------
   Small Company Growth Fund                   0.70%
-----------------------------------------------------------
   International Growth Fund                   0.75%
-----------------------------------------------------------
   Income Fund                                 0.60%
-----------------------------------------------------------
   Intermediate Bond Fund                      0.55%
-----------------------------------------------------------
   Short Term Bond Fund                        0.50%
-----------------------------------------------------------
   Tax-Free Income Fund                        0.55%
-----------------------------------------------------------
   Intermediate Tax-Free Fund                  0.50%
-----------------------------------------------------------
   Michigan Municipal Bond Fund                0.45%
-----------------------------------------------------------
   Money Market Fund                           0.40%
-----------------------------------------------------------
   Government Money Market Fund                0.20%*
-----------------------------------------------------------
   Michigan Municipal Money Market Fund        0.40%

*Lyon Street waived a portion of its contractual fees for these Funds for the most recent fiscal year. Contractual fees (without waivers) are 0.30% for the Index Equity Fund and 0.40% for the Government Money Market Fund.

**The Large Company Growth Fund was not operational during the fiscal year ended December 31, 1998. Contractual investment advisory fees for the Fund are 0.70%.

FUND MANAGEMENT

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Lyon Street has several portfolio managers committed to the day-to-day manage-ment of the Funds:

         Manager                         Fund                               Experience
---------------------------------------------------------------------------------------------------
  Joseph T. Keating,     Mr. Keating is responsible for        . Mr. Keating has over twenty-two
  President and Chief    developing and implementing the         years of portfolio management
  Investment Officer     Funds' investment policies.             experience, including eleven years
  at Lyon Street                                                 with IMG
---------------------------------------------------------------------------------------------------
  Allan J. Meyers, CFA,  Mr. Meyers is portfolio manager for   . Mr. Meyers has over twenty-three
  Chief Equity Officer   the Growth and Income Fund and the      years of portfolio management
  at Lyon Street         Large Company Growth Fund. Mr. Meyers   experience, including fourteen
                         has been portfolio manager for the      years with IMG.
                         Growth and Income Fund since November
                         10, 1997.
---------------------------------------------------------------------------------------------------
  David C. Eder,         Mr. Eder has been co-portfolio        . Mr. Eder has over six years of
  Director of            manager of the Index Equity Fund and    portfolio management experience
  Structured Equity      International Growth Fund since         with IMG.
  Management at Lyon     January 1995.
  Street
---------------------------------------------------------------------------------------------------
  Brian J. Smolinski,    Mr. Smolinski has been co-portfolio   . Prior to joining IMG in June 1998,
  Investment Officer     manager for the Index Equity Fund,      Mr. Smolinski worked as an
                         and International Growth Funds since    Applications Business Analyst at
                         June 1998.                              Old Kent Bank for nine years.
                         Mr. Smolinski is also responsible for
                         developing and maintaining
                         proprietary software that is used in
                         researching structured equity
                         investments.
---------------------------------------------------------------------------------------------------
  Robert Cummisford,     Mr. Cummisford is portfolio manager   . Mr. Cummisford has over six years
  CFA, Director of       for the Small Company Growth Fund.      of portfolio management
  Small Company Stock                                            experience, including over two
  Management                                                     years with IMG.
  at Lyon Street                                                 .Prior to joining Old Kent, he was
                                                                 a Senior Consultant with Ibbotson
                                                                 Associates.
---------------------------------------------------------------------------------------------------
  Mitchell L. Stapley,   Mr. Stapley is the portfolio manager  . He has over fifteen years of
  CFA, Chief Fixed       of the Income Fund and Intermediate     portfolio management experience,
  Income Officer         Bond Fund, which he has managed since   including eleven years with IMG.
  at Lyon Street         their inception, and the Short Term
                         Bond Fund, which he has managed since
                         November 1996.
---------------------------------------------------------------------------------------------------
  Michael J. Martin,     Mr. Martin is co-portfolio manager    . Mr. Martin has over seven years of
  CFA, Director of Tax-  for each of the Municipal Bond Funds    experience at Old Kent, including
  Free Fixed Income      and is responsible for their day-to-    four years of portfolio management
  Management             day management. Mr. Martin has          experience with IMG.
  at Lyon Street         managed the Tax-Free Income Fund and    .Prior to IMG, Mr. Martin was an
                         Intermediate Tax-Free Fund since        Analyst of Special Assets at Old
                         November 10, 1997. He has been co-      Kent.
                         portfolio manager for the Michigan
                         Municipal Bond Fund since January
                         1995.
---------------------------------------------------------------------------------------------------
  Sarah M. Quirk,        Ms. Quirk has been co-portfolio       . Prior to joining Lyon Street, she
  Investment Officer     manager for each of the Municipal       was a Retail Trader-Fixed Income
                         Bond Funds since May 1, 1998.           Securities at Tucker Anthony, Inc.

The Statement of Additional Information has more detailed information about Lyon Street and the Funds' other service providers.

--------------------------------------------------------------------------------

DISTRIBUTOR, ADMINISTRATOR AND SUB-ADMINISTRATOR

BISYS Fund Services ("BISYS") provides management and administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS is also the distributor of the Funds' shares. BISYS Fund Services, Inc., an affiliate of BISYS, acts as the fund accountant, transfer agent and dividend paying agent of the Funds. BISYS and BISYS Fund Services, Inc. are each located at 3435 Stelzer Road, Columbus, Ohio 43219.

Old Kent provides certain administrative services to the Funds pursuant to a Sub-Administration Agreement between Old Kent and BISYS. BISYS has agreed to pay Old Kent a fee, calculated daily and paid monthly, at an annual rate of up to 0.05% of each Fund's average daily net assets. The fees paid to Old Kent by BISYS for such administrative services come out of BISYS' administration fees and are not an additional charge to the Funds.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
 How NAV is               Money Market Funds
 Calculated
 The NAV is               Each Money Market Fund's net asset value, or NAV, is
 calculated by adding     expected to be constant at $1.00 per share, although
 the total value of a     this value is not guaranteed. The NAV is determined
 Fund's invest- ments     at 12 noon Eastern time for the Michigan Municipal
 and other assets,        Money Market Fund and at 2:00 p.m. Eastern time for
 subtracting its          the Money Market Fund and Government Money Market
 liabilities and then     Fund on days the New York Stock Exchange is open.
 dividing that figure     The Money Market Funds value their securities at
 by the number of         their amortized cost. The amortized cost method in-
 outstanding shares       volves valuing a portfolio security initially at its
 of the Fund:             cost on the date of the purchase and thereafter as-
                          suming a constant amortization to maturity of the
                          difference between the principal amount due at matu-
                          rity and initial cost.
----------------------------
           NAV =
 Total Assets - Liabilities
 --------------------------
     Number of Shares
       Outstanding
----------------------------

                          Other Funds
 1. NAV is calculated     The per share NAV for each non-Money Market Fund is
    separately for        determined and its shares are priced at the close of
    the Investment        regular trading on the New York Stock Exchange, nor-
    Shares and the        mally at 4:00 p.m. Eastern time, on days the Ex-
    Institutional         change is open.
    Shares.


 2. You can find most
    Funds' NAV daily      Your order for purchase, sale or exchange of shares
    in The Wall           is priced at the next NAV calculated after your or-
    Street Journal        der is received in good order by the Fund on any day
    and in                that both the New York Stock Exchange and the Funds'
    other newspapers.     custodian are open for business. For example: If you
                          place a purchase order to buy shares of the Income
                          Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m.
                          Eastern time. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calcu-lated on the next day at 4:00 p.m. Eastern time.


                          The non-Money Market Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be val-ued by a method that the Board of Trustees believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost or based on their acquisi-tion cost.

SHAREHOLDER INFORMATION

PURCHASING AND SELLING YOUR INVESTMENT SHARES
--------------------------------------------------------------------------------
Purchasing and Adding To Your Shares

You may purchase shares of the Funds through the Funds' Distributor or through banks, brokers and other investment representatives, which may charge addi-tional fees and may require higher minimum investments or impose other limita-tions on buying and selling shares. If you purchase shares through an invest-ment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale re-quests. Consult your investment representative or institution for specific in-formation.

--------------------------------------------------------------------------------
                                Minimum                Minimum
Account type               Initial Investment*   Subsequent Investment

 .Non-retirement accounts         1,000                 None
 .Retirement accounts          $    100                 None
 .Automatic investment plans   $  1,000                  $50
--------------------------------------------------------------------------------

 . All purchases must be in U.S. dollars.

 . A fee will be charged for any checks that do not clear.

 . Third-party checks are not accepted.

 . Investment Shares of certain Funds may be purchased through IRAs and Rollover
  IRAs, which are available through the Kent Funds.

 . For details and application forms, call 1-800-633-KENT (5368) or write to:
  Kent Funds, PO Box 182201, Columbus, OH 43218-2201.

A Fund may waive its minimum investment requirements and the Distributor may reject a purchase order if it considers it in the best interests of the Funds and their shareholders.

*Minimum initial investments may be waived for Lyon Street and Old Kent employees, investors in tax-sheltered plans, and investors in certain qualified retirement accounts.

--------------------------------------------------------------------------------

Avoid 31% Tax Withholding
Each Fund is required to withhold 31% of taxable dividends, capital gains dis-tributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

PURCHASING AND SELLING YOUR INVESTMENT SHARES
--------------------------------------------------------------------------------

Instructions for Opening or Adding to an Account (For Institutional Shares, see "Purchasing and Selling Your Institutional Shares")

By Regular Mail or Overnight Service

Initial Investment:

If purchasing through your financial adviser or broker, simply tell your ad-viser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2. Make check, bank draft or money order payable to the "Kent Funds" and include the name of the appropriate Fund(s) on the check.

3. Send by regular mail to: Kent Funds, P.O. Box 182201, Columbus, OH 43218-2201. If by overnight service, send to: Kent Funds, c/o BISYS Fund Services,
   Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

Subsequent Investments:
1. Use the investment slip attached to your account statement, or, if unavailable, include the following information in writing:
  .Fund name
  .Share class
  .Amount invested
  .Account name
  .Account number
  Include your account number on your check.
2. Make check, bank draft or money order payable to the "Kent Funds."

3. If by regular mail to: Kent Funds, P.O. Box 182201, Columbus, OH 43218-2201. If by overnight service, send to: Kent Funds, c/o BISYS Fund Services, Attn:
   T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

Electronic Purchases

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-633-KENT (5368). Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-633-KENT (5368) to arrange a transfer from your bank account.

SHAREHOLDER INFORMATION

PURCHASING AND SELLING YOUR INVESTMENT SHARES
--------------------------------------------------------------------------------

                    ------------------------------------------------------------
                      Electronic vs. Wire Transfer
                      Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH). ACH transactions usually clear within 2 to 3 days, but may take up to 8 days.
                      There is generally no fee for ACH transactions.
                    ------------------------------------------------------------

By Wire Transfer

For Initial Investments: Call 1-800-633-KENT (5368) for a confirmation number and instructions for returning your completed application.

For Initial and Subsequent Investments:
Instruct your bank to wire transfer your investment to:

  Name of Bank: The Bank of New York

  Routing Number: ABA #021000018

  DDA# 8900375507
  Include:
  Your name
  Your confirmation number

After instructing your bank to wire the funds, call 1-800-633-KENT (5368) to advise us of the amount being transferred and the name of your bank.

Note: Your bank may charge a wire transfer fee.

--------------------------------------------------------------------------------
 You can add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days' notice.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

PURCHASING AND SELLING YOUR INVESTMENT SHARES
--------------------------------------------------------------------------------

Automatic Investment Plan
 (Investment Shares Only)


You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security Supplemental Security Income, or other regular government checks. Automatic investments can be as little as $50, once you've invested the $1,000 minimum required to open the account. Make sure you note:

To invest regularly from your bank account:
 . Complete the Automatic Investment Plan portion on your Account Application.
    .Your bank name, address and account number
    .The amount you wish to invest automatically (minimum $50)
    .How often you want to invest (every month, 4 times a year, twice a year or once a year)
    . Attach a voided personal check.

To invest regularly from your paycheck or government check:
Call 1-800-633-KENT (5368) for an enrollment form.

--------------------------------------------------------------------------------
Directed Dividend Option
 (Investment Shares Only)

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another Kent Fund. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends will be paid to you. The Funds may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you re-quest otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax-qualified plan. Dividends are higher for Institutional Shares than for In-vestment Shares, because Institutional Shares have lower distribution expenses. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

SHAREHOLDER INFORMATION

PURCHASING AND SELLING YOUR INVESTMENT SHARES
--------------------------------------------------------------------------------

Instructions for selling shares
--------------------------------------------------------------------------------

WITHDRAWING MONEY FROM YOUR FUND ACCOUNT

You may sell your shares at any time the New York Stock Exchange and custodian are open for business. Your sales price will be the next NAV after your sell order is received by the Kent Funds, the Funds' transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.

--------------------------------------------------------------------------------
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares. If you intend to redeem shares worth more than $1,000,000, you should notify the Funds at least one day in advance.
--------------------------------------------------------------------------------


If selling shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions on the following page.

SHAREHOLDER INFORMATION

WITHDRAWING MONEY FROM YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

By telephone          You can redeem up to $50,000 worth of Investment Shares
(unless you           by calling 1-800-633-KENT (5368). If the amount redeemed
have declined         is less than $2,500, then a check will be mailed to you
telephone sales       and if equal to or greater than $2,500, then the
privileges)           proceeds will be mailed or sent by wire or electronic
                      funds transfer to the bank listed on your account
                      application.
--------------------------------------------------------------------------------
By mail               1.Call 1-800-633-KENT (5368) to request redemption forms
                      or write a letter of instruction indicating:
(See "General         .your Fund and your account number
Policies on           .amount you wish to redeem
Selling               .address where your check should be sent
Shares - When         .account owner signature
Written Redemp-       If you have a stock certificate, you must sign on the
tion Requests         back and send it to the Kent Funds.*
are Required"
below.)

                      2.Mail to:
*Signatures on          Kent Funds
stock
certificates            P.O. Box 182201
must be                 Columbus, OH 43218-2201
guaranteed if
the amount
is greater than
$50,000 or your
address has
changed within
the last 3
months. See
"General
Policies on
Selling Shares"
for instructions
regarding
signature
guarantees.
--------------------------------------------------------------------------------
By overnight service  See instruction 1 above.
                      Send to:
                        Kent Funds
                        c/o BISYS Fund Services
                        Attn: T.A. Operations
                        3435 Stelzer Road
                        Columbus, OH 43219
--------------------------------------------------------------------------------
Wire Transfer         Call 1-800-633-KENT (5368) to request a wire transfer.
You must              If you call by 4 p.m. Eastern time, your payment will
indicate this         normally be wired to your bank on the next business day.
option on your
application.

The Funds may
charge a wire
transfer fee.

Note: Your
financial
institution may
also charge a
separate fee.
--------------------------------------------------------------------------------
Electronic Redemptions Call 1-800-633-KENT (5368) to request an electronic
Your bank must         redemption.
participate in
the Automated          If you call by 4 p.m. Eastern time, the NAV of your
Clearing House         shares will normally be determined on the same day and
(ACH) and must         the proceeds will be credited within 8 days.
be a U.S. bank.

Your bank may
charge for this
service.
--------------------------------------------------------------------------------
Automatic Withdrawal Plan
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $100 and no more than 1.5% per month when your Automatic Withdrawal Plan was started. To activate this feature:
 . Make sure you've checked the appropriate box on the Account Application or call 1-800-633-KENT (5368).
 . Include a voided personal check.
 . Your account must have a value of $10,000 or more to start automatic redemptions of Investment Shares.
 . If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Funds may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION

PURCHASING AND SELLING YOUR INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Instructions for Accounts        To Sell Shares
                                 Choose from which Fund you wish to sell
                                 your shares.
To Open An Account

To open an account, call 1-      You can sell Institutional Shares by mail, by
800-633-KENT (5368) to           telephone or through a broker by following
obtain an account or wire        the procedures described for Investment
identification number and        Shares. We will send your Institutional Share
to place an order.*              proceeds by wire in federal funds to your
                                 commercial bank. To change the bank account,
Each Fund's minimum initial      you should call the Funds at 1-800-633-KENT
investment amount for            (5368).
Institutional Shares is
$100,000. Subsequent
investments may be made in
any amount.

--------------------------------------------------------------------------------

*Your purchase of Institutional Shares will not be completed until the Funds receive the actual purchase proceeds by wire transfer. Banks may charge for wiring federal funds.

GENERAL POLICIES ON SELLING SHARES
--------------------------------------------------------------------------------

When Written Redemption Requests are Required
You must request redemptions in writing in the following situations:
1.Redemptions from Individual Retirement Accounts ("IRAs").
2.Redemption requests requiring a signature guarantee, which include each of the following:
  .Redemptions over $50,000
  .The account address has changed within the last 90 days
  .The check is not being mailed to the address on your account
  .The check is not being made payable to the owner of the account
  .The redemption proceeds are being transferred to another Fund account with a different registration.

Signature guarantees can be obtained from a U.S. stock exchange member, a U.S. commercial bank or trust company, or any other financial institution that is a member of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Me-dallion Program) or is approved by the Kent Funds.

Verifying Telephone Redemptions

The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protec-tion and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders.

Redemptions Within 10 Days of Investment

When you have made your investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check.

SHAREHOLDER INFORMATION

GENERAL POLICIES ON SELLING SHARES
--------------------------------------------------------------------------------

Refusal of Redemption Request

The Funds may postpone payment for shares at times when the New York Stock Ex-change is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a tele-phone redemption during periods of drastic economic or market change, you can send the Funds your request by regular or express mail. Follow the instructions above under "Withdrawing Money From Your Fund Account--By Mail" in this sec-tion.

Redemption In Kind

The Funds reserve the right to make payment in securities rather than cash, known as a "redemption in kind." This could occur under extraordinary circum-stances, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund's net assets). If the Funds deem it advisable for the benefit of all shareholders, a redemption in kind will consist of secu-rities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Closing of Small Accounts

If your account falls below $1,000 ($100 for IRA Accounts) for Investment Shares or $100,000 for Institutional Shares, a Fund may ask you to increase your balance. If it is still below the minimum level after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

Undeliverable Redemption Checks

For any shareholder who chooses to receive distributions in cash: If distribu-tion checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.


--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES

12b-1 fees compensate the Distributor and other dealers and investment repre-sentatives for services and expenses relating to the sale and distribution of Investment Shares and for providing shareholder services to purchasers of In-vestment Shares. 12b-1 fees are paid from Fund assets relating to Investment Shares on an ongoing basis and will increase the cost of your investment. 12b-1 fees may cost you more than paying other types of sales charges.

-----------------------------------------------------------------------------------------------------------------------
                                        Investment Shares                             Institutional Shares
-----------------------------------------------------------------------------------------------------------------------
  Distribution (12b-1)  Subject to annual distribution and shareholder                             N/A
  Fees*                 servicing fees of up to 0.25% of  the average
                        daily net assets of each Fund's Investment Shares
-----------------------------------------------------------------------------------------------------------------------
  Fund Expenses         Higher annual expenses than Institutional shares. Lower annual expenses than Investment shares.
-----------------------------------------------------------------------------------------------------------------------

*For Non-Money Market Funds Only.

SHAREHOLDER INFORMATION

EXCHANGING YOUR SHARES
--------------------------------------------------------------------------------
                                       ---------------------------------------
Instructions for exchanging shares      You can exchange your
                                        shares in one Fund
                                        for shares of the
Exchanges may be made by sending a      same class of another
written request to Kent Funds,          Kent Fund. No trans-
P.O. Box 182201, Columbus OH            action fees are
43218-2201, or by calling 1-800-        charged for ex-
633-KENT (5368). Please provide         changes.
the following information:
                                         You must meet the
  . Your name and telephone number       minimum investment
                                         requirements for the
                                         Fund into which you
  . The exact name on your account       are exchanging. Ex-
    and account number                   changes from one Fund
                                         to another are tax-
  . Taxpayer identification number       able.
    (usually your Social Security      ---------------------------------------
    number)

  . Dollar value or number of shares
    to be exchanged

  . The name of the Fund from which
    the exchange is to be made

  . The name of the Fund into which the exchange is being made.

See "General Policies on Selling your Shares" above for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to five exchanges within a year, or no more than three exchanges in a calendar quarter. Although unlikely, the Funds may reject exchanges, or change or terminate rights to exchange shares.
--------------------------------------------------------------------------------

Notes on Exchanges
The registration and tax identification numbers of the two accounts must be identical. If you don't have an account with the new Fund, a new account will be opened with the same features unless you write to tell us to change them.

The exchange privilege (including automatic exchanges) may be changed or elimi-nated at any time.

Be sure to read the Prospectus carefully of any Fund into which you wish to ex-change shares.

The exchange privilege is available only in states where shares of the new Fund may be sold.

If shares of a Fund are purchased by check, those shares cannot be exchanged until your check has been collected. This could take 10 days or more.

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

When Institutional Shares are distributed to the beneficial owners of trust ac-counts, 401(k) plans, fiduciary or agency accounts, they can be in the form of Investment Shares.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds pay dividends to their shareholders from the Funds' respective net investment income. The Funds distribute any net capital gains that have been realized. Income dividends on each Fund are declared and paid monthly, except for the Money Market Funds, which declare dividends daily and pay them monthly, and the International Growth Fund, which pays dividends annually. Capital gains, if any, for all Funds are distributed at least annually.

Dividends on each share class of the Funds are determined in the same manner and are paid in the same amount. However, each share class bears all expenses associated with that particular class. Since Investment Shares have higher dis-tribution and service fees than Institutional Shares, the dividends paid to shareholders owning Investment Shares will be lower than those paid to share-holders owning Institutional Shares.
--------------------------------------------------------------------------------

TAXATION

Federal Taxes

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or rein-vested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be tax-able as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain dis-tribution, the purchase price will reflect the amount of the upcoming distribu-tion, but you will be taxable on the entire amount of the distribution re-ceived, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Except in the case of the Money Market Funds, you will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods dur-ing which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-quali-fied plan) will not be currently taxable.

The International Growth Fund. It is expected that the International Growth Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Growth Fund may make an election to treat a proportionate amount of such taxes as con-stituting a distribution to each shareholder, which would allow each share-holder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduc-tion.

The Michigan Municipal Money Market Fund and the Municipal Bond Funds. It is expected that the Michigan Municipal Money Market Fund and the Municipal Bond Funds will distribute dividends derived from interest earned on tax-exempt se-curities, and these "exempt interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains. The Municipal Bond Funds may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to you as ordinary income.

SHAREHOLDER INFORMATION

TAXATION
--------------------------------------------------------------------------------

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Michigan Municipal Money Market Fund and the Municipal Bond Funds gener-ally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Michigan Municipal Money Market Fund and the Municipal Bond Funds may consti-tute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income tax-es.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal se-curities or interest on securities of the particular state or an agency there-of.

Because the Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund intend to invest substantially all of their assets in tax-exempt obligations of the State of Michigan or its political subdivisions, shareholders who are subject to Michigan state income tax will generally not be subject to tax on dividends paid by these Funds to the extent that the dividends are attributable to interest income of these Funds. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

 FINANCIAL HIGHLIGHTS

 EQUITY FUNDS
 INSTITUTIONAL SHARES
 ------------------------------------------------------------------------------

 Year ended December 31

                     Income (Loss) from
                   Investment Operations                    Less Dividends and Distributions from
                ----------------------------             -------------------------------------------
                           Net Realized and
                           Unrealized Gains                                    Net Realized
                              (Losses) on                                        Gains on
                             Investments,       Total                          Investments,    In
      Net Asset            Futures Contracts   Income               In Excess    Futures     Excess                   Net
       Value,      Net        and Foreign    (Loss) from    Net       of Net    Contracts    of Net      Total     Change in
      Beginning Investment     Currency      Investment  Investment Investment and Foreign  Realized Dividends and Net Asset
      of Period   Income     Translations    Operations    Income     Income     Currency    Gains   Distributions   Value
 ---------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVEX
1994   $10.91      0.31          (0.26)          0.05      (0.31)       **        (0.15)       --        (0.46)      (0.41)
1995   $10.50      0.33           3.28           3.61      (0.33)       --        (0.53)       --        (0.86)       2.75
1996   $13.25      0.30           2.16           2.46      (0.30)       --        (1.51)       --        (1.81)       0.65
1997   $13.90      0.25           3.04           3.29      (0.25)       --        (1.39)       --        (1.64)       1.65
1998   $15.55      0.13           4.03           4.16      (0.13)     (0.01)      (1.54)       --        (1.68)       2.48
 ---------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIEX
1994   $11.04      0.25          (0.15)          0.10      (0.26)       --        (0.20)       --        (0.46)      (0.36)
1995   $10.68      0.26           3.44           3.70      (0.25)       --        (1.57)       --        (1.82)       1.88
1996   $12.56      0.26           2.47           2.73      (0.26)       --        (0.28)     (0.04)      (0.58)       2.15
1997   $14.71      0.25           4.50           4.75      (0.25)       --        (0.05)     (0.02)      (0.32)       4.43
1998   $19.14      0.24           5.14           5.38      (0.24)       --        (0.04)       --        (0.28)       5.10
 ---------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEEX
1994   $12.50      0.10          (0.10)           --       (0.09)     (0.01)      (0.41)       --        (0.51)      (0.51)
1995   $11.99      0.10           2.64           2.74      (0.10)       --        (0.81)       --        (0.91)       1.83
1996   $13.82      0.12           2.55           2.67      (0.12)       --        (0.72)       --        (0.84)       1.83
1997   $15.65      0.04           4.19           4.23      (0.04)     (0.02)      (1.43)       --        (1.49)       2.74
1998   $18.39      0.03          (1.08)         (1.05)     (0.03)       --        (1.85)       --        (1.88)      (2.93)
 ---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNINX
1994   $12.84      0.12           0.61           0.73      (0.07)     (0.03)      (0.41)       --        (0.51)       0.22
1995   $13.06      0.13           1.54           1.67      (0.13)     (0.11)      (0.31)       --        (0.55)       1.12
1996   $14.18      0.13           0.70           0.83      (0.10)     (0.02)      (0.13)     (0.01)      (0.26)       0.57
1997   $14.75      0.11           0.26           0.37      (0.09)     (0.06)      (0.07)     (0.01)      (0.23)       0.14
1998   $14.89      0.14           2.48           2.62      (0.07)     (0.12)      (1.41)       --        (1.60)       1.02
 ---------------------------------------------------------------------------------------------------------------------------
                                       Ratios/Supplemental Data:
                        -------------------------------------------------------
                                                Ratio of
                                                  Net
      Net Asset         Net Assets,  Ratio of  Investment  Ratio of
       Value,             End of     Expenses  Income to   Expenses   Portfolio
       End of   Total     Period    to Average  Average   to Average  Turnover
       Period   Return    (000's)   Net Assets Net Assets Net Assets*  Rate(1)
 ------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVEX
1994   $10.50    0.51%   $308,825      0.98%      3.04%       ***         28%
1995   $13.25   34.91%   $401,371      0.94%      2.73%       ***         58%
1996   $13.90   19.47%   $500,857      0.95%      2.18%      0.95%        39%
1997   $15.55   24.14%   $697,973      0.92%      1.61%      0.93%        88%
1998   $18.03   28.07%   $827,828      0.93%      0.77%      0.94%        20%
 ------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIEX
1994   $10.68    0.86%   $245,550      0.58%      2.32%      0.58%        50%
1995   $12.56   36.23%   $183,877      0.56%      2.14%      0.56%         3%
1996   $14.71   22.18%   $243,438      0.49%      1.91%      0.59%         2%
1997   $19.14   32.55%   $590,241      0.43%      1.44%      0.54%         1%
1998   $24.24   28.26%   $771,147      0.42%      1.10%      0.55%        12%
 ------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEEX
1994   $11.99   (0.06%)  $304,179      0.98%      0.79%       ***         20%
1995   $13.82   23.75%   $450,072      0.97%      0.83%       ***         30%
1996   $15.65   19.56%   $544,081      0.96%      0.78%      0.96%        16%
1997   $18.39   27.94%   $719,998      0.93%      0.24%      0.94%        32%
1998   $15.46   (6.15%)  $760,335      0.94%      0.18%      0.95%        41%
 ------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNINX
1994   $13.06    5.73%   $178,186      1.22%      0.87%       ***         20%
1995   $14.18   13.00%   $286,545      1.17%      1.35%       ***          6%
1996   $14.75    5.87%   $387,799      1.09%      0.97%      1.09%        13%
1997   $14.89    2.54%   $492,598      1.05%      0.80%      1.06%         3%
1998   $15.91   17.92%   $528,500      1.05%      0.87%      1.06%        22%
 ------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

 **  Amount is less than $0.005.

 *** During the period, there were no waivers and/or reimbursements.

 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 FINANCIAL HIGHLIGHTS

 EQUITY FUNDS

 INVESTMENT SHARES
 ------------------------------------------------------------------------------

 Year ended December 31

                     Income (Loss) from
                   Investment Operations                    Less Dividends and Distributions from
                ----------------------------             -------------------------------------------
                           Net Realized and
                           Unrealized Gains                                    Net Realized
                              (Losses) on                                        Gains on
                             Investments,       Total                          Investments,    In
      Net Asset    Net     Futures Contracts   Income               In Excess    Futures     Excess                   Net
       Value,   Investment    and Foreign    (Loss) from    Net       of Net    Contracts    of Net      Total     Change in
      Beginning   Income       Currency      Investment  Investment Investment and Foreign  Realized Dividends and Net Asset
      of Period   (Loss)     Translations    Operations    Income     Income     Currency    Gains   Distributions   Value
 ---------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVIX
1994   $10.87       0.32         (0.27)          0.05       (0.31)       **       (0.15)        --       (0.46)      (0.41)
1995   $10.46       0.30          3.26           3.56       (0.30)       --       (0.53)        --       (0.83)       2.73
1996   $13.19       0.26          2.15           2.41       (0.26)     (0.02)     (1.51)        --       (1.79)       0.62
1997   $13.81       0.21          3.02           3.23       (0.21)       --       (1.39)        --       (1.60)       1.63
1998   $15.44       0.08          4.00           4.08       (0.08)     (0.02)     (1.54)        --       (1.64)       2.44
 ---------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIOX
1994   $11.07       0.26         (0.17)          0.09       (0.26)       --       (0.20)        --       (0.46)      (0.37)
1995   $10.70       0.23          3.44           3.67       (0.23)       --       (1.57)        --       (1.80)       1.87
1996   $12.57       0.22          2.48           2.70       (0.22)     (0.01)     (0.32)        --       (0.55)       2.15
1997   $14.72       0.20          4.51           4.71       (0.20)     (0.01)     (0.06)      (0.01)     (0.28)       4.43
1998   $19.15       0.18          5.14           5.32       (0.18)       --       (0.04)        --       (0.22)       5.10
 ---------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEMX
1994   $12.49       0.10         (0.11)         (0.01)      (0.08)     (0.01)     (0.41)        --       (0.50)      (0.51)
1995   $11.98       0.07          2.64           2.71       (0.07)       --       (0.81)        --       (0.88)       1.83
1996   $13.81       0.07          2.54           2.61       (0.08)     (0.01)     (0.72)        --       (0.81)       1.80
1997   $15.61        --           4.19           4.19         --       (0.04)     (1.43)        --       (1.47)       2.72
1998   $18.33      (0.01)        (1.08)         (1.09)        --         --       (1.85)        --       (1.85)      (2.94)
 ---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNIVX
1994   $12.81       0.14          0.56           0.70       (0.07)     (0.03)     (0.41)        --       (0.51)       0.19
1995   $13.00       0.14          1.50           1.64       (0.09)     (0.11)     (0.31)        --       (0.51)       1.13
1996   $14.13       0.12          0.66           0.78       (0.08)       --       (0.14)        --       (0.22)       0.56
1997   $14.69       0.08          0.25           0.33       (0.06)     (0.09)     (0.07)      (0.01)     (0.23)       0.10
1998   $14.79       0.10          2.46           2.56         --       (0.19)     (1.41)        --       (1.60)       0.96
 ---------------------------------------------------------------------------------------------------------------------------
                                         Ratios/Supplemental Data:
                          -------------------------------------------------------
                                                  Ratio of
                                                    Net
                                                 Investment
      Net Asset           Net Assets,  Ratio of    Income    Ratio of
       Value,               End of     Expenses  (Loss) to   Expenses   Portfolio
       End of     Total     Period    to Average  Average   to Average  Turnover
       Period   Return(1)   (000's)   Net Assets Net Assets Net Assets*  Rate(2)
 --------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVIX
1994   $10.46      0.50%    $ 8,005      0.98%      3.03%       ***         28%
1995   $13.19     34.61%    $11,079      1.18%      2.48%       ***         58%
1996   $13.81     19.14%    $15,063      1.09%      1.77%      1.09%        39%
1997   $15.44     23.89%    $35,343      1.17%      1.31%      1.18%        88%
1998   $17.88     27.68%    $50,458      1.18%      0.50%      1.19%        20%
 --------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIOX
1994   $10.70      0.75%    $ 4,736      0.60%      2.30%      0.60%        50%
1995   $12.57     35.81%    $ 6,612      0.80%      1.86%      0.81%         3%
1996   $14.72     21.92%    $ 9,925      0.74%      1.67%      0.84%         2%
1997   $19.15     32.24%    $27,922      0.68%      1.20%      0.79%         1%
1998   $24.25     27.93%    $38,205      0.67%      0.85%      0.80%        12%
 --------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEMX
1994   $11.98     (0.08%)   $ 8,433      0.98%      0.79%       ***         20%
1995   $13.81     23.47%    $10,955      1.20%      0.59%       ***         30%
1996   $15.61     19.16%    $14,436      1.21%      0.53%      1.21%        16%
1997   $18.33     27.71%    $22,784      1.18%     (0.01%)     1.19%        32%
1998   $15.39     (6.40%)   $23,455      1.19%     (0.07%)     1.20%        41%
 --------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNIVX
1994   $13.00      5.51%    $ 6,539      1.25%      0.81%       ***         20%
1995   $14.13     12.86%    $ 7,548      1.40%      1.11%       ***          6%
1996   $14.69      5.57%    $ 8,799      1.34%      0.74%      1.34%        13%
1997   $14.79      2.25%    $ 9,780      1.30%      0.53%      1.31%         3%
1998   $15.75     17.60%    $12,390      1.30%      0.59%      1.31%        22%
 --------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

 **  Amount is less than $0.005.

 *** During the period, there were no waivers and/or reimbursements.

 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 FINANCIAL HIGHLIGHTS

 BOND FUNDS
 INSTITUTIONAL SHARES
 ------------------------------------------------------------------------------

 Year ended December 31

                       Income (Loss) from                          Less Dividends and
                      Investment Operations                        Distributions from
                   ---------------------------             ----------------------------------
                                                  Total
         Net Asset            Net Realized and   Income               In Excess                                Net    Net Asset
          Value,      Net     Unrealized Gains (Loss) from    Net       of Net   Net Realized     Total     Change in  Value,
         Beginning Investment   (Losses) on    Investment  Investment Investment   Gains on   Dividends and Net Asset  End of
         of Period   Income     Investments    Operations    Income     Income   Investments  Distributions   Value    Period
 ------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KNIIX
1995(2)   $10.00      0.55          0.92           1.47      (0.54)        --       (0.09)        (0.63)       0.84    $10.84
1996      $10.84      0.66         (0.56)          0.10      (0.65)     (0.10)      (0.03)        (0.78)      (0.68)   $10.16
1997      $10.16      0.68          0.34           1.02      (0.68)        --       (0.20)        (0.88)       0.14    $10.30
1998      $10.30      0.65          0.27           0.92      (0.65)        --       (0.24)        (0.89)       0.03    $10.33
 ------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFIX
1994      $10.18      0.56         (0.88)         (0.32)     (0.54)     (0.01)      (0.02)        (0.57)      (0.89)   $ 9.29
1995      $ 9.29      0.65          0.81           1.46      (0.63)        --          --         (0.63)       0.83    $10.12
1996      $10.12      0.60         (0.32)          0.28      (0.61)     (0.03)         --         (0.64)      (0.36)   $ 9.76
1997      $ 9.76      0.59          0.14           0.73      (0.59)        --          --         (0.59)       0.14    $ 9.90
1998      $ 9.90      0.58          0.16           0.74      (0.58)        --          --         (0.58)       0.16    $10.06
 ------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLMX
1994      $ 9.91      0.48         (0.38)          0.10      (0.49)        **          --         (0.49)      (0.39)   $ 9.52
1995      $ 9.52      0.55          0.43           0.98      (0.54)        --          --         (0.54)       0.44    $ 9.96
1996      $ 9.96      0.61         (0.21)          0.40      (0.61)        --          --         (0.61)      (0.21)   $ 9.75
1997      $ 9.75      0.61            --           0.61      (0.61)        --          --         (0.61)         --    $ 9.75
1998      $ 9.75      0.56          0.02           0.58      (0.56)        --          --         (0.56)       0.02    $ 9.77
 ------------------------------------------------------------------------------------------------------------------------------
                                  Ratios/Supplemental Data
                   -------------------------------------------------------
                                           Ratio of
                                             Net
                   Net Assets,  Ratio of  Investment  Ratio of
                     End of     Expenses  Income to   Expenses   Portfolio
         Total       Period    to Average  Average   to Average  Turnover
         Return      (000's)   Net Assets Net Assets Net Assets*  Rate(1)
 -------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KNIIX
1995(2)  15.05%++   $126,056      0.91%+     6.65%+      ***         50%
1996      1.19%     $240,060      0.83%      6.57%      0.83%       102%
1997     10.55%     $229,778      0.82%      6.65%      0.83%        84%
1998      9.29%     $231,017      0.83%      6.25%      0.84%       108%
 -------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFIX
1994     (3.19%)    $977,865      0.80%      6.03%       ***        124%
1995     16.18%     $854,801      0.77%      6.50%       ***        166%
1996      3.01%     $769,395      0.77%      6.18%      0.78%       135%
1997      7.80%     $762,740      0.75%      6.03%      0.76%       114%
1998      7.65%     $885,580      0.76%      5.77%      0.77%       106%
 -------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLMX
1994      1.03%     $176,765      0.73%      4.75%       ***         56%
1995     10.53%     $310,680      0.77%      5.60%       ***         75%
1996      4.22%     $235,430      0.70%      6.17%      0.70%        32%
1997      6.42%     $139,739      0.72%      6.04%      0.73%        89%
1998      6.14%     $139,229      0.76%      5.74%      0.77%        72%
 -------------------------------------------------------------------------

 +   Annualized.

 ++  Not Annualized.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

 **  Amount is less than $0.005.

 *** During the period, there were no waivers and/or reimbursements.

 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 (2) The Institutional Class of the Income Fund commenced operations on March 20, 1995.

 FINANCIAL HIGHLIGHTS

 BOND FUNDS
 INVESTMENT SHARES
 ------------------------------------------------------------------------------

 Year ended December 31

                       Income (Loss) from                          Less Dividends and
                      Investment Operations                        Distributions from
                   ---------------------------             ----------------------------------
                                                  Total
         Net Asset            Net Realized and   Income               In Excess                                Net    Net Asset
          Value,      Net     Unrealized Gains (Loss) from    Net       of Net   Net Realized     Total     Change in  Value,
         Beginning Investment   (Losses) on    Investment  Investment investment   Gains on   Dividends and Net Asset  End of
         of Period   Income     Investments    Operations    Income     Income   Investments  Distributions   Value    Period
 ------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: N/A
1995(3)   $10.00      0.52          0.91           1.43      (0.52)        --       (0.09)        (0.61)       0.82    $10.82
1996      $10.82      0.66         (0.56)          0.10      (0.64)     (0.09)      (0.03)        (0.76)      (0.66)   $10.16
1997      $10.16      0.63          0.35           0.98      (0.65)        --       (0.20)        (0.85)       0.13    $10.29
1998      $10.29      0.62          0.28           0.90      (0.60)     (0.03)      (0.24)        (0.87)       0.03    $10.32
 ------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFVX
1994      $10.19      0.57         (0.87)         (0.30)     (0.54)     (0.01)      (0.02)        (0.57)      (0.87)   $ 9.32
1995      $ 9.32      0.61          0.82           1.43      (0.61)        --          --         (0.61)       0.82    $10.14
1996      $10.14      0.58         (0.32)          0.26      (0.57)     (0.05)         --         (0.62)      (0.36)   $ 9.78
1997      $ 9.78      0.57          0.15           0.72      (0.57)        --          --         (0.57)       0.15    $ 9.93
1998      $ 9.93      0.54          0.16           0.70      (0.55)        --          --         (0.55)       0.15    $10.08
 ------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLIX
1994      $ 9.91      0.47         (0.37)          0.10      (0.48)     (0.01)         --         (0.49)      (0.39)   $ 9.52
1995      $ 9.52      0.52          0.44           0.96      (0.53)        --          --         (0.53)       0.43    $ 9.95
1996      $ 9.95      0.59         (0.20)          0.39      (0.54)     (0.06)         --         (0.60)      (0.21)   $ 9.74
1997      $ 9.74      0.57          0.02           0.59      (0.59)        --          --         (0.59)         --    $ 9.74
1998      $ 9.74      0.55          0.02           0.57      (0.52)     (0.03)         --         (0.55)       0.02    $ 9.76
 ------------------------------------------------------------------------------------------------------------------------------
                                   Ratios/Supplemental Data:
                    -------------------------------------------------------
                                            Ratio of
                                              Net
                    Net Assets,  Ratio of  Investment  Ratio of
                      End of     Expenses  Income to   Expenses   Portfolio
           Total      Period    to Average  Average   to Average  Turnover
         Return(1)    (000's)   Net Assets Net Assets Net Assets*  Rate(2)
 --------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: N/A
1995(3)    14.63%++   $ 1,961      1.14%+     6.40%+       **         50%
1996        1.16%     $ 2,722      1.08%      6.31%      1.08%       102%
1997       10.19%     $ 5,611      1.07%      6.38%      1.08%        84%
1998        9.04%     $10,629      1.08%      5.97%      1.09%       108%
 --------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFVX
1994       (3.01%)    $ 9,196      0.81%      5.94%        **        124%
1995       15.76%     $ 6,862      1.01%      6.24%        **        166%
1996        2.76%     $ 7,327      1.02%      5.92%      1.03%       135%
1997        7.62%     $ 6,972      1.00%      5.79%      1.01%       114%
1998        7.26%     $12,313      1.01%      5.51%      1.02%       106%
 --------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLIX
1994        1.01%     $ 1,649      0.74%      4.79%        **         56%
1995       10.30%     $ 1,634      0.91%      5.40%        **         75%
1996        4.06%     $ 1,667      0.85%      6.02%      0.96%        32%
1997        6.26%     $ 7,433      0.88%      5.75%      0.99%        89%
1998        6.00%     $ 6,126      0.91%      5.60%      1.02%        72%
 --------------------------------------------------------------------------

 +   Annualized.

 ++  Not Annualized.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

 **  During the period, there were no waivers and/or reimbursements.

 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 (3) The date of initial public investment of the Investment Class of the Income Fund was March 22, 1995.

 FINANCIAL HIGHLIGHTS

 MUNICIPAL BOND FUNDS
 INSTITUTIONAL SHARES
 ------------------------------------------------------------------------------

 Year ended December 31

                       Income (Loss) from                          Less Dividends and
                      Investment Operations                        Distributions from
                   ---------------------------             ----------------------------------
                              Net Realized and
                              Unrealized Gains    Total                          Net Realized
         Net Asset              (Losses) on      Income               In Excess    Gains on                    Net    Net Asset
          Value,      Net     Investments and  (Loss) from    Net       of Net   Investments      Total     Change in  Value,
         Beginning Investment     Futures      Investment  Investment Investment and Futures  Dividends and Net Asset  End of
         of Period   Income      Contracts     Operations    Income     Income    Contracts   Distributions   Value    Period
 ------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: KNTIX
1995(2)   $10.00      0.36          0.49           0.85      (0.36)        --          --         (0.36)       0.49    $10.49
1996      $10.49      0.46         (0.06)          0.40      (0.46)        --       (0.16)        (0.62)      (0.22)   $10.27
1997      $10.27      0.45          0.41           0.86      (0.45)        --       (0.03)        (0.48)       0.38    $10.65
1998      $10.65      0.44          0.15           0.59      (0.44)        --       (0.05)        (0.49)       0.10    $10.75
 ------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMTX
1994      $10.45      0.40         (0.71)         (0.31)     (0.39)     (0.01)         --         (0.40)      (0.71)   $ 9.74
1995      $ 9.74      0.45          0.79           1.24      (0.45)     (0.01)         --         (0.46)       0.78    $10.52
1996      $10.52      0.44         (0.08)          0.36      (0.46)        **          --         (0.46)      (0.10)   $10.42
1997      $10.42      0.45          0.26           0.71      (0.45)        --          --         (0.45)       0.26    $10.68
1998      $10.68      0.45          0.11           0.56      (0.45)        --       (0.03)        (0.48)       0.08    $10.76
 ------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMIX
1994      $10.06      0.37         (0.34)          0.03      (0.36)     (0.01)         --         (0.37)      (0.34)   $ 9.72
1995      $ 9.72      0.39          0.39           0.78      (0.37)     (0.01)         --         (0.38)       0.40    $10.12
1996      $10.12      0.39         (0.04)          0.35      (0.39)        --          --         (0.39)      (0.04)   $10.08
1997      $10.08      0.41          0.13           0.54      (0.41)        --          --         (0.41)       0.13    $10.21
1998      $10.21      0.40          0.08           0.48      (0.41)        --       (0.01)        (0.42)       0.06    $10.27
 ------------------------------------------------------------------------------------------------------------------------------
                                  Ratios/Supplemental Data:
                   -------------------------------------------------------
                                           Ratio of
                                             Net
                   Net Assets,  Ratio of  Investment  Ratio of
                     End of     Expenses  Income to   Expenses   Portfolio
         Total       Period    to Average  Average   to Average  Turnover
         Return      (000's)   Net Assets Net Assets Net Assets*  Rate(1)
 -------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: KNTIX
1995(2)   8.64%++   $121,855      0.73%+     4.44%+     0.91%+       10%
1996      3.92%     $109,948      0.82%      4.38%      0.82%        40%
1997      8.59%     $116,652      0.79%      4.32%      0.80%        16%
1998      5.71%     $128,232      0.81%      4.16%      0.82%        53%
 -------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMTX
1994     (3.00%)    $380,715      0.78%      4.07%      0.78%        36%
1995     12.90%     $283,733      0.72%      4.39%      0.72%         6%
1996      3.41%     $285,674      0.73%      4.34%      0.73%        35%
1997      7.07%     $275,641      0.72%      4.31%      0.73%        23%
1998      5.37%     $296,484      0.73%      4.22%      0.74%        40%
 -------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMIX
1994      0.36%     $118,485      0.49%      3.74%      0.74%        27%
1995      8.20%     $185,466      0.69%      3.81%      0.70%        42%
1996      3.51%     $152,623      0.70%      3.83%      0.70%        24%
1997      5.52%     $111,735      0.69%      4.04%      0.70%        13%
1998      4.75%     $117,957      0.69%      3.97%      0.70%        51%
 -------------------------------------------------------------------------

 +   Annualized.

 ++  Not Annualized.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

 **  Amount is less than $0.005.

 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 (2) The Institutional Class of the Tax-Free Income Fund commenced operations on March 20, 1995.

 FINANCIAL HIGHLIGHTS

 MUNICIPAL BOND FUNDS
 INVESTMENT SHARES
 ------------------------------------------------------------------------------

 Year ended December 31

                       Income (Loss) from
                      Investment Operations                   Less Dividends and Distributions from
                   ---------------------------             -------------------------------------------
                              Net Realized and
                              Unrealized Gains    Total                          Net Realized    In
         Net Asset              (Losses) on      Income               In Excess    Gains on    Excess                   Net
          Value,      Net       Investments    (Loss) from    Net       of Net   Investments   of Net      Total     Change in
         Beginning Investment   and Futures    Investment  Investment Investment and Futures  Realized Dividends and Net Asset
         of Period   Income      Contracts     Operations    Income     Income    Contracts    Gains   Distributions   Value
 -----------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: N/A
1995(3)   $10.00      0.31          0.51           0.82      (0.30)        --          --         --       (0.30)       0.52
1996      $10.52      0.41         (0.05)          0.36      (0.43)        --       (0.12)     (0.04)      (0.59)      (0.23)
1997      $10.29      0.42          0.42           0.84      (0.42)     (0.01)      (0.03)        --       (0.46)       0.38
1998      $10.67      0.42          0.15           0.57      (0.42)        --       (0.05)        --       (0.47)       0.10
 -----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMBX
1994      $10.45      0.40         (0.71)         (0.31)     (0.39)     (0.01)         --         --       (0.40)      (0.71)
1995      $ 9.74      0.42          0.79           1.21      (0.42)     (0.01)         --         --       (0.43)       0.78
1996      $10.52      0.42         (0.09)          0.33      (0.41)     (0.02)         --         --       (0.43)      (0.10)
1997      $10.42      0.43          0.26           0.69      (0.43)        --          --         --       (0.43)       0.26
1998      $10.68      0.42          0.11           0.53      (0.42)        --       (0.03)        --       (0.45)       0.08
 -----------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMVX
1994      $10.08      0.35         (0.34)          0.01      (0.34)     (0.03)         --         --       (0.37)      (0.36)
1995      $ 9.72      0.37          0.40           0.77      (0.37)     (0.01)         --         --       (0.38)       0.39
1996      $10.11      0.38         (0.05)          0.33      (0.35)     (0.02)         --         --       (0.37)      (0.04)
1997      $10.07      0.39          0.14           0.53      (0.40)        --          --         --       (0.40)       0.13
1998      $10.20      0.39          0.07           0.46      (0.39)        --       (0.01)        --       (0.40)       0.06
                                             Ratios/Supplemental Data
                              -------------------------------------------------------
                                                      Ratio of
                                                        Net
         Net Asset            Net Assets,  Ratio of  Investment  Ratio of
          Value,                End of     Expenses  Income to   Expenses   Portfolio
          End of     Total      Period    to Average  Average   to Average  Turnover
          Period   Return(1)    (000's)   Net Assets Net Assets Net Assets*  Rate(2)
 ------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: N/A
1995(3)   $10.52      8.34%++   $  529      0.95%+     4.25%+      1.17%+      10%
1996      $10.29      3.53%     $  936      1.07%      4.14%       1.07%       40%
1997      $10.67      8.32%     $1,712      1.04%      4.05%       1.05%       16%
1998      $10.77      5.43%     $1,938      1.06%      3.91%       1.07%       53%
 ------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMBX
1994      $ 9.74     (3.03%)    $4,505      0.79%      3.99%       0.79%       36%
1995      $10.52     12.66%     $3,807      0.97%      4.13%       0.97%        6%
1996      $10.42      3.17%     $3,368      0.98%      4.09%       0.98%       35%
1997      $10.68      6.80%     $3,534      0.97%      4.06%       0.98%       23%
1998      $10.76      5.09%     $4,038      0.98%      3.97%       0.99%       40%
 ------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMVX
1994      $ 9.72      0.16%     $1,980      0.49%      3.80%       0.84%       27%
1995      $10.11      8.01%     $1,900      0.83%      3.68%       0.85%       42%
1996      $10.07      3.36%     $2,422      0.85%      3.68%       0.95%       24%
1997      $10.20      5.38%     $4,413      0.84%      3.88%       0.95%       13%
1998      $10.26      4.60%     $5,946      0.84%      3.82%       0.95%       51%
 ------------------------------------------------------------------------------------

 +   Annualized.

 ++  Not Annualized.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 (3) The date of initial public investment of the Investment Class of the Tax-Free Income Fund was March 31, 1995.

 FINANCIAL HIGHLIGHTS

 MONEY MARKET FUNDS
 INSTITUTIONAL SHARES
 ------------------------------------------------------------------------------

 Year ended December 31

                                                                                   Ratios/Supplemental Data:
                       Income                                            ---------------------------------------------
                     (Loss) from                                                                 Ratio of
                     Investment     Less                                                           Net
           Net Asset Operations: Dividends     Net    Net Asset          Net Assets,  Ratio of  Investment  Ratio of
            Value,       Net      from Net  Change in  Value,              End of     Expenses  Income to   Expenses
           Beginning Investment  Investment Net Asset  End of   Total      Period    to Average  Average   to Average
           of Period   Income      Income     Value    Period   Return     (000's)   Net Assets Net Assets Net Assets*
 ---------------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
  Ticker Symbol: KIMXX
  1994      $1.000      0.040      (0.040)      --     $1.000    3.75%    $323,539     0.60%      3.65%       0.65%
  1995      $1.000      0.050      (0.050)      --     $1.000    5.58%    $424,815     0.55%      5.45%       0.63%
  1996      $1.000      0.050      (0.050)      --     $1.000    5.06%    $483,919     0.52%      4.95%       0.62%
  1997      $1.000      0.051      (0.051)      --     $1.000    5.23%    $474,378     0.52%      5.11%       0.62%
  1998      $1.000      0.050      (0.050)      --     $1.000    5.13%    $693,399     0.55%      5.00%       0.64%
 ---------------------------------------------------------------------------------------------------------------------
  GOVERNMENT MONEY MARKET FUND
  Ticker Symbol: KGIXX
  1997(1)   $1.000      0.031      (0.031)      --     $1.000    3.10%++  $ 94,624     0.35%+     5.23%+      0.69%+
  1998      $1.000      0.051      (0.051)      --     $1.000    5.17%    $166,922     0.38%      5.03%       0.69%
 ---------------------------------------------------------------------------------------------------------------------
  MICHIGAN MUNICIPAL MONEY MARKET FUND
  Ticker Symbol: KMIXX
  1994      $1.000      0.020      (0.020)      --     $1.000    2.40%    $128,164     0.60%      2.33%       0.70%
  1995      $1.000      0.030      (0.030)      --     $1.000    3.50%    $145,215     0.56%      3.45%       0.65%
  1996      $1.000      0.030      (0.030)      --     $1.000    3.11%    $155,424     0.54%      3.06%       0.64%
  1997      $1.000      0.033      (0.033)      --     $1.000    3.31%    $211,682     0.52%      3.27%       0.63%
  1998      $1.000      0.030      (0.030)      --     $1.000    3.06%    $323,272     0.54%      3.00%       0.64%
 ---------------------------------------------------------------------------------------------------------------------

 +   Annualized.

 ++  Not Annualized.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

 (1) The Government Money Market Fund commenced operations on June 2, 1997.

 FINANCIAL HIGHLIGHTS

 MONEY MARKET FUNDS
 INVESTMENT SHARES
 ------------------------------------------------------------------------------

 Year ended December 31

                                                                                   Ratios/Supplemental Data:
                                                                         ---------------------------------------------
                     Income from                                                                 Ratio of
                     Investment     Less                                                           Net
           Net Asset Operations: Dividends     Net    Net Asset          Net Assets,  Ratio of  Investment  Ratio of
            Value,       Net      from Net  Change in  Value,              End of     Expenses  Income to   Expenses
           Beginning Investment  Investment Net Asset  End of   Total      Period    to Average  Average   to Average
           of Period   Income      Income     Value    Period   Return     (000's)   Net Assets Net Assets Net Assets*
 ---------------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
  Ticker Symbol: N/A
  1994      $1.000      0.040      (0.040)      --     $1.000    3.71%     $  369       0.63%      3.58%      0.68%
  1995      $1.000      0.050      (0.050)      --     $1.000    5.56%     $1,227       0.55%      5.41%      0.62%
  1996      $1.000      0.050      (0.050)      --     $1.000    5.06%     $  804       0.52%      4.94%      0.62%
  1997      $1.000      0.051      (0.051)      --     $1.000    5.23%     $1,179       0.52%      5.11%      0.62%
  1998      $1.000      0.050      (0.050)      --     $1.000    5.13%     $3,728       0.55%      5.00%      0.64%
 ---------------------------------------------------------------------------------------------------------------------
  GOVERNMENT MONEY MARKET FUND
  Ticker Symbol: N/A
  1997(1)   $1.000      0.030      (0.030)      --     $1.000    3.06%++   $    2       0.43%+     5.17%+     0.77%+
  1998      $1.000      0.051      (0.051)      --     $1.000    5.17%     $   93       0.38%      4.92%      0.69%
 ---------------------------------------------------------------------------------------------------------------------
  MICHIGAN MUNICIPAL MONEY MARKET FUND
  Ticker Symbol: N/A
  1994      $1.000      0.020      (0.020)      --     $1.000    2.38%     $  379       0.63%      2.47%      0.73%
  1995      $1.000      0.030      (0.030)      --     $1.000    3.48%     $1,603       0.54%      3.48%      0.62%
  1996      $1.000      0.030      (0.030)      --     $1.000    3.11%     $  782       0.54%      3.06%      0.64%
  1997      $1.000      0.033      (0.033)      --     $1.000    3.31%     $  289       0.52%      3.22%      0.63%
  1998      $1.000      0.030      (0.030)      --     $1.000    3.06%     $  346       0.54%      3.02%      0.64%
 ---------------------------------------------------------------------------------------------------------------------

 +   Annualized.

 ++  Not Annualized.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

 (1) The Government Money Market Fund commenced operations on June 2, 1997.

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

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

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

[KENT FUNDS RIGHT ON THE MONEY LOGO APPEARS HERE]

The following additional information is available to you upon request and without charge:

--------------------------------------------------------------------------------

Annual/Semi-Annual Reports:                   Annual and Semi-Annual reports to
                                              shareholders contain additional
                                              information about the Funds'
                                              investments. In the annual report,
                                              you will find a discussion of the
                                              market conditions and investment
                                              strategies that significantly
                                              affected Fund performance during
                                              the previous fiscal year.

Statement of Additional Information (SAI):    The SAI provides more detailed
                                              information about the Funds,
                                              including their operations and
                                              investment policies. It is
                                              incorporated by reference and is
                                              legally considered to be a
                                              part of this prospectus.

You can get free copies of Annual and Semi-Annual Reports and the SAI, request other information and discuss your questions about the Funds by contacting a broker or other financial institution that sells the Funds. In addition, you may contact the Funds at Kent Funds, P.O. Box 182201, Columbus, Ohio 43218-2201 or:

                                          -------------------------------------
                                           Telephone: 1-800-633-KENT (5368)

                                           Internet: http://www.kentfunds.com*
                                          -------------------------------------

You can review the Annual and Semi-Annual Reports and the SAI at the Public Reference Room of the Securities and Exchange
Commission. You can get copies:
 . For a fee, by writing the Public Reference Section of the
   Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330. . At no charge from the Commission's Website at http://www.sec.gov.



 * The Funds' website is not part of this Prospectus.

  Investment Company Act file no. 811-4824.

  KKF-0390 (5/99)

                                 THE KENT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                       INVESTMENT AND INSTITUTIONAL SHARES

                                       OF


                         THE KENT GROWTH AND INCOME FUND
                           THE KENT INDEX EQUITY FUND
                       THE KENT LARGE COMPANY GROWTH FUND
                       THE KENT SMALL COMPANY GROWTH FUND
                       THE KENT INTERNATIONAL GROWTH FUND
                              THE KENT INCOME FUND
                         THE KENT INTERMEDIATE BOND FUND
                          THE KENT SHORT TERM BOND FUND
                          THE KENT TAX-FREE INCOME FUND
                       THE KENT INTERMEDIATE TAX-FREE FUND
                      THE KENT MICHIGAN MUNICIPAL BOND FUND
                           THE KENT MONEY MARKET FUND
                      THE KENT GOVERNMENT MONEY MARKET FUND
                  THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND

                                   May 1, 1999


         This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with the prospectus for the Investment Shares and Institutional Shares of the foregoing Funds dated May 1, 1999, as amended or supplemented from time to time. The Financial Statements included in the Funds' December 31, 1998 Annual Report to Shareholders are incorporated by reference into this SAI. No other part of the Annual Reports is incorporated herein. Copies of the prospectus and the Annual Report may be obtained by writing to The Kent Funds, P.O. Box 182201, Columbus, Ohio 43218-2201 or by calling 1-800-633-KENT (5368). Capitalized terms not otherwise defined herein have the same meaning as in the prospectus.


         SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, OLD KENT BANK OR ANY OF ITS AFFILIATES, AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET ASSET VALUE PER SHARE OF $1.00 ALTHOUGH THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO.

                                TABLE OF CONTENTS

The Trust.............................................................  3
Investment Objectives and Policies....................................  3
Investment Restrictions............................................... 24
Securities Transactions............................................... 26
Valuation Of Securities............................................... 28
Trustees And Officers................................................. 31
Investment Adviser.................................................... 32
Administrator......................................................... 35
Distributor........................................................... 36
Transfer Agent........................................................ 36
Custodian, Auditors And Counsel....................................... 37
Distribution Plan..................................................... 37
Additional Purchase And Redemption Information........................ 38
Dividends And Taxes................................................... 39
Declaration Of Trust.................................................. 40
Standardized Total Return And Yield Quotations........................ 41
Advertising Information............................................... 47
Financial Statements.................................................. 48
Additional Information................................................ 48
Appendix A............................................................A-1
Appendix B............................................................B-1
Appendix C............................................................C-1



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS SAI, OR IN THE PROSPECTUS RELATED HERETO, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS SAI AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    THE TRUST

         The Kent Funds (the "Trust") is an open-end management investment company, commonly known as a mutual fund, which was organized on May 9, 1986 as a Massachusetts business trust. The original name of the Trust was "Master Municipal Trust." The Trust consists of fifteen separate investment portfolios, each of which is diversified and has a distinct investment objective and distinct investment policies. This SAI relates to the following fourteen investment portfolios (individually, a "Fund," and collectively, the "Funds"), each of which has established two classes of shares, Investment Shares and Institutional Shares: The Kent Large Company Growth Fund, The Kent Growth and Income Fund, The Kent Index Equity Fund, The Kent Small Company Growth Fund, The Kent International Growth Fund (collectively, the "Equity Funds"), The Kent Income Fund, The Kent Intermediate Bond Fund, The Kent Short Term Bond Fund (collectively, the "Bond Funds"), The Kent Tax-Free Income Fund, The Kent Intermediate Tax-Free Fund, The Kent Michigan Municipal Bond Fund (collectively, the "Municipal Bond Funds"), The Kent Money Market Fund, The Kent Government Money Market Fund, and The Kent Michigan Municipal Money Market Fund (collectively, the "Money Market Funds"). The Equity Funds, Bond Funds and Municipal Bond Funds are sometimes collectively referred to as the "Non-Money Market Funds." The Municipal Bond Funds and The Kent Michigan Municipal Money Market Fund are sometimes collectively referred to as the "Municipal Funds." Each Fund is advised by Lyon Street Asset Management Company ("Lyon Street" or the "Investment Adviser").

         Important information about the Trust and the Investment and Institutional Shares of the Funds is contained in the Funds' prospectus. This SAI provides additional information about the Trust and the Investment and Institutional Shares of the Funds that may be of interest to some investors. The Trust also offers an additional investment portfolio in a single class of shares, the Lyon Street Institutional Money Market Fund, which is described in a separate prospectus and statement of additional information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the description of each Fund's investment objective and strategies as set forth in the prospectus.

                                  EQUITY FUNDS




                             GROWTH AND INCOME FUND

OTHER INVESTMENT STRATEGIES: Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in U.S. companies with at least $100 million in net capitalization which are listed on the New York Stock Exchange or American Stock Exchange or are traded over the counter. Up to 10% of the Fund's assets may also be invested in foreign securities and American Depository Receipts ("ADRs"), which are U.S. dollar denominated securities representing ownership in foreign securities. A portion of the Fund's assets may be invested in preferred stock or bonds convertible into common stock. The Fund will purchase only convertible bonds having a rating in one of the four highest rating categories by a nationally recognized statistical rating organization (a "NRSRO") or those which, if not rated, are of comparable quality as determined by Lyon Street. The Fund expects to earn current income mainly from stock dividends and interest on convertible bonds.


                                INDEX EQUITY FUND

OTHER INVESTMENT STRATEGIES: Although Lyon Street will generally try to match the industry composition of the S&P 500 exactly, because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 stocks, or may be invested in stocks in different proportions than the S&P 500, especially when the Fund has a low level of assets. The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least
0.95 (not accounting for expenses). A correlation of 1.0 would mean that the Fund's NAV (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500.



                            LARGE COMPANY GROWTH FUND


OTHER INVESTMENT STRATEGIES: Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in equity securities of U.S. companies with at least $100 million in net capitalization which are listed on the New York Stock Exchange or the American Stock Exchange or are traded over the counter. The Fund may also invest in foreign securities and ADRs. A portion of the Fund's assets may also be invested in preferred stock or bonds that are convertible into common stock.

                            SMALL COMPANY GROWTH FUND


OTHER INVESTMENT STRATEGIES: Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in a diverse group of small U.S. companies, which are companies whose market capitalizations are less than $2 billion. The Fund may also purchase stocks which are listed on other U.S. securities exchanges or which are traded over the counter.


                            INTERNATIONAL GROWTH FUND


OTHER INVESTMENT STRATEGIES: The Fund will invest mostly in common and preferred stocks. Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in at least 3 countries other than the United States, including (but not limited to) Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund invests in countries represented in the Morgan Stanley Europe, Australia and Far East Index (the "EAFE Index"). Although the International Growth Fund seeks to equal or exceed the return of the EAFE Index, the Fund may invest its asset in proportions that differ from this index. The Fund is not, therefore, an "index" fund, which typically holds securities in approximately the same proportion as the index it attempts to replicate. Lyon Street believes that the EAFE Index is generally representative of the performance of the common stocks of large companies in industrialized countries traded outside of the United States taken as a whole. Stocks are included in the EAFE Index based on national and industry representation and are weighted according to their relative market values. The Fund may also invest in ADRs, which are U.S. dollar-denominated securities representing ownership in foreign companies, and enter into currency and other futures contracts and related options for hedging purposes. The Fund may invest more than 25% of its assets in a particular foreign country.

                                   BOND FUNDS




OTHER INVESTMENT STRATEGIES: Under ordinary circumstances, each Bond Fund intends to invest at least 65% of its total assets in debt securities. In addition, the Income Fund intends to invest at least 65% of its total assets in a combination of (i) corporate debt obligations that are rated in one of the three highest rating categories by a NRSRO (for example, A or higher by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Service, Inc. ("Moody's")) or, if unrated, will be deemed to be of comparable quality by Lyon Street, or (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Debt securities, other than securities known as zero coupon bonds, generally pay interest at set times, at either a fixed (set) rate or a variable (changing) rate. Debt securities purchased by the Bond Funds may include corporate debt obligations, U.S. Government securities, stripped securities, variable and floating rate securities, mortgage-backed securities, custodial receipts for Treasury certificates, zero-coupon bonds, asset-backed securities, equipment trust certificates and certain so-called "derivative securities." Each Bond Fund may also invest a portion of its assets in bonds convertible into common stock.


Debt securities purchased by the Bond Funds will be rated in one of the four highest rating categories by an NRSRO (for example, BBB or higher by S&P, or Baa or higher by Moody's) or, if unrated, will be deemed to be of comparable quality by Lyon Street. See Appendix A to the SAI for a description of applicable S&P, Moody's and other NRSRO ratings.





                              MUNICIPAL BOND FUNDS





OTHER INVESTMENT STRATEGIES: Each Municipal Bond Fund intends to invest at least 80% of its net assets in federally tax-exempt obligations, except during periods of unusual market conditions. This policy is a fundamental policy which cannot be changed by a Municipal Bond Fund without the approval of its shareholders. In calculating the 80% limitation, for all Municipal Bond Funds other than Michigan Municipal Bond Fund, a security whose interest is treated as a specific tax preference item under the federal alternative minimum tax is considered taxable. In calculating the 80% limitation for the Michigan Municipal Bond Fund, securities whose interest is treated as a specific tax preference item under the federal alternative minimum tax and is treated as exempt from Michigan personal income tax are considered non-taxable. Under ordinary circumstances, at least 65% of the Michigan Municipal Bond Fund's total assets will be invested in municipal obligations issued by the State of Michigan or its political subdivisions, authorities or corporations.


The Municipal Bond Funds will principally invest in municipal bonds which are issued by state or local governments typically for general funding purposes or to finance specific projects.

The amount of information regarding the financial condition of issuers of municipal obligations may be less extensive than the information for public corporations, and the secondary market for municipal obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Municipal Bond Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. In addition, municipal obligations purchased by the Municipal Bond Funds include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions and corporations. Adverse changes in the credit quality of these institutions could cause loss to a Municipal Bond Fund and affect its share price.


Municipal obligations purchased by the Municipal Bond Funds will be rated in one of the four highest rating categories by an NRSRO (for example, BBB or higher by S&P, or Baa or higher by Moody's) or, if unrated, will be deemed to be of comparable quality by Lyon Street. See Appendix A to the SAI for a description of applicable S&P, Moody's and other NRSRO ratings.





                               MONEY MARKET FUNDS

The Trust currently offers the three Money Market Funds described below. Money market funds typically seek to maintain a stable net asset value of $1.00 per share, although there is no guarantee that their net asset value will not vary. The Money Market Funds, in general, will only purchase U.S. dollar-denominated "Eligible Securities" (as defined by the Securities and Exchange Commission), which are generally securities that either (i) have short-term debt ratings when purchased in the two highest rating categories by at least two NRSROs, or (ii) are unrated, but are deemed by Lyon Street to be of comparable quality pursuant to guidelines approved by the Board of Trustees. The dollar-weighted average maturity of each Money Market Fund's portfolio will not exceed 90 days and with certain exceptions, the Money Market Funds will not purchase any securities which mature in more than 397 days from the date of purchase. All securities purchased by the Money Market Funds will be determined by Lyon Street, under guidelines established by the Board of Trustees, to present minimal credit risks.

                                MONEY MARKET FUND

OTHER INVESTMENT STRATEGIES: The Fund invests in a broad range of government, bank and commercial obligations. These instruments primarily include obligations of banks having total assets in excess of $1 billion at the time of purchase and commercial paper that matures in 13 months or less. The Fund may also invest in short-term obligations guaranteed by the U.S. Government, its agencies or instrumentalities.


                          GOVERNMENT MONEY MARKET FUND


The investment strategies and risks of investing in the Fund are disclosed in the Prospectus.


                      MICHIGAN MUNICIPAL MONEY MARKET FUND




OTHER INVESTMENT STRATEGIES: At least 80% of the Fund's net assets will be invested in federally tax-exempt obligations, except during periods of unusual market conditions. This policy is a fundamental policy which cannot be changed by the Fund without the approval of its shareholders. Federally tax-exempt obligations consist of municipal bonds, notes and commercial paper issued by states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of counsel to the issuer of such obligations, exempt from federal income taxes. Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in municipal obligations issued by the State of Michigan or its political subdivisions, authorities or corporations. Taxable obligations acquired by the Fund will not exceed 20% of the Fund's net assets at the time of purchase under normal market conditions.
In calculating the 80% limitation for the Michigan Municipal Money Market Fund, securities whose interest is treated as a specific tax preference item under the federal alternative minimum tax and is treated as exempt from Michigan personal income tax are considered non-taxable.

DETAILED DESCRIPTION OF INVESTMENT VEHICLES AND POTENTIAL RISKS


The investment policies discussed below are applicable to all Funds unless otherwise noted, except that the Government Money Market Fund will purchase only U.S. Treasury bills, notes and other obligations issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements with respect to such securities and shares of registered money market investment companies that invest exclusively in such securities.

MONEY MARKET INSTRUMENTS

         To the extent described in the Funds' prospectus or statement of additional information, each Fund may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds and U.S. Government obligations with remaining maturities of thirteen months or less.

         Bank obligations include certificates of deposit, bankers' acceptances and time deposits, issued or supported by the credit of U.S. or foreign banks or savings institutions. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         The Funds may invest a portion of their assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only when Lyon Street deems the instrument to present minimal credit risk, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Investments by the Funds in taxable commercial paper will consist of issues that are rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"). In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by Lyon Street at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Funds. Commercial paper may include variable and floating rate instruments. Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper").
Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments, Section 4(2) Paper will not be considered illiquid if Lyon Street has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

         Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although such notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instrument at any time. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

GUARANTEED INVESTMENT CONTRACTS (The Bond Funds and Money Market Fund only)

         The Bond Funds and the Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under a GIC, the Fund gives cash to an insurance company which credits the Fund with the amount given plus interest based on a certain index, which interest is guaranteed to be not less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. The Bond Funds and the Money Market Fund will only purchase GICs from insurance companies which, at the time of purchase, have total assets of $1 billion or more and meet quality and credit standards established by Lyon Street pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments.

REPURCHASE AGREEMENTS

         Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by Lyon Street, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, Lyon Street will continue to monitor the creditworthiness of the seller. The Funds will not enter into repurchase agreements with Lyon Street or its affiliates. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Repurchase agreements with deemed maturities in excess of seven days are considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments. Securities subject to repurchase agreements are held either by the Trust's custodian or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying collateral obligations. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS

         Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account cash, U.S. Government securities or other liquid high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

VARIABLE AND FLOATING RATE INSTRUMENTS (The Bond Funds, Municipal Bond Funds and Money Market Funds only)

         The Bond, Municipal Bond and Money Market Funds may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the amount of indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Such notes are direct lending arrangements between the Fund and a borrower and, therefore, the notes generally are not traded and there is no market in which to sell them to third parties. A Fund could suffer a loss if, for example, the borrower defaults on the note. This type of note will be subject to a Fund's limitations on illiquid investments if the Fund cannot demand payment of the principal amount of the note within seven days. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.

         When purchasing such instruments for the Funds, Lyon Street will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status to meet payment on demand. In determining weighted average portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment. Variable and floating rate instruments purchased by the Money Market Funds may carry nominal maturities in excess of those Funds' maturity limitations if such instruments carry demand features that comply with conditions established by the Securities and Exchange Commission.

LOAN PARTICIPATION NOTES (the Money Market Fund and Michigan Municipal Money Market Fund only)

         The Money Market Fund and Michigan Municipal Money Market Fund may purchase loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Funds may invest. Any participation purchased by a Fund must be issued by a bank in the United States with total assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for a Fund to assert through the issuing bank such rights as may exist against the corporate borrower if the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Moreover, under the terms of the loan participation a Fund may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. The secondary market, if any, for loan participations is extremely limited and any such participation purchased by a Fund may be regarded as illiquid.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

         Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued and forward commitment transactions. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its purchase commitments exceed 25% of the value of its assets. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

UNITED STATES GOVERNMENT OBLIGATIONS

         Each Fund may purchase U.S. Government obligations, which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury bills, notes and bonds and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

ZERO COUPON OBLIGATIONS (The Bond Funds and Money Market Funds only)

         The Bond Funds and Money Market Funds may acquire zero coupon obligations. Zero coupon obligations do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon obligations do not pay current income, their prices can be volatile when interest rates change. The Funds will accrue income on such investments for tax and accounting purposes, as required, and such income must be distributed to shareholders. A Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations because no cash is received at the time of such income accruals. The return on a zero coupon obligation, when held to maturity, equals the difference between the par-value and the original purchase price.

STRIPPED OBLIGATIONS (The Bond Funds and Money Market Funds only)

         The Bond and Money Market Funds may purchase U.S. Treasury obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institutuon. These "stripped" U.S. Treasury obligations are offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program. These Funds may also purchase other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their face value, and may, with respect to the Bond Funds, include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds also may purchase U.S. dollar-denominated stripped securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

         SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

         Within the past several years, the Treasury Department has facilitated transfers of ownership of stripped securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal Securities." Under the STRIPS program, the Funds will be able to have their beneficial ownership of stripped securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         In addition, the Bond Funds and Money Market Funds may acquire other U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. The staff of the Securities and Exchange Commission believes that participations in TIGRs, CATS and other similar trusts are not U.S. Government securities.

         Although a "stripped" security may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the security's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

MORTGAGE-BACKED SECURITIES (The Bond Funds and Money Market Funds only)

         The Bond Funds and Money Market Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the GNMA and the FHLMC. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of mortgage-backed securities will be based on estimates of average life.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Bond Funds also may acquire collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways.

         There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that Lyon Street's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

ASSET-BACKED SECURITIES (The Bond Funds and Money Market Funds only)

         The Bond Funds and Money Market Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

CERTAIN DERIVATIVE SECURITIES (The Bond Funds and Municipal Bond Funds only)

         The Bond Funds and Municipal Bond Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Such Funds also may hold derivative instruments that have interest rates that reset inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. With respect to purportedly tax-exempt derivative securities, in many cases the Internal Revenue Service has not ruled on whether the interest received on such securities is in fact free from federal income taxes. Purchases of such securities by the Municipal Bond Funds are therefore based on the opinion of counsel to the sponsors of the security.

MUNICIPAL OBLIGATIONS (The Municipal Funds only)

         The two principal classifications of municipal obligations which may be held by the Municipal Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Additionally, the principal and interest on these obligations may or may not be payable from the general revenue of the users of the facilities involved. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. The Funds may also purchase "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax and, in the case of Michigan municipal obligations, Michigan state personal income tax, are rendered by counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Lyon Street. Neither the Trust nor Lyon Street will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

         An issuer's responsibilities under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal obligations or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal obligations and a Fund's liquidity and value. In such an event the Board of Trustees would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

         Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligations at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Municipal Funds may invest more than 25% of their assets in municipal obligations covered by insurance policies.

         The Municipal Funds also may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market. Municipal leases may be considered liquid, however, under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity and proper valuation of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Lyon Street, under the supervision of the Trust's Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

STANDBY COMMITMENTS (The Municipal Funds only)

         The Municipal Funds may enter into standby commitments with respect to municipal obligations held by them. Under a standby commitment, a dealer agrees to purchase at a Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Standby commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

         The Funds expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

         The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in Lyon Street's opinion, present minimal credit risks. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Standby commitments will be valued at zero in determining net asset value of a Fund. Accordingly, where a Fund pays directly or indirectly for a standby commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

WARRANTS (The Equity Funds only)

         The Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FOREIGN SECURITIES

         The International Growth Fund intends to invest primarily in the securities of foreign issuers. In addition, the Large Company Growth Fund and the Growth and Income Fund may invest up to 5% of their assets in such securities. These obligations may be issued by supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development and internal banking institutions and related government agencies. As noted above, all of the Funds may invest in certain obligations of foreign banks and foreign branches of domestic banks.

         Investment in foreign securities involves special risks. The performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency increases the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. With respect to securities issued by foreign governments, such governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

         Although the Large Company Growth Fund, the Growth and the Income Fund and the International Growth Fund may invest in securities denominated in foreign currencies, their portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. The Funds are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currencies.

         Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders.

AMERICAN DEPOSITORY RECEIPTS (The Equity Funds only)

         The Equity Funds can invest in American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities and are denominated in U.S. dollars. ADRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities.

         Some Institutions issuing ADRs may not be sponsored by the issuer. If a Fund invests in an unsponsored ADR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR than is available for an issuer of securities underlying a sponsored ADR. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer. Certain of these risks are described above under "Detailed Description of Investment Vehicles and Potential Risks--Foreign Securities."

FOREIGN CURRENCY TRANSACTIONS (The International Growth Fund only)

         In order to protect against a possible loss on investments resulting from a decline in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the International Growth Fund is authorized to enter into forward currency exchange contracts. A forward currency exchange contract is an obligation to purchase or sell a specific currency, or a "basket" of currencies, at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Fund may also engage in cross-hedging by using forward currency exchange contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if Lyon Street believes that there is a pattern of correlation between the two currencies.

         The Fund may enter into forward currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When Lyon Street anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         A separate account consisting of cash, U.S. Government securities or other liquid securities, equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

CURRENCY SWAPS (The International Growth Fund only)

         The International Growth Fund may also enter into currency swaps, which involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. Government securities or other liquid securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in segregated accounts by the Trust's custodian. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and Lyon Street believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

         The Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Moody's. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

OPTIONS (The Equity, Bond and Municipal Bond Funds only)

         The above-referenced Funds may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, indices, financial instruments or foreign currencies, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A Fund will not purchase put or call options where the aggregate premiums on outstanding options exceed 5% of the Fund's net assets and will not write options on more than 25% of the value of its net assets.

         A call option for a particular security gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid securities, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are secured by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

         A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FUTURES CONTRACTS AND RELATED OPTIONS (The Equity, Bond and Municipal Bond Funds only)

         The Equity, Bond and Municipal Bond Funds may also purchase futures contracts, which are contracts in which a Fund agrees, at maturity, to take or make delivery of certain securities, other financial instruments, the cash value of a specified index or, in the case of the International Growth Fund, a stated quantity of foreign currency. The Equity, Bond and Municipal Bond Funds may also purchase and sell put and call options on futures contracts traded on an exchange or board of trade. Futures may be used for hedging purposes or to provide liquid assets. A Fund will not enter into a futures contract unless immediately after any such transaction the aggregate amount of margin deposits on its existing futures positions plus premiums paid for related options is less than 5% of the Fund's net assets. For a detailed description of futures contracts and related options, see Appendix C to this SAI.

ILLIQUID AND RESTRICTED SECURITIES

         The Funds will not invest more than 15% (10% in the case of the Money Market Funds) of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days, time deposits maturing in more than seven days, currency swaps, SMBSs issued by private issuers, unlisted over-the-counter options, GICs and securities that are not registered under the 1933 Act, but that may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists).

         Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Lyon Street believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Lyon Street monitors the liquidity of restricted securities in the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, Lyon Street will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity in the Funds during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

         A Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans will not be made by a Fund if, as a result, the aggregate of all outstanding loans of the Fund exceeds one-third of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or (including the value of the collateral received for the loan) even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by Lyon Street to be of good standing and when, in Lyon Street's judgment, the income to be earned from the loan justifies the attendant risks.

         Collateral for loans of portfolio securities made by a Fund may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable bank letters of credit or any other liquid high-grade short-term instrument approved for use as collateral by the Securities and Exchange Commission (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

CONVERTIBLE SECURITIES (The Large Company Growth Fund, The Growth and Income Fund and The Bond Funds only)

         Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible securities, Lyon Street will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Funds' portfolios as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

INVESTMENT COMPANIES

         The Funds may invest in securities issued by other investment companies, including, but not limited to, money market investment companies, within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of a Fund.

YIELDS AND RATINGS

         The yields on certain obligations, including the money market instruments in which the Funds invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of an NRSRO represent its opinion as to the quality of the obligations it undertakes to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

         After its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Lyon Street will consider such an event in determining whether the Fund should continue to hold the security. For a description of applicable securities ratings, see Appendix A.

MISCELLANEOUS

         The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. Securities may be purchased on margin by the Funds only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Funds will not engage in selling securities short. The Non-Money Market Funds may, however, make short sales against the box. "Selling short against the box" involves selling a security that a Fund owns for delivery at a specified date in the future. The Equity Funds may acquire corporate debt securities as a consequence of distributions that are made to holders of equity securities by certain corporations. The Equity Funds do not intend to hold such debt securities for investment purposes but, rather, will liquidate their holdings in such securities at an appropriate time following receipt.


                             INVESTMENT RESTRICTIONS

         The following investment restrictions include those that have been designated as "fundamental," which may not be changed with respect to a Fund without the vote of a majority of the Fund's outstanding shares (as defined in "Declaration of Trust--Voting Rights"), and those that have been designated as "non-fundamental," which may be changed without shareholder approval. If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the limitation. Unless otherwise stated, each restriction applies to all Funds.

         The following investment restrictions are fundamental:

         A Fund may not:

         (1) Purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

         (2) Borrow money, which includes entering into reverse repurchase agreements, except that a Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of a Fund's net assets, any such borrowings and reverse repurchase agreements will be repaid before additional investments are made;

         (3) Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangements with respect to the writing of options on securities, are not deemed to be a pledge of assets;

         (4) Issue senior securities; the purchase or sale of securities on a "when issued" basis, or collateral arrangements with respect to the writing of options on securities, are not deemed to be the issuance of a senior security;

         (5) Make loans, except that a Fund may purchase or hold debt securities consistent with its investment objective, lend Fund securities valued at not more than 33 1/3% of its total assets to brokers, dealers and financial institutions, and enter into repurchase agreements;

         (6) With respect to each Fund, other than the Municipal Funds, purchase any security of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that there is no restriction with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (7) With respect to the Municipal Funds, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities if backed solely by non-governmental users; governmental issuers of municipal bonds are not regarded as members of an industry, and the Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund may invest more than 25% of its assets in industrial development bonds;

         (8) Purchase or sell commodities or commodity contracts or real estate, except a Fund may purchase and sell securities secured by real estate and securities of companies which deal in real estate and may engage in currency or other financial futures contracts and related options transactions;

         (9) Underwrite securities of other issuers, except that a Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective; or

         (10) With respect to the Equity Funds, purchase any security (other than U.S. Government securities) of any issuer if as a result the Fund would hold more than 10% of the voting securities of the issuer.

         The following investment restrictions are "non-fundamental" and may be changed with respect to a Fund without shareholder approval:

         A Fund may not:

         (1) Purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

         (2) Invest more than 15% of its total assets (10% of total assets for the Money Market Funds) in (i) securities with legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements maturing in more than seven days;

         (3) Invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation except that each of the Small Company Growth Fund and the International Growth Fund may invest up to 10% of its total assets in such companies;

         (4) Make short sales of securities or maintain a short position unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; or

         (5) Invest in the securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended, or the rules promulgated thereunder.

         With respect to Non-fundamental Investment Restriction (2), the Funds currently intend to limit investment in illiquid securities to no more than 15% (10% for the Money Market Funds) of each Fund's respective net assets. With respect to fundamental Investment Restriction (7), examples of types of facilities using industrial development bonds purchased by the Municipal Funds include water treatment plants, educational and hospital facilities.

         In order to comply with Securities and Exchange Commission regulations relating to money market funds, the Money Market Funds will limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their total assets at the time of purchase, except for 25% of the value of their total assets which, in the case of the Michigan Municipal Money Market Fund, may be invested without regard to the 5% limit in "First Tier Securities" (as defined by the Securities and Exchange Commission), and, in the case of the Money Market Fund and the Government Money Market Fund, may be invested in First Tier Securities of any one issuer for a period of up to three business days. In addition, no Money Market Fund will engage in options or futures as provided in fundamental Investment Restrictions (3), (4) and (8), nor will the Money Market Funds borrow money, pursuant to fundamental Investment Restriction (2), in excess of 10% of their total assets. With respect to fundamental Investment Restrictions (6) and (7), the Money Market Funds are permitted to invest in excess of 25% of their total assets in obligations of U.S. banks and domestic branches of foreign banks that are subject to the same regulation as U.S. banks.

                             SECURITIES TRANSACTIONS

         Lyon Street, under policies established by the Board of Trustees, selects broker-dealers to execute transactions for the Funds. It is the policy of the Trust, in effecting transactions in portfolio securities, to seek best price and execution of orders. The determination of what may constitute best price and execution in the execution of a transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to a Fund, involving both price paid or received and any commissions and other costs paid, the breadth of the market where the transaction is executed, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by Lyon Street in determining the overall reasonableness of brokerage commissions paid. In determining best price and execution and selecting brokers to execute transactions, Lyon Street may consider brokerage and research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information provided to a Fund. Lyon Street is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a Fund's transactions which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, Lyon Street determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or the overall responsibilities of Lyon Street to the Funds. Any such research and other statistical and factual information provided by brokers to a Fund or Lyon Street is considered to be in addition to and not in lieu of services required to be performed by Lyon Street under its Investment

Advisory Agreement with the Trust. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Trust and other clients of Lyon Street who may indirectly benefit from the availability of such information. Similarly, the Trust may indirectly benefit from information made available as a result of transactions effected for such other clients.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of a transaction may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, Lyon Street will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of newly issued securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Each Fund may participate, if and when practicable, in group bidding for the purchase of certain securities directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.

         Neither Lyon Street nor the Funds intend to place securities transactions with any particular broker-dealer or group thereof. However, the Trust's Board of Trustees has determined that each Fund may follow a policy of considering sales of the Funds' shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best price and execution described above. The policy of each Fund with respect to brokerage is and will be reviewed by the Trust's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         Lyon Street expects that purchases and sales of securities for the Equity Funds usually will be effected through brokerage transactions for which commissions are payable. Lyon Street expects that purchases and sales of municipal bonds and other debt instruments for the Bond Funds, Municipal Bond Funds and Money Market Funds usually will be principal transactions. Municipal bonds and other debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Funds for such purchases.


         For the fiscal years ended December 31, 1996, 1997 and 1998, the following Funds paid commissions in the amounts indicated: $478,044, $1,400,322 and $324,798, respectively, for the Growth and Income Fund; $34,687, $235,105 and $124,194, respectively, for the Index Equity Fund; $453,811, $710,902 and $1,349,232, respectively, for the Small Company Growth Fund; and $211,929, $234,749 and $419,688, respectively, for the International Growth Fund. The increase in the amount of brokerage commissions paid by the Small Company Growth Fund and the International Growth Fund is attributable to an increase in the size of each Fund and an increase in each Fund's portfolio turnover. The Tax-Free Income Fund paid commissions in the amount of $2,500 for the fiscal year ended December 31, 1996. No other Fund paid brokerage commissions during the last three fiscal years. No Fund paid any brokerage commissions to an affiliated broker of the Trust.

         Investment decisions for each Fund are made independently by Lyon Street from those of the other Funds and investment accounts advised by Lyon Street. It may frequently develop that the same investment decision is made for more than one Fund or account. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one Fund or account. When two or more Funds or accounts are engaged in the purchase or sale of the same security, the transaction is allocated as to amount in accordance with a formula which Lyon Street believes is equitable to each Fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a particular Fund is concerned. To the extent permitted by law, Lyon Street may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or account.

         In no instances will securities held by a Fund be purchased from or sold to Lyon Street, the Trust's Distributor or any of their "affiliated persons," as defined in the 1940 Act, except as may be permitted by any applicable regulatory exemption or exemptive order.

         As of December 31, 1998, Growth and Income Fund owned equity securities of Merrill Lynch & Co. in the amount of $2,483,000 and equity securities of Morgan Stanley, Dean Witter & Co. in the amount of $4,686,000; Index Equity Fund owned equity securities of Merrill Lynch & Co. in the amount of $1,889,000, equity securities of Morgan Stanley, Dean Witter & Co. in the amount of $3,324,000, equity securities of Bear Stearns Co., Inc in the amount of $344,000, and equity securities of Lehman Brothers, Inc. in the amount of $423,000; International Growth Fund owned equity securities of HSBC Group in the amount of $4,633,000; Short Term Bond Fund owned debt securities of Merrill Lynch & Co. in the amount of $5,156,000 and debt securities of Morgan Stanley, Dean Witter & Co. in the amount of $6,128,000; Intermediate Bond Fund owned debt securities of Bear Stearns Co. in the amount of $5,644,000 and debt securities of HSBC Group in the amount of $8,150,000; and the Income Fund owned debt securities of HSBC Group in the amount of $2,038,000 and debt securities of Lehman Brothers, Inc. in the amount of $2,215,000. As of December 31, 1998, no other Fund owned securities of the Trust's regular broker-dealers.

                             VALUATION OF SECURITIES

MONEY MARKET FUNDS

         As stated in the prospectus, the Money Market Funds seek to maintain a net asset value of $1.00 per share and, in this connection, value their instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less
(more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Money Market Funds' operations and delegating special responsibilities involving portfolio management to Lyon Street, has established procedures that are intended, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference between the amortized cost value per share and the net asset value per share based upon available indications of market value (the "Market Value Difference"). Available indications of market value consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments.

         In the event the Market Value Difference exceeds 1/2 of 1%, the Trustees' procedures provide that the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten the dollar-weighted average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences.

         The Funds limit their investments to instruments which Lyon Street has determined present minimal credit risk (pursuant to guidelines established by the Board of Trustees) and which are "Eligible Securities" as defined by Rule 2a-7. The Funds are also required to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share. Should the disposition of a security result in a dollar-weighted average portfolio maturity of more than 90 days, a Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as practicable.

         It is the normal practice of the Funds to hold securities to maturity and realize par therefor, unless a sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Funds. In periods of declining interest rates, the indicated daily yield on shares of the Funds, computed by dividing its annualized daily income by the net asset value computed as above, may tend to be lower than similar computations made by utilizing a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield of shares at the value computed as described above may tend to be higher than a similar computation made by utilizing a method of calculation based upon market prices and estimates.

NON-MONEY MARKET FUNDS

         Current values for the Non-Money Market Funds' portfolio securities are determined as follows:

         (1) Common stock, preferred stock and other equity securities listed on the NYSE are valued on the basis of the last sale price on the exchange. In the absence of any sales, such securities are valued at the last bid price;

         (2) Common stock, preferred stock and other equity securities listed on other U.S. or foreign exchanges will be valued as described in (1) above using quotations on the exchange on which the security is primarily traded;

         (3) Common stock, preferred stock and other equity securities which are unlisted and quoted on the National Market System (NMS) are valued at the last sale price, provided a sale has occurred. In the absence of any sales, such securities are valued at the high or "inside" bid, which is the bid supplied by the National Association of Securities Dealers on its NASDAQ system for securities traded in the over-the-counter market;

         (4) Common stock, preferred stock and other equity securities which are quoted on NASDAQ but not listed on NMS are valued at the high or "inside" bid;


         (5) Common stock, preferred stock and other equity securities which are not listed and not quoted on NASDAQ and for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked prices for such securities;


         (6) Non-U.S. common stock, preferred stock and other equity securities which are not listed or are listed and subject to restrictions on sale are valued at prices supplied by a dealer selected by Lyon Street and approved by the Board of Trustees;



         (7) Bonds, debentures and other debt securities, whether or not listed on any national securities exchange, are valued at a price supplied by a pricing service or a bond dealer selected by Lyon Street and approved by the Board of Trustees;


         (8) Short-term debt securities which when purchased have maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market value and which reflects fair value as determined by the Board of Trustees;

         (9) Short-term debt securities having maturities of more than sixty days when purchased which are held on the sixtieth day prior to maturity are thereafter valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market value and which reflects fair value as determined by the Board of Trustees; and

         (10) The following are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which market quotations are not readily available, and (b) any other security for which the application of the above methods is deemed by Lyon Street not to be representative of the market value of such security.

         In valuing each Fund's assets, the Trust's fund accountant will "mark-to-market" the current value of a Fund's open futures contracts and options. For valuation purposes, quotations of securities denominated in foreign currencies are converted to into U.S. dollars at the prevailing currency exchange rate on the day of the conversion.

                              TRUSTEES AND OFFICERS

         The Trust is governed by a Board of Trustees. The Trustees are responsible for the overall management of the Trust and retain and supervise the Funds' Adviser, Administrator, Distributor, Transfer Agent and Custodian.

         The names, ages and principal occupations during the last five years of the Trustees and officers of the Trust are listed below. The address of all the Trustees and officers is 3435 Stelzer Road, Columbus, Ohio 43219.

         JOSEPH F. DAMORE, Trustee, 46; President and Chief Executive Officer of Sparrow Hospital and Health System; formerly Director and Executive Vice President, Sisters of Mercy Health Corporation.

         * WALTER B. GRIMM, Trustee, Chairman and Vice President, 53; Senior Vice President of Client Services for BISYS Fund Services; formerly President of Lehigh Investments.

         JAMES F. RAINEY, Trustee, 56; Associate Dean for Academic Affairs in The Eli Broad Graduate School of Management at Michigan State University.

         RONALD F. VANSTEELAND, Trustee, 58; Vice President for Finance and Administration and Treasurer of Grand Valley State University, Allendale, Michigan and Treasurer of Grand Valley State University Foundation.

         JAMES F. DUCA, II, President, 41; Vice President of Old Kent Financial Corporation; and formerly Vice President and Trust Counsel for Marshall & Ilsley Trust Company.

         R. JEFFREY YOUNG, Vice President and Assistant Secretary, 34; Vice President - Client Services for BISYS Fund Services; and formerly employed by The Heebink Group.

         MARTIN R. DEAN, Treasurer, 35; Vice President - Administration Services for BISYS Fund Services; and formerly employed by KPMG LLP.

         ROBERT L. TUCH, Secretary, 47; Vice President - Legal Services for BISYS Fund Services.


         W. BRUCE MCCONNEL, III, Assistant Secretary, 56; Partner in the law firm of Drinker Biddle & Reath LLP.


         ALAINA V. METZ, Assistant Secretary, 32; Chief Administrator of the Blue Sky Department for BISYS Fund Services; and formerly employed by Alliance Capital Management.

- -----------------------------------

*    This Trustee is an interested person of the Trust as defined under the 1940
     Act.

         During the fiscal year ended December 31, 1998, no officer, director or employee of the Trust's service contractors, or any of their parents or subsidiaries, received any direct remuneration from the Trust for serving as a Trustee or officer of the Trust, although BISYS and its affiliates, of which Messrs. Grimm, Young, Dean, and Tuch and Ms. Metz are also employees, receives fees from the Trust for administrative, fund accounting and transfer agency services. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. Each Trustee earns an annual fee of $8,000 and additional fees of $1,750 for each regular meeting attended, $1,000 for each special meeting attended and $500 for each telephonic meeting, plus reimbursement of expenses incurred as a Trustee.

         Listed below is the compensation paid to each Trustee by the Trust for the fiscal year ended December 31, 1998. The Board of Trustees has established The Kent Funds Deferred Compensation Plan (the "Deferred Compensation Plan") pursuant to which the Trustees may elect to defer receipt of the compensation payable to them by the Trust. Under the terms of the Deferred Compensation Plan, amounts deferred by the Trustees are credited with the earnings on certain investment options which may include one or more of the Funds. Trustees receive payment of their deferred compensation and any related earnings upon ceasing to be a Trustee of the Trust. Such payment is made at the election of the Trustee, either in a lump sum or in annual installments over two to fifteen years. The Trust's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

                                                                                        TOTAL COMPENSATION
                                                                                        FROM THE TRUST AND
NAME OF PERSON                                     AGGREGATE COMPENSATION               FUND COMPLEX PAID
   AND POSITION                                        FROM THE TRUST                           TO TRUSTEES
   ------------                                        --------------                           -----------

Joseph F. Damore, Trustee                               $ 15,000 *                              $ 15,000

Walter B. Grimm, Trustee                                $          0                            $          0

James F. Rainey, Trustee                                $ 15,000 *                              $ 15,000

Ronald F. VanSteeland, Trustee                          $ 15,000                                $ 15,000

- -------------------

*        During the fiscal year ended December 31, 1998, Mr. Damore deferred
         $15,000 of his compensation and Mr. Rainey deferred
         $7,500 of his compensation pursuant to the Deferred
         Compensation Plan.


         As of the date hereof, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the Trust's outstanding shares.




                               INVESTMENT ADVISER

LYON STREET ASSET MANAGEMENT COMPANY

         Lyon Street is the investment adviser to the Funds. Effective as of March 2, 1998, Lyon Street, a wholly-owned subsidiary of Old Kent Bank ("Old Kent"), assumed the investment advisory responsibilities of Old Kent for each of the Funds on the terms and conditions stated in the prospectus. This change did not involve a change in control or management of the investment adviser or a change in the Funds' portfolio managers. As of December 31, 1998, Lyon Street managed assets of approximately $6.1 billion. The Trust is the first registered investment company for which Lyon Street has provided investment advisory services. Lyon Street is located at 111 Lyon Street, N.W., Grand Rapids, MI 49503.

         Old Kent is a Michigan banking corporation which, with its affiliates, provided commercial and retail banking and trust services through more than 200 banking offices in Michigan and Illinois as of December 31, 1998. Old Kent offers a broad range of financial services, including commercial and consumer loans, corporate and personal trust services, demand and time deposit accounts, letters of credit and international financial services.

         Old Kent is a subsidiary of Old Kent Financial Corporation, a bank holding company headquartered in Grand Rapids, Michigan, with approximately $16.6 billion in total consolidated assets as of December 31, 1998. Through offices in numerous states, Old Kent Financial Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

         Lyon Street employs an experienced staff of professional investment analysts, portfolio managers and traders and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

INVESTMENT ADVISORY AGREEMENT

         The overall supervision and management of the Funds rests with the Trust's Board of Trustees. Pursuant to a written Investment Advisory Agreement with the Trust, dated October 12, 1990, as amended, Lyon Street furnishes to the Trust investment advice with respect to the Funds, makes all investment decisions for the Funds, and places purchase and sale orders for the Funds' securities. Lyon Street is responsible for all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments purchased or sold for the Funds, and any brokerage commissions or other transaction charges that may be associated with such purchases and sales.

         For its services to each Fund, Lyon Street is entitled to an annual fee based on the average daily net asset value of each Fund, payable monthly, at the following rates: the Large Company Growth Fund, 0.70%; the Growth and Income Fund, 0.70%; the Index Equity Fund, 0.30%; the Small Company Growth Fund, 0.70%; the International Growth Fund, 0.75%; the Income Fund, 0.60%; the Intermediate Bond Fund, 0.55%; the Short Term Bond Fund, 0.50%; the Tax-Free Income Fund, 0.55%; the Intermediate Tax-Free Fund, 0.50%; the Michigan Municipal Bond Fund, 0.45%; the Money Market Fund, 0.40%; the Government Money Market Fund, 0.40%; and the Michigan Municipal Money Market Fund, 0.40%. Lyon Street may rebate its advisory fees to the trust accounts of certain of its institutional customers.

         For the fiscal years ended December 31, 1996, 1997 and 1998, Lyon Street and Old Kent, the Trust's former investment adviser, earned the following advisory fees for each Fund: $3,202,775, $4,568,032 and $5,462,664, respectively, for the Growth and Income Fund; $654,709, $1,278,392 and $2,128,823, respectively, for the Index Equity Fund; $3,613,394, $4,597,213 and $5,258,368, respectively, for the Small Company Growth Fund; $2,465,291, $3,529,317, and $3,990,372, respectively, for the International Growth Fund; $4,537,199, $4,262,333, and $4,345,604, respectively, for the Intermediate Bond Fund; $1,421,272, $857,575, and $696,368, respectively, for the Short Term Bond Fund; $1,458,010, $1,424,578, and $1,431,252, respectively, for the Intermediate Tax-Free Fund; $772,339, $563,275, and $561,713, respectively, for the Michigan Municipal Bond Fund; $1,747,159, $2,092,414, and $2,260,092, respectively, for the Money Market Fund; $653,417, $781,668, and $1,279,122, respectively, for the Michigan Municipal Money Market Fund; $1,209,526, $1,489,950, and $1,481,491, respectively, for the Income Fund and $595,616, $642,997 and $687,774, respectively, for the Tax-Free Income Fund. For the fiscal period ended December 31, 1997, and the fiscal year ended December 31, 1998, Old Kent and Lyon Street earned $226,041 and $466,055, respectively in advisory fees for the Government Money Market Fund.


         For the fiscal years ended December 31, 1997 and December 31, 1998, Old Kent and Lyon Street waived a portion of their advisory fees for the Index Equity Fund. Net of such waivers, they received $1,158,610 and $1,774,016, respectively. For the fiscal period ended December 31, 1997 and the fiscal year ended December 31, 1998, Old Kent and Lyon Street waived a portion of their advisory fees for the Government Money Market Fund. Net of such waivers, Old Kent and Lyon Street received $112,896 and $233,030, respectively.

         Under the Investment Advisory Agreement, Lyon Street's liability in connection with rendering services thereunder is limited to situations involving a breach of its fiduciary duty, its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         The Trustees of the Trust, including a majority of those Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, most recently approved the agreement, as amended, on May 22, 1998. The Agreement continues in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Trustees of the Trust, including the "non-interested" Trustees, or by vote of a majority of the outstanding voting shares of such Fund. The Investment Advisory Agreement will terminate automatically upon its assignment and may be terminated with respect to any Fund or Funds without penalty on 60-days' written notice at the option of either party or by a vote of the shareholders of such Fund or Funds.

SUB-ADMINISTRATION AGREEMENT

         Old Kent provides certain administrative services to the Funds pursuant to a Sub-Administration Agreement between Old Kent and BISYS. BISYS has agreed to pay Old Kent a fee, calculated daily and paid monthly, at an annual rate of up to 0.05% of each Fund's average daily net assets. The fees paid to Old Kent by BISYS for such administrative services come out of BISYS' administration fee and are not an additional charge to the Funds.

THE GLASS-STEAGALL ACT AND OTHER APPLICABLE LAWS

         The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting, selling or distributing securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE v. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managed agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company or any non-bank affiliate of a bank holding company from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM v. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Bank Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

         Old Kent has been advised by the Financial Institutions Bureau of the Department of Commerce of the State of Michigan, which is the bureau that regulates Michigan state chartered banks, that it is the position of that Bureau that a bank (such as Old Kent) which has been authorized to exercise full trust powers is authorized under Michigan banking laws to provide investment advice to an entity such as a mutual fund.

         Lyon Street believes it may lawfully serve as investment adviser to the Trust and perform the services for the Trust required by the Investment Advisory Agreement described in the prospectus and this SAI. However, Lyon Street's authority to serve in such capacity has not been definitively established by any state or federal law or regulation or any judicial decision or regulatory interpretation that constitutes binding authority with respect to the activities of Lyon Street. In addition, state and federal laws and regulations relating to the permissible activities of banks and bank holding companies may change and may be subject to further judicial or administrative interpretation, the result of which may be to cause Lyon Street to conclude that it would be unlawful or inadvisable to continue its relationship with the Trust. If Lyon Street discontinues its services as investment adviser to the Trust, it is expected that the Board of Trustees of the Trust would select a new investment adviser and recommend that the Trust's shareholders approve the new investment adviser so recommended.

                                  ADMINISTRATOR

         BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Administrator of the Trust under an Administration Agreement dated August 5, 1996. BISYS provides management and administrative services and, in general, supervises the operation of each Fund (other than investment advisory operations). The current term of the Administration Agreement ends on July 31, 1999. Thereafter, the agreement may be renewed for successive one-year periods.

         By the terms of the Administration Agreement, BISYS is required to provide to the Funds management and administrative services, as well as all necessary office space, equipment and clerical personnel for managing and administering the affairs of the Funds. BISYS is required to supervise the provision of custodial, auditing, valuation, bookkeeping, legal, stock transfer and dividend disbursing services and provide other management and administrative services.

         As compensation for the services and facilities provided to the Funds pursuant to the Administration Agreement, BISYS is entitled to receive an annual fee, payable monthly as one twelfth of the annual fee, based on the Trust's aggregate average daily net assets as follows: up to $5.0 billion - .185% of such assets; between $5.0 and $7.5 billion - .165% of such assets; and over $7.5 billion - .135% of such assets provided, however, that such annual fee shall be subject to an annual minimum fee of $45,000 per fund that is applicable to certain Funds of the Trust. All expenses (other than those specifically referred to as being borne by BISYS in the Administration Agreement) incurred by BISYS in connection with the operation of the Trust are borne by the Funds. To the extent that BISYS incurs any such expenses or provides certain additional services to the Trust, the Funds promptly will reimburse BISYS therefor.


         BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's Fund Accountant pursuant to a Fund Accounting Agreement, dated August 5, 1996. Under the Fund Accounting Agreement, BISYS Fund Services, Inc. prices each Fund's shares, calculates each Fund's net asset value, and maintains the general ledger accounting records for each Fund. For these services, BISYS Fund Services, Inc. is entitled to receive a fee computed daily at the annual rate of .015% of the Trust's average daily net assets. The current term of the Fund Accounting Agreement ends on July 31, 1999. Thereafter, the agreement may be renewed for successive one-year periods.



         For the fiscal periods ended December 31, 1996, 1997 and 1998, the Trust paid the following administration fees to BISYS and the Trust's former administrator: $896,290, $1,169,235, and $1,411,202, respectively, for the Growth and Income Fund; $212,487, $464,741, and $857,078, respectively, for the Index Equity Fund; $1,011,600, $1,176,682, and $1,358,690, respectively, for the Small Company Growth Fund; $643,425, $842,845, and $962,462, respectively, for the International Growth Fund; $1,618,455, $1,386,330 and $1,429,015,
respectively, for the Intermediate Bond Fund; $558,367, $306,274 and $251,895, respectively, for the Short Term Bond Fund; $571,869,$509,532 and $517,725, respectively, for the Intermediate Tax-Free Fund; $337,467, $223,672 and $225,753, respectively, for the Michigan Municipal Bond Fund; $425,618, $504,642 and $624,863, respectively, for the Money Market Fund; $159,777, $178,917 and $321,507, respectively, for the Michigan Municipal Money Market Fund; $393,938, $444,179 and $446,634, respectively for the Income Fund; and $227,178, $209,139 and $226,159, respectively, for the Tax Free Income Fund. For the fiscal period ended December 31, 1997 and the fiscal year ended December 31, 1998, the Government Money Market Fund paid $36,124 and $95,865, respectively, in administration fees.

         The amounts listed above as paid are net of the following waivers. For the fiscal period ended December 31, 1998, the administration fees waived by BISYS were $425,483 for the Index Equity Fund, $394,533 for the Money Market Fund, $255,083 for the Michigan Municipal Money Market Fund, and $114,295 for the Government Money Market Fund.

                                   DISTRIBUTOR

         The Trust has entered into a Distribution Agreement dated August 5, 1996 with BISYS. Unless otherwise terminated, the Distribution Agreement will continue in effect from year to year if approved at least annually at a meeting called for that purpose by a majority of the Trustees and a majority of the "non-interested" Trustees, as that term is defined in the 1940 Act. Shares of the Funds are sold on a continuous basis by BISYS as agent for the Trust, and BISYS has agreed to use its best efforts to solicit orders for the sale of shares of the Funds.

         For the fiscal years ended 1996, 1997 and 1998, the Trust paid BISYS and the Trust's former distributor total underwriting commissions of $527,141, $55,000 and $0, respectively. This entire amount was re-allocated to broker-dealers which had selling agreements with the distributor.

                                 TRANSFER AGENT


         BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, also serves as the Trust's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement. Under the Transfer Agency Agreement, BISYS Fund Services, Inc. processes purchases and redemptions of each Fund's shares and maintains each Fund's shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder's account.


                         CUSTODIAN, AUDITORS AND COUNSEL

         The Bank of New York, 90 Washington Street, New York, New York 10286 is custodian of all securities and cash of the Trust.


         KPMG LLP, Two Nationwide Plaza, Suite 1600, Columbus, Ohio 43215, Certified Public Accountants, are the independent auditors for the Trust.


         Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, PA 19107, serves as counsel to the Trust.

                                DISTRIBUTION PLAN

         THIS SECTION RELATES ONLY TO THE INVESTMENT SHARES OF THE FUNDS. THE INSTITUTIONAL SHARES HAVE NOT ADOPTED A DISTRIBUTION PLAN.

         As described in the prospectuses, the Trust has adopted with respect to its Investment Shares a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. The Plan provides that the Investment Shares of a Fund may incur certain expenses which may not exceed a maximum amount equal to 0.25% (on an annualized basis) of the average daily net asset value of the Investment Shares. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid monthly, of up to 0.25%. The Plan obligates a Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of a Fund the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

         All persons authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement must provide to the Trust's Board of Trustees at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. Representatives, brokers, dealers or others receiving payments pursuant to the Plan must determine that such payments and the services provided in connection with such payments are appropriate for such persons and are not in violation of regulatory limitations applicable to such persons.

         The services under the Plan may include assistance in advertising and marketing of Investment Shares, aggregating and processing purchase, exchange and redemption requests for Investment Shares, maintaining account records, issuing confirmations of transactions and providing sub-accounting with respect to Investment Shares.

         As required by Rule 12b-1, the Plan and the related Distribution and Servicing Agreements have been approved, and are subject to annual approval, by a majority of the Trust's Board of Trustees, and by a majority of the Trustees who are not "interested" persons of the Trust (as defined by the 1940 Act) and who have no direct or indirect interest in the operation of the Plan and the agreements related thereto ("Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on the Plan and related agreements. The Plan was most recently approved by the Board of Trustees as a whole and by the Independent Trustees on November 19, 1998. In compliance with Rule 12b-1, the Trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there was a reasonable likelihood that the Plan and the related agreements would benefit the Funds and their shareholders. The Trustees concluded that the Plan could enhance the retail distribution of the Funds, thereby resulting in growth of the Funds' assets and a wider shareholder base. This could help the Funds to remain competitive with other funds by, among other things, lessening the impact on shareholders of redemptions, attracting talented investment managers and providing flexibility to portfolio managers in the execution of Fund orders. The Plan may not be amended in order to increase materially the amount of distribution expenses permitted under the Plan without such amendment being approved by a majority vote of the outstanding Investment Shares of the affected Fund. The Plan may be terminated at any time by a majority vote of the Independent Trustees or by a majority vote of the outstanding Investment Shares of the affected Fund.

         While the Plan is in effect, the selection and nomination of Trustees who are not "interested persons" has been committed to the discretion of the "non-interested" Trustees then in office.


         For the fiscal year ended December 31, 1998, the following payments were made under the Plan: Growth and Income Fund, $109,568; Index Equity Fund, $84,973; Small Company Growth Fund, $59,520; International Growth Fund, $27,994; Income Fund, $21,966; Intermediate Bond Fund, $24,241;
Short Term Bond Fund, $10,270; Tax-Free Income Fund, $4,710;
Intermediate Tax-Free Fund, $9,397; and Michigan Municipal Bond Fund,

$7,003. All of such payments were made to broker-dealers and other selling and/or servicing institutions. For the current fiscal year, Investment Shares of the Growth and Income Fund, Index Equity Fund, Small Company Growth Fund, International Growth Fund, Income Fund, Intermediate Bond Fund, Tax-Free Income Fund and Intermediate Tax-Free Fund will be charged a fee pursuant to the Plan at an annual rate of 0.25% of their average Investment class net assets. For the current fiscal year, Investment Shares of the Short Term Bond Fund, and Michigan Municipal Bond Fund will be charged a fee pursuant to the Plan at an annual rate of 0.15% of their average Investment class net assets. The Trust does not currently intend to charge a fee under the Plan for the Money Market Funds.




                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         The prospectus for the Funds describe those investors who are eligible to purchase Investment Shares and those who are eligible to purchase Institutional Shares.


         In an exchange, shares in the Fund from which an investor is withdrawing will be redeemed at the net asset value per share next determined after the exchange request is received. Shares of the Fund in which the investor is investing will also normally be purchased at the net asset value per share next determined after acceptance of the purchase order by the Trust in accordance with its customary policies for accepting investments.

         Under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


         In addition to the situation described in the prospectus under "Shareholder Information--Closing of Small Accounts," the Trust may redeem shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act, to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the prospectus from time to time.


         A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareholders may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

         The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

                               DIVIDENDS AND TAXES


FEDERAL - GENERAL

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

         As described in the prospectus for the Municipal Funds, such Funds are designed to provide investors with tax-exempt interest income. The Municipal Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Municipal Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Municipal Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for the Municipal Funds to pay federal tax-exempt dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of exempt-interest obligations.

         The provisions regarding financial instruments, foreign currencies and foreign corporations may from time to time cause a Fund to recognize income in excess of cash received in a transaction. Moreover, a Fund's investment alternatives will to some extent be constrained by tax requirements applicable to regulated investment companies.


                              DECLARATION OF TRUST

DESCRIPTION OF SHARES

         The Trust's Restatement of Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest in one or more separate series, and the creation of one or more classes of shares within each series. Each share of a series represents an equal proportionate interest in the Trust with each other share of that series. Each series represents interests in a different investment portfolio. The Trust currently offers fifteen series of shares. One of those series has established a single class of shares. The other fourteen series have established two separate classes of shares - Investment Shares and Institutional Shares. Each share of the Trust has no par value and is entitled to such dividends and distributions of the income earned on its respective series' assets as are declared at the discretion of the Trustees. Each class or series is entitled upon liquidation of such class or series to a pro rata share in the net assets of that class or series. Shareholders have no preemptive rights. When issued for payment as described in the prospectus, shares will be legally issued, fully paid and non-assessable.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of the Trust are normally allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

SHAREHOLDER LIABILITY

         The Trust is an entity of the type commonly known as a "Massachusetts Business Trust." Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, there is a possibility that shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Restatement of Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking entered into or executed by the Trust or the Trustees. In addition, the Restatement of Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

VOTING RIGHTS

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1, or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of that investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio.

         The term "majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining less than 50% of the shares of the Trust voting will not be able to elect any Trustees.

         As a general matter, the Trust does not hold annual or other meetings of shareholders. At such time, however, as less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders meeting for the election of Trustees. The Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from office: (1) at any time by two-thirds vote of the Trustees; or (2) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Trustees may also voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Restatement of Declaration of Trust provides that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee or adviser of the Trust, provided that they have exercised reasonable care in the selection of such individuals. The Restatement of Declaration of Trust also provides that a Trustee shall be indemnified against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which said Trustee is involved by reason of being or having been a Trustee of the Trust, except with respect to any matter as to which such Trustee has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her actions were in the best interest of the Trust. Nothing in the Restatement of Declaration of Trust shall protect a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as Trustee.

                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

MONEY MARKET FUNDS

         The yields for the Investment Shares and Institutional Shares of the Money Market Funds as they may appear from time to time in advertisements will be calculated by determining the net change exclusive of capital changes (all realized and unrealized gains and losses) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, multiplying the base period return by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. The determination of net change in account value will reflect the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares and all fees charged to all shareholder accounts for each class of shares in proportion to the length of the base period and the average account size for each class. The 30-day yield for each Fund is determined similarly. Based on the foregoing formula, for the 7-day period ended December 31, 1998, the yields of the Institutional Shares of the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund were 4.78%, 4.73% and 3.17%, respectively. For the same period, the 7-day yields of the Investment Shares of the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund were 4.78%, 4.72% and 3.17%, respectively. The yield figures reflect waivers of certain expenses.

         If realized and unrealized gains and losses were included in the yield calculation, the yield of a Fund might vary materially from that reported in advertisements.

         In addition to the yields for each class of shares of the Money Market Funds, the effective yields for each class may appear from time to time in advertisements. The effective yield will be calculated by compounding the unannualized base period return by adding 1 to the quotient, raising the sum to a power equal to 365 divided by 7, subtracting 1 from the result and carrying the resulting effective yield figure to the nearest hundredth of one percent. Based on the foregoing formula, for the period ended December 31, 1998, the effective yields of the Institutional Shares of the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund were 4.89%, 4.84% and 3.22%, respectively. For the same period, the effective yields of the Investment Shares of the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund were 4.89%, 4.83% and 3.22%, respectively. These yield figures reflect waivers of certain expenses.

         Each Money Market Fund may also quote from time to time its total return in accordance with Securities and Exchange Commission Regulations.

NON-MONEY MARKET FUNDS

         A Fund calculates its average annual total return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                     ERV 1/n
                               T = [(-------) - 1]
                                        P

         Where:        T =     average annual total return;

                     ERV =     ending redeemable value of a hypothetical
                               $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of such applicable period (or a fractional portion thereof);

                        P =    hypothetical initial payment of $1,000; and

                        n =    number of years.

Based on the foregoing calculation, the average annual total returns for the Funds for the periods ended December 31, 1998 were as follows:


                                                         INVESTMENT SHARES

                                                    Inception                                          Since
                                                      Date          One Year        Five Years       Inception
                                                      ----          --------        ----------       ---------
Growth and Income Fund                              12/01/92           27.68%          20.58%          18.90%
Index Equity Fund                                   11/25/92           27.93%          23.05%          20.60%
Small Company Growth Fund                           12/04/92           -6.40%          11.94%          12.94%
International Growth Fund                           12/04/92           17.60%           8.62%          11.77%
Income Fund                                         03/22/95            9.04%            N/A            9.14%
Intermediate Bond Fund                              11/25/92            7.26%           5.89%           6.22%
Short Term Bond Fund                                12/04/92            6.00%           5.48%           5.06%
Tax-Free Income Fund                                03/31/95            5.43%            N/A            6.82%
Intermediate Tax-Free Fund                          12/18/92            5.09%           4.83%           5.44%
Michigan Municipal Bond Fund                        05/11/93            4.60%           4.27%           4.29%
Money Market Fund                                   12/09/92            5.13%           4.94%           4.48%
Government Money Market Fund                        06/02/97            5.17%            N/A            5.23%
Michigan Municipal Money Market Fund                12/15/92            3.06%           3.07%           2.83%





                              INSTITUTIONAL SHARES

                                                   Inception                                       Since
                                                      Date        One Year      Five Years       Inception
                                                      ----        --------      ----------       ---------
Growth and Income Fund                              11/02/92        28.07%          20.83%         19.46%
Index Equity Fund                                   11/02/92        28.26%          23.33%         21.08%
Small Company Growth Fund                           11/02/92        -6.15%          12.17%         14.15%
International Growth Fund                           12/04/92        17.92%           8.87%         12.07%
Income Fund                                         03/20/95         9.29%            N/A           9.41%
Intermediate Bond Fund                              11/02/92         7.65%           6.09%          6.45%
Short Term Bond Fund                                11/02/92         6.14%           5.62%          5.20%
Tax-Free Income Fund                                03/20/95         5.71%            N/A           7.07%
Intermediate Tax-Free Fund                          12/16/92         5.37%           5.04%          5.64%
Michigan Municipal Bond Fund                        05/03/93         4.75%           4.43%          4.46%
Money Market Fund                                   12/03/90         5.13%           4.95%          4.58%
Government Money Market Fund                        06/02/97         5.17%            N/A           5.25%
Michigan Municipal Money Market Fund                06/03/91         3.06%           3.07%          2.94%

         A Fund calculates its aggregate total return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                            ERV
Aggregate Total Return = [(-------) - 1]
                             P

Based on the foregoing calculation, the aggregate total returns for the Funds for the periods ended December 31, 1998 were as follows:



                                                         INVESTMENT SHARES
                                                     Inception                                           Since
                                                       Date         One Year         Five Years        Inception
                                                       ----         --------         ----------        ---------
Growth and Income Fund                               12/01/92         27.68%           154.89%          186.66%
Index Equity Fund                                    11/25/92         27.93%           182.12%          213.47%
Small Company Growth Fund                            12/04/92         -6.40%            75.74%          109.37%
International Growth Fund                            12/04/92         17.60%            51.17%           96.61%
Income Fund                                          03/22/95          9.04%              N/A            39.33%
Intermediate Bond Fund                               11/25/92          7.26%            33.15%           44.48%
Short Term Bond Fund                                 12/04/92          6.00%            30.57%           34.95%
Tax-Free Income Fund                                 03/31/95          5.43%              N/A            28.09%
Intermediate Tax-Free Fund                           12/18/92          5.09%            26.61%           37.65%
Michigan Municipal Bond Fund                         05/11/93          4.60%            23.25%           26.76%
Money Market Fund                                    12/09/92          5.13%            27.25%           30.46%
Government Money Market Fund                         06/02/97          5.17%              N/A             8.39%
Michigan Municipal Money Market Fund                 12/15/92          3.06%            16.30%           18.39%



                                                       INSTITUTIONAL SHARES
                                                     Inception                                          Since
                                                       Date          One Year         Five Years      Inception
                                                       ----          --------         ----------      ---------
Growth and Income Fund                               11/02/92          28.07%           157.57%        199.07%
Index Equity Fund                                    11/02/92          28.26%           185.33%        225.03%
Small Company Growth Fund                            11/02/92          -6.15%            77.57%        126.00%
International Growth Fund                            12/04/92          17.92%            52.97%         99.76%
Income Fund                                          03/20/95           9.29%              N/A          40.63%
Intermediate Bond Fund                               11/02/92           7.65%            34.42%         46.99%
Short Term Bond Fund                                 11/02/92           6.14%            31.44%         36.63%
Tax-Free Income Fund                                 03/20/95           5.71%              N/A          29.57%
Intermediate Tax-Free Fund                           12/16/92           5.37%            27.86%         39.29%
Michigan Municipal Bond Fund                         05/03/93           4.75%            24.23%         28.02%
Money Market Fund                                    12/03/90           5.13%            27.32%         43.56%
Government Money Market Fund                         06/02/97           5.17%              N/A           8.43%
Michigan Municipal Money Market Fund                 06/03/91           3.06%            16.34%         24.53%

         The calculations are made assuming that (a) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (b) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

         A Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the Securities and Exchange Commission for mutual funds:

                                      a - b
                         Yield = 2 [ (------ + 1)(6) - 1]
                                       cd

Where:

              a =      dividends and interest earned during the period;

              b =      expenses accrued for the period (net of reimbursements);

              c = average daily number of shares outstanding during the period entitled to receive dividends; and

              d = the maximum offering price per share on the last day of the period.

         Based on the foregoing calculations, for the 30-day period ended December 31, 1998, the yields for the Investment Shares of the Bond Funds and Municipal Bond Funds were as follows: Income Fund, 4.71%; Intermediate Bond Fund, 4.34%; Short Term Bond Fund, 4.44%; Tax-Free Income Fund, 3.31%; Intermediate Tax-Free Fund, 3.18%; and Michigan Municipal Bond Fund, 3.57%. For the same period, the yields on the Institutional Shares of the Bond Funds and Municipal Bond Funds were as follows: Income Fund, 4.97%; Intermediate Bond Fund, 4.57%; Short Term Bond Fund, 4.59%; Tax-Free Income Fund, 3.56%; Intermediate Tax-Free Fund, 3.43%; and Michigan Municipal Bond Fund, 3.72%.


THE MUNICIPAL FUNDS

         The Investment Shares and the Institutional Shares of the Municipal Funds may also advertise "tax equivalent yield." Tax equivalent yield is calculated by dividing that portion of the Fund's yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt. For the 30-day period ended December 31, 1998, the tax equivalent yields, assuming a 39.6% tax rate for the Investment Shares of the Municipal Funds were as follows: Tax-Free Income Fund, 5.48%; Intermediate Tax-Free Fund, 5.26%; Michigan Municipal Bond Fund, 5.91%; and Michigan Municipal Money Market Fund, 4.75%. For the same period, the yields on the Institutional Shares of the Municipal Funds were as follows: Tax-Free Income Fund, 5.89%; Intermediate Tax-Free Fund, 5.68%; Michigan Municipal Bond Fund, 6.16%; and Michigan Municipal Money Market Fund, 4.75%.

                             ADVERTISING INFORMATION

         The Funds may from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, "Materials") a total return figure that more accurately compares a Fund's performance with other measures of investment return than the total return calculated as described above. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

         The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

         In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and

Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                              FINANCIAL STATEMENTS

         The Financial Statements included in the Funds' December 31, 1998 Annual Report to Shareholders are incorporated by reference into this SAI. The Financial Statements included in the Annual Report have been audited by the Trust's independent auditors, KPMG LLP, whose report thereon also appears in the Annual Report and are incorporated herein by reference. The Financial Statements in such Annual report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other part of the Annual Reports are incorporated herein. Copies of the Financial Statements may be obtained without charge by contacting The Kent Funds at P.O. Box 182201, Columbus, Ohio 43218-2201 or at 1-800-633-KENT (5368).

                             ADDITIONAL INFORMATION

         Set forth below are the record owners or, to the Trust's knowledge, the beneficial owners of 5% or more of the outstanding Investment and Institutional Shares of the Funds as of April 5, 1999.



                                                                                 PERCENTAGE OF
NAME AND ADDRESS                     FUND                       CLASS              OWNERSHIP
-----------------                    ----                       -----            -------------
Trent & Co.                    Growth and Income             Institutional           93.55%
4420 44th Street Suite A
Kentwood, MI 49512

BHC Securities, Inc.           Growth and Income             Investment              43.47%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

SEI Trust Company              Growth and Income             Investment              12.49%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                    Index Equity                  Institutional           85.19%
4420 44th Street Suite A
Kentwood, MI 49512

BISYS Brokerage Services       Index Equity                  Institutional           14.24%
P.O. Box 4054
Concord, CA 94524

BHC Securities, Inc.           Index Equity                  Investment              54.55%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

Trent & Co.                    Small Company Growth          Institutional           93.73%
4420 44th Street Suite A
Kentwood, MI 49512

BHC Securities, Inc.           Small Company Growth          Investment              24.64%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103


SEI Trust Company              Small Company Growth          Investment              14.99%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                    International Growth          Institutional           95.35%
4420 44th Street Suite A
Kentwood, MI 49512

                                                                                 Percentage of
Name and Address                         Fund                      Class           Ownership
-----------------                        ----                      -----         -------------
BHC Securities, Inc.              International Growth          Investment           22.93%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA  19103

SEI Trust Company                International Growth          Investment            22.31%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                      Income                        Institutional         94.95%
4420 44th Street Suite A
Kentwood, MI 49512

BHC Securities, Inc.             Income                        Investment            41.12%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA  19103

SEI Trust Company                Income                        Investment            36.46%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                      Intermediate Bond             Institutional         96.70%
4420 44th Street Suite A
Kentwood, MI 49512

BHC Securities, Inc.             Intermediate Bond             Investment            14.10%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA  19103

SEI Trust Company                Intermediate Bond             Investment            47.54%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                      Short Term Bond               Institutional         97.44%
4420 44th Street Suite A
Kentwood, MI 49512

BHC Securities, Inc.             Short Term Bond               Investment            65.92%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA  19103

                                                                                       PERCENTAGE OF
     NAME AND ADDRESS                          FUND               CLASS                  OWNERSHIP
     ----------------                          ----               -----                -------------
Trent & Co.                         Tax-Free Income           Institutional               96.60%
4420 44th Street Suite A
Kentwood, MI 49512

BHC Securities, Inc.                Tax-Free Income           Investment                  39.00%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

SEI Trust Company                   Tax-Free Income           Investment                  26.64%
One Freedom Valley Drive
Oaks, PA 19456

Fotru Co.                           Tax-Free Income           Investment                   5.76%
Evelyn G. Varner Trust
P.O. Box 1828
Grand Rapids, MI 49501-1828

Trent & Co.                         Intermediate Tax-Free     Institutional               97.17%
4420 44th Street Suite A
Kentwood, MI 49512


BHC Securities, Inc.                Intermediate Tax-Free     Investment                  20.18%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

SEI Trust Company                   Intermediate Tax-Free     Investment                  20.16%
One Freedom Valley Drive
Oaks, PA 19456

Northern Trust Company              Intermediate Tax-Free     Investment                   6.47%
Richard U. Light Irrev. S Trust
P.O. Box 92956
Chicago, IL 60675

Northern Trust Company              Intermediate Tax-Free     Investment                   9.52%
Richard U. Light Rev. S Trust
P.O. Box 92956
Chicago, IL 60675

Trent & Co.                         Michigan Municipal Bond   Institutional               98.16%
4420 44th Street Suite A
Kentwood, MI 49512


                                                                                       Percentage of
     Name and Address                     Fund                          Class            Ownership
     ----------------                     ----                          -----          -------------

BHC Securities, Inc.               Michigan Municipal Bond            Investment          25.60%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA  19103

SEI Trust Company                  Michigan Municipal Bond            Investment           5.06%
One Freedom Valley Drive
Oaks, PA  19456

Trent & Co.                        Michigan Municipal Bond            Investment          33.62%
4420 44th Street Suite A
Kentwood, MI  49512

Northern Trust Company             Michigan Municipal Bond            Investment           7.83%
Richard U. Light Irrev. S Trust
P.O. Box 92956
Chicago, IL  60675

Northern Trust Company             Michigan Municipal Bond            Investment          11.39%
Christopher U. Light Rev. Tr
P.O. Box 92956
Chicago, IL 60675

Trent & Co.                        Money Market                       Institutional       92.13%
4420 44th Street Suite A
Kentwood, MI  49512

V. Donna Berg                      Money Market                       Investment           8.71%
403 Midlakes Boulevard
Plainwell, MI  49080

SEI Trust Company                  Money Market                       Investment          14.30%
One Freedom Valley Drive
Oaks, PA  19456

BHC Securities, Inc.               Money Market                       Investment          44.79%
Twelve Hundred
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103

Old Kent Bank                      Government Money Market            Institutional       56.22%
111 Lyon Street, NW
Grand Rapids, MI  49503

Trent & Co.                        Government Money Market            Institutional       43.78%
4420 44th Street Suite A
Kentwood, MI  49512



                                                                                  PERCENTAGE OF
NAME AND ADDRESS                        FUND                     CLASS              OWNERSHIP
------------------                      ----                     -----            -------------
Daniel P. Kreuz                Government Money Market       Investment              39.92%
139 Horseshoe Lane
Marlton, NJ 08053

Helen Glynn                    Government Money Market       Investment              21.68%
Margaret A. McGovern Trust
11050 Valley Drive
Fountain Hills, AZ 85268

Mary E. Jones                  Government Money Market       Investment              17.95%
125 Walnut
Schoolcroft, MI 49087

Allan C. Caldmeyer             Government Money Market       Investment               5.61%
Matthew S. Caldmeyer
977 Gladstone SE
Grand Rapids, MI 49506

Frederick C. Lake              Government Money Market       Investment               5.53%
Amy Z. Lake
2210 Edgewood SE
Grand Rapids, MI 49546

Trent & Co.                    Michigan Municipal Money      Institutional           96.36%
4420 44th Street Suite A       Market
Kentwood, MI 49512

BHC Securities, Inc.           Michigan Municipal Money      Investment              84.05%
Twelve Hundred                 Market
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

SEI Trust Company              Michigan Municipal            Investment               5.41%
One Freedom Valley Drive       Money Market
Oaks, Pa 19456

         Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

         Except as otherwise stated in the Trust's prospectus, this SAI or required by law, the Trust reserves the right to change the terms of the offers stated in its prospectus or this SAI without shareholder approval, including the right to impose or change certain fees for services provided.

                                   APPENDIX A
                            DESCRIPTION OF SECURITIES

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.


                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


                  "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by S&P for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


                  "BB" - An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


                  "B" - An obligation rated "B" is more vulnerable to non-payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


                  "CCC" - An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numeric modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1: indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is this the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is solely present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC," "CC," "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90%, and "O" the lowest recovery potential, i.e. below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


                  "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.


                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

                  A Standard & Poor's rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes :

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality is present. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

                      THE KENT MICHIGAN MUNICIPAL BOND FUND
                  THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND

SPECIAL INVESTMENT CONSIDERATIONS RELATING
TO INVESTING IN MICHIGAN MUNICIPAL OBLIGATIONS


         The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from the Governor's Executive Budget for fiscal year 1999-2000 issued February 11, 1999, and from other sources available as of the date of this Statement of Additional Information. While the Trust has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

1998 ECONOMIC REVIEW AND 1999 ECONOMIC OUTLOOK

         The State's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. However it has been undergoing certain basic changes in its underlying structure and these changes continued in 1998. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, the State anticipates that its economy in the future will be somewhat less susceptible to cyclical swings and somewhat more resilient when national downturns occur.

         Total wage and salary employment is estimated to have grown by 1.9% in 1998. The rate of unemployment is estimated to have been 3.8% in 1998, below the national average for the fifth consecutive year. Personal income grew at an estimated 5.1% annual rate in 1998, up from 4.6% in 1997.

1998-99 STATE OF MICHIGAN BUDGET AND PRIOR RESULTS

         During the past five years, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, most of which were transferred to the State's counter-cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 1998 is estimated to have been in excess of $1.1 billion.

         The State budget for the 1998-99 fiscal year, which began October 1, 1998, has been accepted by the Legislature. This budget projects State General Fund/General Purpose revenues of approximately $9.0 billion, an increase of approximately 3.7% from the prior year. Among the budget uncertainties facing the State during the next several years are whether the recently-enacted school finance reform package will provide adequate revenues to fund Kindergarten through Twelfth Grade education in the future, whether international monetary or financial crises will adversely affect Michigan's economy, particularly automobile production and the general cyclicality of the automotive industry, whether there will be adequate funds available to address the State's need for more correctional facilities, and the uncertainties presented by proposed changes in Federal aid policies for state and local governments.


STATE CONSTITUTIONAL PROVISIONS AFFECTING REVENUES AND EXPENDITURES

         The State Constitution provides that proposed expenditures and revenues of any State operating fund must be in balance and that any prior year's surplus or deficit must be included in the succeeding year's budget for that fund.

         The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

         If in any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess must be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget and Economic Stabilization Fund, a cash reserve intended to mitigate the adverse effects on the State budget of downturns in the business cycle. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

         The State Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the results of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

         The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

STATE AND STATE-RELATED INDEBTEDNESS


         The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes, (ii) short- and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for voter-approved purposes.


         Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

         The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the Superintendent of Public Instruction, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

         There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

GENERAL OBLIGATION BONDS AND NOTES AND SCHOOL BOND LOAN FUND


         The State has issued and outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 1998, the State had approximately $874 million of general obligations bonds outstanding.


         The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligations bonds issued by local school districts.


         As of February 19, 1999, the ratings on State of Michigan general obligation bonds were "Aa1" by Moody's, "AA+" by S&P and "AA+" by Fitch Investors Services. There is no assurance that such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Because all or most of the Michigan Municipal Obligations are revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan Municipal Obligations may be different from those given to the State of Michigan.


LITIGATION


         The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. As of early 1998, these lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving other budgetary reductions to school districts and governmental units, and court funding. Notable among these legal proceedings are lawsuits brought by a number of school districts challenging the constitutionality of certain state-mandated special education services without corresponding funding. The ultimate disposition of these proceedings was not determinable as of early 1999.


PROPERTY TAX AND SCHOOL FINANCE REFORM

         The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

         On March 15, 1994, Michigan voters approved a property tax and school finance reform measure known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4%, the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

         Proposal A shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

                                   APPENDIX C

         As stated in the Prospectus, certain of the Funds may enter into futures contracts and options. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts
     -------------------------------

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes. This would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Funds will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may trade in any interest rate futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts
     -----------------------

         A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included.

         A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies
     ---------------------------------------

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments
     ---------------

         Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Lyon Street may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts
     ------------------------------------------

         There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the future moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by Lyon Street. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Lyon Street. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund is also subject to Lyon Street's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may also have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts
     ----------------------------

         A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased.

Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters
     -------------

         Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

                                THE KENT FUNDS

                                    PART C

                               OTHER INFORMATION

ITEM 23.   EXHIBITS

(a) Registrant's Restatement of Declaration of Trust was filed with Registrant's Post-Effective Amendment No. 24 as Exhibit 24(b)(1) and is incorporated by reference herein.

(b) Registrant's Amended and Restated By-Laws were filed with Registrant's Post-Effective Amendment No. 24 as Exhibit 24(b)(2) and are incorporated by reference herein.

(c) See Articles III, V and VIII of Registrant's Restatement of Declaration of Trust and Article II of Registrant's Amended and Restated By-Laws.

(d) The First Amendment to the Investment Advisory Agreement between Registrant and Old Kent Bank and Trust Company (now known as Old Kent Bank) was filed with Registrant's Post-Effective Amendment No. 24 as Exhibit 24(b)(5)(a) and is incorporated by reference herein.

     Amended Schedule A to the First Amendment to the Investment Advisory Agreement between Registrant and Old Kent Bank and Trust Company was filed with Registrant's Post-Effective Amendment No. 24 as Exhibit 24(b)(5)(b) and is incorporated by reference herein.

     The notice to Old Kent Bank pursuant to the Investment Advisory Agreement between Registrant and Old Kent Bank relating to The Kent Government Money Market Fund was filed with Registrant's Post-Effective Amendment No. 24 as
     Exhibit 24(b)(5)(c) and is incorporated by reference herein.

     Assumption Agreement between Old Kent Bank and Lyon Street Asset Management Co. dated March 2, 1998 was filed with Registrant's Post-Effective Amendment No. 24 as Exhibit 24(b)(5)(d) and is incorporated by reference herein.

     The notice to Lyon Street Asset Management Co. pursuant to the Investment Advisory Agreement between Registrant and Old Kent Bank (which has been assumed by Lyon Street Asset Management Co.) relating to The Kent Large Company Growth Fund was filed with Registrant's Post-Effective Amendment No. 25 as Exhibit 24(d)(1) and is incorporated by reference herein.

     The notice to Lyon Street Asset Management Co. pursuant to the Investment Advisory Agreement between Registrant and Old Kent Bank (which has been assumed by Lyon Street Asset Management Co.) relating to The Lyon Street Institutional Money Market

       Fund was filed with Registrant's Post-Effective Amendment No. 26 as
       Exhibit 24(d)(2) and is incorporated by reference herein.

(e) The Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership dated August 5, 1996 was filed with Registrant's Post-Effective Amendment No. 21 as Exhibit 24(b)(6)(a) and is incorporated by reference herein.

       The notice to BISYS Fund Services Limited Partnership pursuant to the Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership relating to The Kent Government Money Market Fund was filed with Registrant's Post-Effective Amendment No. 23 as Exhibit 24(b)(6)(b) and is incorporated by reference herein.

       The notice to BISYS Fund Services Limited Partnership pursuant to the Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership relating to The Kent Large Company Growth Fund was filed with Registrant's Post-Effective Amendment No. 25 as Exhibit 24(e)(1) and is incorporated by reference herein.

       The notice to BISYS Fund Services Limited Partnership pursuant to the Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership relating to The Lyon Street Institutional Money Market Fund was filed with Registrant's Post-Effective Amendment No. 26 as Exhibit 24(e)(2) and is incorporated by reference herein.

(f) The Kent Funds Deferred Compensation Plan and form of Deferred Compensation Agreement relating to the Deferred Compensation Plan were filed with Registrant's Post-Effective Amendment No. 21 as Exhibit 24(b)(7) and are incorporated by reference herein.

(g) The Custody Agreement between Registrant and Bank of New York is filed herewith.

(h)(1) The Administration Agreement between Registrant and BISYS Fund Services Limited Partnership dated August 5, 1996 was filed with Registrant's Post-Effective Amendment No. 21 as Exhibit 24(b)(9)(a) and is incorporated by reference herein.

       The notice to BISYS Fund Services Limited Partnership pursuant to the Administration Agreement between Registrant and BISYS Fund Services Limited Partnership relating to The Kent Government Money Market Fund was filed with Registrant's Post-Effective Amendment No. 23 as Exhibit 24(b)(9)(a)(i) and is incorporated by reference herein.

       The notice to BISYS Fund Services Limited Partnership pursuant to the Administration Agreement between Registrant and BISYS Fund Services Limited Partnership relating to The Kent Large Company Growth Fund was filed with Registrant's Post-Effective Amendment No. 25 as Exhibit 24(h)(1)(a) and is incorporated by reference herein.

       The notice to BISYS Fund Services Limited Partnership pursuant to the Administration Agreement between Registrant and BISYS Fund Services Limited Partnership relating to The Lyon Street Institutional Money Market Fund was filed with Registrant's Post-

       Effective Amendment No. 26 as Exhibit 24(h)(1)(b) and is incorporated by reference herein.

(h)(2) The Fund Accounting Agreement between Registrant and BISYS Fund Services, Inc. dated August 5, 1996 was filed with Registrant's Post-Effective Amendment No. 21 as Exhibit 24(b)(9)(b) and is incorporated by reference herein.

       The notice to BISYS Fund Services, Inc. pursuant to the Fund Accounting Agreement between Registrant and BISYS Fund Services, Inc. relating to The Kent Government Money Market Fund was filed with Registrant's Post-Effective Amendment No. 23 as Exhibit 24(b)(9)(b)(i) and is incorporated by reference herein.

       The notice to BISYS Fund Services, Inc. pursuant to the Fund Accounting Agreement between Registrant and BISYS Fund Services, Inc. relating to The Kent Large Company Growth Fund was filed with Registrant's Post-Effective Amendment No. 25 as Exhibit 24(h)(2)(a) and is incorporated by reference herein.

       The notice to BISYS Fund Services, Inc. pursuant to the Fund Accounting Agreement between Registrant and BISYS Fund Services, Inc. relating to The Lyon Street Institutional Money Market Fund was filed with Registrant's Post-Effective Amendment No. 26 as Exhibit 24(h)(2)(b) and is incorporated by reference herein.

(h)(3) The Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc. dated October 7, 1996 was filed with Registrant's Post-Effective Amendment No. 21 as Exhibit 24(b)(9)(c) and is incorporated by reference herein.

       The notice to BISYS Fund Services, Inc. pursuant to the Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc. relating to The Kent Government Money Market Fund was filed with Registrant's Post-Effective Amendment No. 23 as Exhibit 24(b)(9)(c)(i) and is incorporated by reference herein.

       The notice to BISYS Fund Services, Inc. pursuant to the Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc. relating to The Kent Large Company Growth Fund was filed with Registrant's Post-Effective Amendment No. 25 as Exhibit 24(h)(3)(a) and is incorporated by reference herein.

       The notice to BISYS Fund Services, Inc. pursuant to the Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc. relating to The Lyon Street Institutional Money Market Fund was filed with Registrant's Post-Effective Amendment No. 26 as Exhibit 24(h)(3)(b) and is incorporated by reference herein.

(i)    Not Applicable.

(j)(1) Consent of KPMG LLP is filed herewith as Exhibit (j)(1).

(j)(2) Consent of Drinker Biddle & Reath LLP is filed herewith as Exhibit
       (j)(2).

(k)  Not applicable.

(l) The subscription agreement was filed with Registrant's Registration Statement as Exhibit 24(b)(13) and is incorporated by reference herein.

(m) Registrant's Amended and Restated Master Distribution Plan for Investment Shares and related form of agreement were filed with Registrant's Post-Effective Amendment No. 21 as Exhibit 24(b)(15)(a) and Exhibit 24(b)(15)(b), respectively, and are incorporated by reference herein.

(n)  Financial Data Schedules are filed herewith.

(o) Registrant's Rule 18f-3 Plan was filed with Registrant's Post-Effective Amendment No. 23 as Exhibit 24(b)(18) and is incorporated by reference herein.


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           Not applicable.


ITEM 25.   INDEMNIFICATION

     See Article VIII of Section 3 of Registrant's Restatement of Declaration of Trust which was filed with Registrant's Post-Effective Amendment No. 24 as
Exhibit 24(b)(1) and is incorporated by reference herein. See Section 1.12 of the Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership which was filed with Registrant's Post-Effective Amendment No. 21 as
Exhibit 24(b)(6)(a) and is incorporated by reference herein.


ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information as to any other business, profession, vocation or employment of a substantial nature in which each director and officer of Lyon Street Asset Management Company is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated by reference to Schedules A and D of Lyon Street Asset Management Company's Form ADV (File No. 801-55015) filed on March 2, 1998, as amended.

ITEM 27.   PRINCIPAL UNDERWRITERS

     (a) BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services acts as distributor and administrator for Registrant. BISYS Fund Services also distributes the securities of:

                                 Alpine Equity Trust
                             American Performance Funds
                               AmSouth Mutual Funds
                                The ARCH Fund, Inc.
                            The BB&T Mutual Funds Group
                                The Coventry Group
                              ESC Strategic Funds, Inc.
                                 The Eureka Funds
                                 Fifth Third Funds
                                 Governor Funds
                               Hirtle Callaghan Trust
                                HSBC Funds Trust
                             HSBC Mutual Funds Trust
                            The Infinity Mutual Funds, Inc.
                              INTRUST Funds Trust
                                 Magna Funds
                            Meyers Investment Trust
                           MMA Praxis Mutual Funds
                             M.S.D.&T. Funds
                            Pacific Capital Funds
                        The Parkstone Advantage Fund
               Puget Sound Alternative Investment Series Trust
                            Republic Funds Trust
                     The Republic Advisors Funds Trust
                            Sefton Funds Trust

                     SSgA International Liquidity Fund
                          Summit Investment Trust
                          Variable Insurance Funds
                           The Victory Portfolios
                    The Victory Variable Insurance Funds
                         Vintage Mutual Funds, Inc.

     (b)   Partners of BISYS Fund Services Limited Partnership are as follows:

Name and Principal            Positions and Offices     Positions and Offices
Business Addresses            with BISYS Fund Services  with Registrant
------------------            ------------------------  ---------------------

BISYS Fund Services, Inc.     Sole General Partner      None
3435 Stelzer Road
Columbus, Ohio 43219

WC Subsidiary Corporation     Sole Limited Partner      None
150 Clove Road
Little Falls, NJ 07424

     (c)   Not Applicable.


ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder is maintained by BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219, except for Registrant's minute books, which are maintained by Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107.


ITEM 29.   MANAGEMENT SERVICES

     Not applicable.


ITEM 30.   UNDERTAKINGS

     Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus, in the State of Ohio, on the 29 th day of April, 1999.

                              THE KENT FUNDS

                              By: */ s/ James F. Duca, II
                                  ---------------------------
                                  James F. Duca, II
                                  President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                     TITLE                            DATE
----------                     -----                            ----

*/ s/ James F. Duca, II        President                        April 29, 1999
-----------------------------
James F. Duca, II

*/s/  Martin R. Dean           Treasurer (Principal Accounting  April 29, 1999
-----------------------------  and Financial Officer)
Martin R. Dean

*/ s/ Walter B. Grimm          Chairman and Trustee             April 29, 1999
-----------------------------
Walter B. Grimm

*/ s/ Joseph F. Damore         Trustee                          April 29, 1999
-----------------------------
Joseph F. Damore

*/ s/ James F. Rainey          Trustee                          April 29, 1999
-----------------------------
James F. Rainey

*/ s/ Ronald F. VanSteeland    Trustee                          April 29, 1999
-----------------------------
Ronald F. VanSteeland

     *By:  /s/ Robert L. Tuch
           -----------------------
           Robert L. Tuch
           Attorney-in-Fact

* Robert L. Tuch, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Trustees and Officers of Registrant pursuant to powers of attorney duly executed by such persons.

                                THE KENT FUNDS


                               POWER OF ATTORNEY
                               -----------------



  I, James F. Duca, II, hereby appoint W. Bruce McConnel, III and Robert L. Tuch, and either of them, my true and lawful attorneys and agents, with power of substitution and resubstitution, to perform any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The Kent Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in my name and on my behalf as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and I hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                     /s/ James  S. Duca, II
                                     ------------------------
                                     James F. Duca, II


Date:  March 29, 1999

                                THE KENT FUNDS


                               POWER OF ATTORNEY
                               -----------------



  I, Martin R. Dean, hereby appoint W. Bruce McConnel, III and Robert L. Tuch, and either of them, my true and lawful attorneys and agents, with power of substitution and resubstitution, to perform any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The Kent Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in my name and on my behalf as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and I hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                    /s/ Martin R. Dean
                                    -----------------------
                                    Martin R. Dean


Date:  March 29, 1999

                                THE KENT FUNDS


                               POWER OF ATTORNEY
                               -----------------



  I, Walter B. Grimm, hereby appoint W. Bruce McConnel, III and Robert L. Tuch, and either of them, my true and lawful attorneys and agents, with power of substitution and resubstitution, to perform any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The Kent Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in my name and on my behalf as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and I hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                    /s/ Walter B. Grimm
                                    ------------------------
                                    Walter B. Grimm


Date:  March 29, 1999

                                THE KENT FUNDS


                               POWER OF ATTORNEY
                               -----------------



  I, Joseph F. Damore, hereby appoint W. Bruce McConnel, III and Robert L. Tuch, and either of them, my true and lawful attorneys and agents, with power of substitution and resubstitution, to perform any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The Kent Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in my name and on my behalf as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and I hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                   /s/ Joseph F. Damore
                                   -------------------------
                                   Joseph F. Damore


Date:  March 29, 1999

                                THE KENT FUNDS


                               POWER OF ATTORNEY
                               -----------------



  I, James F. Rainey, hereby appoint W. Bruce McConnel, III and Robert L. Tuch, and either of them, my true and lawful attorneys and agents, with power of substitution and resubstitution, to perform any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The Kent Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in my name and on my behalf as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and I hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                   /s/ James F. Rainey
                                   -----------------------
                                   James F. Rainey


Date:  March 29, 1999

                                THE KENT FUNDS


                               POWER OF ATTORNEY
                               -----------------



  I, Ronald F. VanSteeland, hereby appoint W. Bruce McConnel, III and Robert L. Tuch, and either of them, my true and lawful attorneys and agents, with power of substitution and resubstitution, to perform any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The Kent Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in my name and on my behalf as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and I hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                 /s/ Ronald F. VanSteeland
                                 ----------------------------
                                 Ronald F. VanSteeland


Date:  March 29, 1999

                                 EXHIBIT INDEX


Exhibit (g)                 Custody Agreement

Exhibit (j)(1)              Consent of KPMG LLP

Exhibit (j)(2)              Consent of Drinker Biddle & Reath LLP.

Exhibit (n)                 Financial Data Schedules